OLD MUTUAL FUNDS II

Old Mutual Heitman REIT Fund

4643 South Ulster Street, Suite 700

Denver, CO  80237

1-888-772-2888

April 9, 2012

Dear Shareholder:

A special meeting (the “Meeting”) of the shareholders of the Old Mutual Heitman REIT Fund (the “Old Mutual Heitman Fund” or “Target Fund”), a series of Old Mutual Funds II (“Old Mutual Trust”), will be held at 10:00 a.m. Mountain Time at the offices of Old Mutual Capital, Inc. (“Old Mutual”) at 4643 South Ulster Street, Suite 800, Denver, CO 80237 on May 16, 2012.  The purpose of the Meeting is to vote on an important proposal that affects Old Mutual Trust and your investment in the Old Mutual Heitman Fund.

At the Meeting, shareholders of the Old Mutual Heitman Fund will be asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which contemplates the reorganization of the Target Fund into the Heitman REIT Fund (the “Acquiring Fund”), a series of FundVantage Trust (“FundVantage”).  The reorganization contemplates the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund (the “Reorganization”). The following table shows the Target Fund and the Acquiring Fund, as well as the share classes of the Acquiring Fund that will be issued to each share class of the Target Fund. The Acquiring Fund is a newly-organized fund that has been created for purposes of the Reorganization.

Target Fund and Classes	Acquiring Fund and Corresponding Classes
Old Mutual Heitman REIT Fund, a series of Old Mutual	Heitman REIT Fund, a series of FundVantage
Trust
Class A Shares	Class A Shares
Class Z Shares	Class Z Shares
Institutional Class Shares	Class Z Shares

As a shareholder of the Target Fund, you are being asked to vote to approve the Reorganization Agreement with respect to the Target Fund. The accompanying document describes the Reorganization and compares the policies and expenses of the Target Fund to those of the Acquiring Fund for your review and evaluation. The transition of the Target Fund onto the FundVantage mutual fund platform will permit continuity of investment management because the current investment sub-adviser to the Target Fund will become the investment adviser to the Acquiring Fund and the current portfolio management team will remain in place after the Reorganization.  The combination also presents the opportunity to achieve economies of scale and to operate with greater efficiency and lower overall costs over time.  In addition, expense limitations currently in place for the Target Fund will remain in place for the Acquiring Fund through the day immediately prior to the second anniversary of the closing of the Reorganization.

The Board of Trustees of Old Mutual Trust has unanimously approved and recommends that you vote “FOR” the Reorganization proposal.

The enclosed Proxy Statement/Prospectus describes the proposal and compares the Target Fund to the Acquiring Fund.   You should review these materials carefully.

Your vote is important no matter how many shares you own.  Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope.  If you attend the Meeting, you may vote in person.  If you have questions, please call us at 1-888-772-2888.  You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card.  If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Broadridge Financial Services, Inc., reminding you to vote.

Sincerely,

Julian F. Sluyters

President

OLD MUTUAL FUNDS II

Old Mutual Heitman REIT Fund

4643 South Ulster Street, Suite 700

Denver, CO  80237

1-888-772-2888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on May 16, 2012

A special meeting of the shareholders of the Old Mutual Heitman REIT Fund (the “Old Mutual Heitman Fund” or “Target Fund”), a series of Old Mutual Funds II (“Old Mutual Trust”), will be held on May 16, 2012 at 10:00 a.m. Mountain Time at the offices of Old Mutual Capital, Inc. (“Old Mutual”) at 4643 South Ulster Street, Suite 800, Denver, CO 80237 and any adjournment or postponement thereof (the “Meeting”) for the following purpose:

To approve an Agreement and Plan of Reorganization between the Target Fund and the Heitman REIT Fund (the “Acquiring Fund”), a series of FundVantage Trust (“FundVantage”) providing for: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the subsequent pro rata distribution of shares of the Acquiring Fund to the Target Fund shareholders, and (iii) the termination and complete liquidation of the Target Fund (the “Reorganization”).

Shareholders of record as of the close of business on March 5, 2012 are entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting.  Only shareholders of the Target Fund will vote on the proposal.

The Board of Trustees of Old Mutual Trust (the “Old Mutual Trust Board”) requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope, or by voting by telephone or via the internet using the instructions on the proxy card.

The Old Mutual Trust Board recommends that you cast your vote FOR the Reorganization as described in the Proxy Statement/Prospectus.

Please sign and promptly return each proxy card in the postage paid return envelope regardless of the number of shares owned.

/s/ Kathryn L. Santoro
Kathryn L. Santoro
Vice President and Secretary
April 9, 2012

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL

We are providing you with this overview of the proposal on which your vote is requested.  Please read the full text of the Proxy Statement/Prospectus, which contains additional information about the proposal, and keep it for future reference.  Your vote is important.

Questions and Answers

Q.                                   What am I being asked to vote upon?

A.                                    As a shareholder of the Old Mutual Heitman REIT Fund (the “Target Fund”), you are being asked to consider and approve an Agreement and Plan of Reorganization (“Agreement”) pursuant to which the assets and liabilities of the Target Fund will be transferred to the Heitman REIT Fund (the “Acquiring Fund”), a series of FundVantage Trust (“FundVantage”). We refer to this transaction as the “Reorganization”.  The Acquiring Fund is a newly-organized fund that has been created for purposes of the Reorganization. The Reorganization as described in the Agreement will involve three steps:

•                  the transfer of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having equivalent value to the net assets transferred;

•                  the pro rata distribution of shares of the same or a comparable class of the Acquiring Fund to the shareholders of the Target Fund on the closing date of the Reorganization (“Closing Date”) and the termination and cancellation of the outstanding shares of the Target Fund held by such shareholders; and

•                  the termination and winding up of the affairs of the Target Fund and dissolution under applicable law.

The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Target Fund that you held immediately prior to the Reorganization.  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization.  You are therefore not expected to recognize gain or loss for federal income tax purposes on the exchange of your shares of the Target Fund for shares of the Acquiring Fund.  No sales charges or redemption fees will be imposed in connection with the Reorganization and any minimum investment amounts will be waived.

Q.                                   Why is the Reorganization being proposed?

A.                                    The Old Mutual Trust Board approved transitioning the assets and liabilities of the Target Fund to the newly formed Acquiring Fund on the FundVantage fund platform.

The transition of the Target Fund onto the FundVantage mutual fund platform will permit continuity of investment management because the current investment sub-adviser to the Target Fund will become the investment adviser to the Acquiring Fund and the current portfolio management team will remain in place after the Reorganization.  The combination also presents the opportunity to achieve economies of scale and to operate with greater efficiency and lower overall costs over time.  In addition, expense limitations currently in place for the Target Fund will remain in place for the Acquiring Fund through the day immediately prior to the second anniversary of the closing of the Reorganization.

Q.                                   What effect will the Reorganization have on me as a shareholder of the Target Fund?

A.                                    Immediately after the Reorganization, you will own shares of the Acquiring Fund that are equal in value to the shares of the Target Fund that you held immediately prior to the closing of the Reorganization.  Certain

Q/A-1

of the service providers to the Acquiring Fund are different than the service providers to the Target Fund and, as a result, the processes and mechanisms that shareholders who purchase shares directly from the Target Fund (and not through a financial intermediary) currently utilize to buy, redeem and exchange shares may change.  In addition, certain investor services and investment privileges will be different.  These differences are described in the Proxy Statement/Prospectus.

Q.                                   Are there any significant differences between the investment objective, principal investment strategies and risks of the Target Fund and the Acquiring Fund?

A.                                    The Target Fund and the Acquiring Fund have the same investment objective, principal investment strategies and risks. The “Comparison of Investment Objectives and Principal Investment Strategies,” and “Principal Risks of Both Funds” sections of the Proxy Statement/Prospectus describe the similarities.

Q.                                   Who will manage the Target Fund after the Reorganization?

A.                                    Heitman Real Estate Securities LLC (“Heitman”), the current sub-adviser to the Target Fund, will serve as the investment adviser to the Acquiring Fund.  Heitman will utilize the same portfolio managers as are currently managing  the Target Fund. The Proxy Statement/Prospectus contains detailed information about the portfolio management team.

Q.                                   Are there any significant differences in the advisory fee or total annual fund operating expenses of the Target Fund and the Acquiring Fund?

A.                                    Although total annual fund operating expenses are expected to increase, the Acquiring Fund has advisory fees that are the same as the Target Fund at current asset levels.  However, the advisory fees paid by the Acquiring Fund to Heitman will differ from those of the Target Fund because the Target Fund’s advisory fees include compensation for certain administrative services and the advisory fees paid by the Acquiring Fund to Heitman do not include any compensation for administrative services. Instead, the Acquiring Fund will pay a separate and additional fee for administrative services to BNY Mellon Investment Servicing (US) Inc. under a separate agreement. In addition, Heitman has contractually agreed to waive advisory fees and reimburse expenses to the extent required to limit the Acquiring Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, other extraordinary expenses not incurred in the ordinary course of FundVantage’s business and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)) to an amount no greater than the expense limitation of the Target Fund prior to the Reorganization.  This contractual expense limitation will be in place for two years from the Closing Date of the Reorganization.  The term of the Acquiring Fund’s contractual expense limitations is longer than the contractual expense limitations currently in place with the Target Fund, which expire December 31, 2012.  Absent such expense limitations, the total annual fund operating expenses of Class A shares and Class Z shares of the Acquiring Fund are expected to be higher than the total annual fund operating expenses of Class A shares and Class Z shares of the Target Fund.  The “Comparison of Fees and Expenses” section of the Proxy Statement/Prospectus compares the fees and expenses of the Target Fund and the Acquiring Fund in detail.

Q.                                   Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

A.                                    No, the total value of the shares of the Target Fund that you own will be exchanged for shares of the Acquiring Fund without the imposition of any sales load, commission or other transactional fee.

Q/A-2

Q.                                   What are the expected federal income tax consequences of the Reorganization?

A.                                    The Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes and the Target Fund anticipates receiving a legal opinion to that effect.  Thus, while there can be no guarantee that the U.S. Internal Revenue Service will adopt a similar position, it is expected that shareholders will have no adverse federal income tax consequences as a result of the Reorganization.  Neither Old Mutual Trust nor FundVantage provide tax advice, and shareholders are urged and advised to consult their own tax advisers about the tax consequences of the Reorganization.

See “Federal Income Tax Consequences” for more information on the federal tax consequences of the Reorganization.

Q.                                   Have my Fund’s Trustees considered the Reorganization, and how do they recommend that I vote?

A.                                    The Trustees of Old Mutual Trust, including the Trustees who are not “interested persons” (as defined in the1940 Act) of Old Mutual Trust, have carefully considered the Reorganization and unanimously recommend that you vote “FOR” the Reorganization.  A summary of the considerations of the Trustees in making this recommendation is provided in the “Board Considerations” section of the Proxy Statement/Prospectus.

Q.                                   What is the anticipated timing of the Reorganization?

A.                                    A special meeting of shareholders of the Target Fund will be held on May 16, 2012 (the “Meeting”).  If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur in the second quarter of 2012.

Q.                                   What will happen if shareholders do not approve the Reorganization?

A.                                    If the shareholders of the Target Fund do not approve the Reorganization, the Old Mutual Trust Board will consider other possible courses of action for the Fund.  Old Mutual Capital, Inc. (“Old Mutual”) the current investment adviser to the Target Fund, has stated that it does not intend to remain in the mutual fund asset management business in the long-term, so the Old Mutual Trust Board would need to seek a new investment adviser for the Target Fund, unless the Target Fund was otherwise reorganized, merged or liquidated.

Q.                                   What if I do not wish to participate in the Reorganization?

A.                                    If you do not wish to have your shares of the Target Fund exchanged for shares of the Acquiring Fund as part of the Reorganization, you may redeem your shares prior to the consummation of the Reorganization.  If you redeem your shares, you will incur any applicable deferred sales charge or redemption fee and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q.                                   Why are you sending me the Proxy Statement/Prospectus?

A.                                    You are receiving the Proxy Statement/Prospectus because you owned shares in the Target Fund on March 5, 2012 (the “Record Date”) and have the right to vote on the very important proposal described therein concerning the Target Fund.  The Proxy Statement/Prospectus contains information that shareholders of the Target Fund should know before voting on the proposed Reorganization.  The document is both a proxy statement of the Target Fund and a prospectus for the Acquiring Fund.

Q.                                   Will the Target Fund or Acquiring Fund pay the costs of this proxy solicitation or any additional costs in connection with the proposed Reorganization?

A.                                    Neither the Target Fund nor the Acquiring Fund will bear these costs.  Heitman or its affiliates will bear all expenses arising in connection with the Reorganization.

Q/A-3

Q.                                   What is the required vote to approve the Reorganization?

A.                                    For the Target Fund, shareholder approval of the Reorganization requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of 50% of the outstanding shares of the Target Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Target Fund.  For the Target Fund, the holders of one-third of the outstanding shares entitled to vote at the Meeting shall constitute a quorum.

Q.                                   How do I vote my shares?

A.                                    For your convenience, there are several ways you can vote:

•                  Voting by Telephone or the Internet: You may vote your shares quickly and easily by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying the Proxy Statement/Prospectus.

•                  Voting in Person:  If you attend the Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote.  However, if your shares were held in the name of your broker, bank or other nominee, you are required to bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

•                  Voting by Proxy: Whether or not you plan to attend the Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided.  Returning the proxy card will not affect your right to attend the Meeting and vote.  If you properly fill in and sign your proxy card and send it in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed.  If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal, as recommended by the Old Mutual Trust Board, and in their best judgment on other matters.  Your proxy will have the authority to vote and act on your behalf at any adjournment of the Meeting.  If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Old Mutual Trust in writing at the address of Old Mutual Trust set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that you have revoked your proxy.  In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote in person (provided that you have the required authorization for shares held through a broker or other nominee).

Q.                                   Whom should I call for additional information about the Reorganization or the Proxy Statement/Prospectus?

A.                                    If you need any assistance, or have any questions regarding the Reorganization or how to vote your shares, please call Old Mutual at 1-888-772-2888.

Q/A-4

OLD MUTUAL FUNDS II	FUNDVANTAGE TRUST
4643 South Ulster Street, Suite 700 Denver, CO 80237	301 Bellevue Parkway Wilmington, DE 19809
1-888-772-2888	1-302-791-1851

PROXY STATEMENT AND PROSPECTUS
April 9, 2012

Introduction

This document contains information that shareholders of the Old Mutual Heitman REIT Fund (the “Target Fund”), a series of Old Mutual Funds II (“Old Mutual Trust”), should know before voting on the proposed reorganization that is described herein, and should be retained for future reference.  It is both a proxy statement of the Target Fund and a prospectus for the Heitman REIT Fund (the “Acquiring Fund”), a series of the FundVantage Trust (“FundVantage”). The Target Fund and the Acquiring Fund are series of registered open-end management investment companies.  We sometimes refer to the Target Fund and the Acquiring Fund collectively as the “Funds” and to each fund individually as a “Fund.”  The following table shows the Target Fund and the Acquiring Fund, as well as the share classes of the Target Fund and the corresponding share classes of the Acquiring Fund that will be issued to each share class of the Target Fund.

Target Fund and Classes	Acquiring Fund and Corresponding Classes
Old Mutual Heitman REIT Fund	Heitman REIT Fund
Class A	Class A
Class Z	Class Z
Institutional Class	Class Z

The special meeting of the shareholders of the Target Fund (the “Meeting”) will be held at the offices of Old Mutual Capital, Inc. (“Old Mutual”) at 4643 South Ulster Street, Suite 800, Denver, CO 80237 on May 16, 2012 at 10:00 a.m. Mountain Time.  At the Meeting, shareholders of the Target Fund are being asked to consider the following proposal:

To approve an Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund providing for: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the subsequent pro rata distribution of shares of the Acquiring Fund to the Target Fund shareholders; and (iii) the termination and complete liquidation of the Target Fund (the “Reorganization”).

The Board of Trustees of Old Mutual Trust (the “Old Mutual Trust Board”) has fixed the close of business on March 5, 2012 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof.  We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about April 9, 2012 to all shareholders entitled to vote at the Meeting.

The Old Mutual Trust Board has approved the Agreement and Plan of Reorganization (the “Agreement”) and has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result thereof.  The Board of Trustees of FundVantage similarly approved the Agreement on behalf of the Acquiring Fund.

If shareholders of the Target Fund do not approve the Reorganization, the Old Mutual Trust Board will consider what further action is appropriate.  Old Mutual has stated that it does not intend to remain in the mutual fund asset management business in the long-term, so the Old Mutual Trust Board would need to seek a new investment adviser for the Target Fund, unless the Target Fund was otherwise reorganized, merged or liquidated.

Additional information about the Old Mutual Heitman REIT Fund is available in the:

•                  Prospectus for the Target Fund;

•                  Annual and Semi-Annual Reports to shareholders of the Target Fund; and

•                  Statement of Additional Information (“SAI”) for the Target Fund.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”).  The prospectus of the Target Fund, dated July 26, 2011, as supplemented, is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The SAI to this Proxy Statement/Prospectus, dated the same date as this Proxy Statement/Prospectus, also is incorporated by reference and deemed to be part of this document. The prospectus of the Target Fund, the most recent Annual Report to shareholders of the Target Fund containing audited financial statements for the most recent fiscal year, and the most recent Semi-Annual Report to shareholders of the Target Fund have been previously mailed to shareholders and are available on Old Mutual’s web site at www.oldmutualfunds.com.  Annual or semi-annual reports to shareholders that are issued after the date of this Proxy Statement/Prospectus, which will contain updated financial statements, will also be mailed to shareholders as of the Record Date and will be available on Old Mutual’s website.

Copies of all of these documents are available upon request without charge by writing to or calling:

OLD MUTUAL FUNDS II
P.O. Box 219534 Kansas City, MO 64121-9534
1-888-772-2888

You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing to the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus.  Any representation to the contrary is a criminal offense.  An investment in the Target Fund or Acquiring Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.  You may lose money by investing in the Funds.

i

PROPOSAL:
APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

Summary

The Old Mutual Trust Board has approved the transition of the Target Fund to the FundVantage fund platform by transferring the assets and liabilities of the Target Fund to the newly formed Acquiring Fund on the FundVantage platform. The Target Fund and the Acquiring Fund have the same investment objectives, principal investment strategies and risks.

The current investment sub-adviser of the Target Fund will be the investment adviser to the Acquiring Fund following the Reorganization.

In connection with the transaction, Old Mutual asked the Old Mutual Trust Board to approve the Agreement pursuant to which the assets and liabilities of the Target Fund would be transitioned to the Acquiring Fund on the FundVantage mutual fund platform. On March 1, 2012, the Old Mutual Trust Board unanimously voted to approve the Agreement, subject to approval by shareholders of the Target Fund and satisfaction of other closing conditions.  In the Reorganization, the Target Fund will transfer its assets and liabilities to the Acquiring Fund.  The Acquiring Fund will then issue shares to the Target Fund, which will distribute such shares to shareholders of the Target Fund. Any shares you own of the Target Fund at the time of the Reorganization will be terminated and cancelled and you will receive shares, in the same or a comparable share class, of the Acquiring Fund having an aggregate value equal to the value of your shares of the Target Fund. It is expected that no gain or loss will be recognized by any shareholder of the Target Fund in connection with the Reorganization, as discussed below under “Federal Income Tax Consequences.” If approved by shareholders and certain other conditions are met, the Reorganization is expected to occur during the second quarter of 2012.

Reasons for the Reorganization

The Old Mutual Trust Board considered the proposed Reorganization and concluded that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result thereof.  In reaching that conclusion, the Old Mutual Trust Board considered, among other things:

(1) the reputation, financial strength and resources of FundVantage and its service providers;

(2) the Acquiring Fund and the Target Fund have the same investment objective, principal investment strategies and risks;

(3) the current investment sub-adviser to the Target Fund will become the investment adviser to the Acquiring Fund and the current portfolio management team will remain in place for the Acquiring Fund after the Reorganization;

(4) the management fee rate charged to the Target Fund is the same as the advisory fee rate charged to the Acquiring Fund, although the Target Fund’s management fee includes compensation for certain administrative services for which the Acquiring Fund will pay a separate additional fee to BNY Mellon Investing Servicing (US) Inc., a third-party administrator;

(5) Heitman Real Estate Securities LLC (“Heitman”), the adviser to the Acquiring Fund, will provide a two-year contractual expense limitation that will limit the total annual fund operating expenses of the Acquiring Fund to an amount no greater than the expense limitations in place for the Target Fund prior to the Reorganization;

(6) the transition from the Target Fund’s current service providers to post-Reorganization service providers will not have any foreseeable adverse effect on shareholders;

(7) Heitman and/or its affiliates will pay all expenses of the Target Fund and the Acquiring Fund in connection with the Reorganization;

(8) while the pro forma gross total annual fund operating expenses  of the Acquiring Fund  were projected to be higher than those of the Target Fund, the Reorganization would be in the best interests of shareholders  because (a) Heitman has contractually agreed to limit total annual fund operating expenses of the Acquiring Fund for a two-year period from and after the Reorganization by waiving advisory fees and reimbursing expenses, and (b) if the Target Fund remained on the Old Mutual platform it would pay higher gross total annual fund operating expenses than the Acquiring Fund because (i) the other mutual funds on the Old Mutual platform have been slated to be liquidated or reorganized off of the platform and, accordingly, the Target Fund would no longer benefit from the reduction in expenses from economies of scale of a multi-series trust, and (ii) the current investment adviser of the Target Fund was not willing to continue to support the Fund or to continue expense reimbursement and fee waiver arrangements after they expire on December 31, 2012; and

(9) the Reorganization is intended to be a tax-free transaction for federal income tax purposes.

1

For a more complete discussion of the factors considered by the Old Mutual Trust Board in approving the Reorganization, see the section entitled “Board Considerations” in this Proxy Statement/Prospectus.

Comparison of Investment Objectives and Principal Investment Strategies

The following summarizes the investment goals, strategies and management differences, if any, between the Target Fund and the Acquiring Fund:

	Target Fund	Acquiring Fund

Investment Objective Investment Strategies

The Target Fund seeks to provide investors with a high total return consistent with reasonable risk.

To pursue its investment objective, the Target Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts (“REITs”) or investments with economic characteristics similar to REITs. Heitman, the Target Fund’s sub-adviser, considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. The equity securities in which the Target Fund may invest include common and preferred stocks.

Heitman pursues a growth at a reasonable price investment philosophy and seeks companies with strong growth in earnings and dividends, reasonable valuation metrics, and low risk to earnings and dividends. Most companies in the investable universe specialize in a particular property type such as office, retail, or apartments and some of these companies focus on a particular geographic region.

For each company in the investable universe, Heitman assesses real estate markets, property portfolio, balance sheet structure, growth strategies, and management quality to develop inputs for our security valuation models. Heitman uses proprietary security valuation models to identify relative mispricings in the public market. Heitman also uses an intrinsic value model to assess the value of real estate owned. Heitman selects securities which are expected to deliver strong total returns and generally expects to hold between 30 and 50 securities.

The investment objective and strategies of the Acquiring Fund are identical to those of the Target Fund except that (i) the Acquiring Fund’s investment objective is non-fundamental, meaning it can be changed by the FundVantage Board without shareholder approval, and (ii) Heitman will be the investment adviser to the Acquiring Fund rather than the sub-adviser.

2

Principal Risks of Both Funds

The Funds have the same investment objectives and the same investment strategies, except as noted in the table above.  As a result, the risks associated with an investment in the Target Fund are the same risks associated with an investment in the Acquiring Fund.

Like all investments in securities, you risk losing money by investing in the Funds. The main risks of investing in the Funds are:

Stock Market Risk. The value of the stocks and other securities owned by the Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize Heitman’s determination of an investment’s value or Heitman may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Funds concentrate their investments in certain real estate related industries, which may cause a Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. Real estate industries are particularly sensitive to the following economic factors: decreases in demand due to economic recessions; increases in supply due to overbuilding; interest rate changes; changes in zoning laws; changes in neighborhood values; increases in property taxes; casualty and condemnation losses; and regulatory limitations on rents.

REITs Risk. Real Estate Investment Trusts or “REITs” may expose a Fund to similar risks associated with direct investment in real estate. REITs are dependent upon specialized management skills, have limited diversification and are generally dependent on their ability to generate cash flow to make distributions to shareholders.

Comparison of Fundamental and Non-Fundamental Investment Restrictions

The investment limitations of the Acquiring Fund are substantially similar to the investment limitations of the Target Fund. The Acquiring Fund and the Target Fund have adopted fundamental investment limitations relating to diversification, borrowing, issuing senior securities, underwriting, investing in real estate, investing in physical commodities, making loans, concentrating in particular industries, and investing in other investment companies, all in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).  The Target Fund and the Acquiring Fund have also adopted non-fundamental investment limitations.  Fundamental investment limitations cannot be changed without shareholder approval while the Board of Trustees can change a non-fundamental investment limitation without shareholder approval. The following table compares the fundamental and non-fundamental investment limitations of the Acquiring Fund and the Target Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Restriction	Target Fund	Acquiring Fund

Diversification and Issuer Concentration

The Target Fund is a “diversified company” as defined in the 1940 Act. This means that the Target Fund will not purchase the securities of any issuer if, as a result, the Target Fund would fail to be a diversified company within the

This fundamental investment restriction is identical to that of the Target Fund.

3

Restriction	Target Fund	Acquiring Fund

meaning of the “1940 Act Laws, Interpretations, and Exemptions.”(1) This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations, and Exemptions.

Borrowing/ Issuing Senior Securities	The Target Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations, and Exemptions.	This fundamental investment restriction is identical to that of the Target Fund

Underwriting

The Target Fund may not underwrite the securities of other issuers. This restriction does not prevent the Target Fund from engaging in transactions involving the acquisition, disposition, or resale of its portfolio securities, regardless of whether such Fund may be considered to be an underwriter under the Securities Act of 1933.

This fundamental investment restriction is identical to that of the Target Fund

Industry Concentration

Except with respect to the Target Fund’s investment policy to concentrate in the REIT industry, the Target Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Target Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt

This fundamental investment restriction is identical to that of the Target Fund, except that the Acquiring Fund’s restriction does not have a stated policy with respect to its treatment of a bank-issued guaranty or financial guaranty insurance.

(1)          The defined term “1940 Act Laws, Interpretations, and Exemptions” means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Funds.

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Restriction	Target Fund	Acquiring Fund

obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, the Target Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Investing in Real Estate

The Target Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Target Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

This fundamental investment restriction is identical to that of the Target Fund

Investing in Commodities

The Target Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Target Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

This fundamental investment restriction is identical to that of the Target Fund

Lending of Funds and Securities

The Target Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Target Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Target Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

This fundamental investment restriction is identical to that of the Target Fund

Investing in Securities of Other Investment Companies

The Target Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Target Fund.

This fundamental investment restriction is identical to that of the Target Fund

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NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Restriction

Illiquid Securities

The Target Fund may not invest more than 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

The Acquiring Fund may not knowingly invest more than 15% of its net assets in illiquid securities. This non-fundamental investment restriction is substantially similar to that of the Target Fund.

Diversification and Issuer Concentration

In complying with the fundamental restriction regarding issuer diversification, the Target Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Target Fund’s total assets would be invested in the securities of that issuer, or (ii) the Target Fund would hold more than 10% of the outstanding voting securities of that issuer.

This non-fundamental investment restriction is identical to that of the Target Fund.

Borrowing

In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Target Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Target Fund may borrow from banks, broker-dealers or a portfolio of another registered investment company whose investment adviser is Old Mutual or whose investment adviser is controlling, controlled by, or under common control with Old Mutual (“Affiliated Fund”) on such terms and conditions as the SEC may require in an exemptive order on which the Target Fund may rely. The Target Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Target Fund may not purchase additional securities when borrowings exceed 5% of the Target Fund’s total assets.

This non-fundamental investment restriction is identical to that of the Target Fund, except that neither the Acquiring Fund nor FundVantage has applied for or obtained an exemptive order from the SEC with respect to borrowing from an Affiliated Fund.

Lending

In complying with the fundamental restriction with regard to making loans, the Target Fund may lend up to 33 1/3% of its total assets and may lend money to other Affiliated Funds, on such terms and conditions as the SEC may require in an exemptive order on which the Target Fund may rely.

This non-fundamental investment restriction is identical to that of the Target Fund, except that neither the Acquiring Fund nor FundVantage has applied for or obtained an exemptive order from the SEC with respect to lending to an Affiliated Fund.

Investing in Securities of Other Investment Companies

Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Target Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental

The Acquiring Fund does not have a corresponding non-fundamental policy with respect to investing in securities of other investment companies. Nonetheless, the Acquiring Fund is still subject to the provisions of Section 12(d)(1) of the 1940 Act which

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Restriction

investment objectives, policies and restrictions as the Target Fund. The Target Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act; (ii) invest its assets in securities of other affiliated or unaffiliated money market funds as permitted by Rule 12d1-1 under the 1940 Act; and (iii) lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Target Fund may rely.

The Target Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

limits, subject to certain exceptions, the extent to which a mutual fund may invest in other investment companies.

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Comparison of Fees and Expenses

The following table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets (“expense ratios”), of the Target Fund with the shareholder fees and pro forma expense ratios of the Acquiring Fund.  Pro forma expense ratios of the Acquiring Fund assume that the Reorganization has occurred.  The pro forma expense ratios shown project anticipated expenses but actual expenses may be more or less than those shown.  Information regarding sales charge discounts for which you may qualify is included under the “Comparison of Share Classes and Distribution Arrangements” section of this Proxy Statement/Prospectus.

	Old Mutual Heitman REIT Fund — Class A		Pro Forma Heitman REIT Fund — Class A		Old Mutual Heitman REIT Fund — Class Z		Pro Forma Heitman REIT Fund — Class Z		Old Mutual Heitman REIT Fund — Institutional Class		Pro Forma Heitman REIT Fund — Class Z
Shareholder Fees
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		5.75%		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None		None		None		None		None		None
Redemption/ Exchange Fee (as a % of amount redeemed or exchanged)	2.00%		2.00%		2.00%		2.00%		2.00%		2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00		None		$12.00		None		$12.00		None

Annual Fund Operating Expenses
Management Fee	0.90%		0.90%		0.90%		0.90%		0.90%		0.90%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%		None		None		None		None
Other Expenses
Service Fees	0.25%		0.25%		None		None		None		None
Other Operating Expenses	0.60%		0.78%		0.34%		0.52%		0.23%		0.52%
Total Other Expenses	0.85%		1.03%		0.34%		0.52%		0.23%		0.52%
Total Annual Fund Operating Expenses	1.75%		1.93%		1.24%		1.42%		1.13%		1.42%
Expense (Reduction)/Recoupments	(0.25%)		(0.43%)		(0.05%)		(0.23%)		(0.18%)		(0.23%)
Total Annual Fund Operating Expenses After (Reduction) Recoupment	1.50	%(1)	1.50	%(2)	1.19	%(1),(3)	1.19	%(2)	0.95	%(1),(4)	1.19	%(2),(4)

(1)          Expense ratios reflect the annual fund operating expenses as of March 31, 2011 as disclosed in the Target Fund’s current prospectus.  These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual’s contractual agreement to waive through December 31, 2012 that portion, if any, of the annual management fee payable by the Target Fund and to pay certain expenses of the Target Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 1.50%, 1.25% and 0.95% for Class A, Class Z and Institutional Class shares, respectively. Such expense limitations reflect a cap on fund-wide expenses of 0.95% for all classes and a cap on class-specific expenses for Class A shares and Class Z shares of 0.55% and 0.30%, respectively.  The expense limitation agreement cannot be terminated before December 31, 2012, and may be amended or continued beyond December 31, 2012 by written agreement of the parties.

(2)          Pro forma expense ratios are based on the Target Fund assets as of March 31, 2011.  Heitman has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Acquiring  Fund to the extent necessary to ensure that the Acquiring Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses” (as defined in Form N-1A) and brokerage commissions) do not exceed, as percentage of average daily net assets, 1.50% for Class A shares or 1.19% for Class Z shares of the Acquiring Fund (the “Expense Limitation”). The Expense Limitation will remain in place through the day immediately prior to the second anniversary of the closing of the Reorganization, unless the FundVantage Board approves its earlier termination. Heitman is entitled to recoup, subject to approval by the FundVantage Board, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which Heitman reduced its compensation and/or assumed expenses for the Acquiring Fund. No recoupment will occur unless the Acquiring Fund’s expenses are below the Expense Limitation.  Neither Old Mutual nor Heitman will be able to recoup fees waived or expenses reimbursed by Old Mutual with respect to its agreement to limit expenses of the Target Fund.

(3)          Total Annual Fund Operating Expenses After (Reduction) Recoupment for Class Z shares of the Target Fund are below the 1.25% total expense cap because the total expense cap is comprised of two separate caps, one based on class specific expenses (“class expenses”), which is 0.30%, and the other based on expenses applicable to all classes (“fund-wide expenses”), which is 0.95%.  Target Fund expenses for Class Z exceed the 0.95% cap for fund-wide expenses by 0.05% while class expenses are lower than the 0.30% cap, resulting in total annual fund operating expenses that are below the 1.25% total expense cap but higher than the 0.95% fund-wide expense cap.

(4)         Institutional Class shareholders of the Target Fund will receive Class Z shares of the Acquiring Fund. Class Z shares of the Acquiring Fund have higher total annual fund operating expenses before and after expense reductions.

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Expense Examples

These examples are intended to help you compare the costs of investing in different classes of the Target Fund and Acquiring Fund with the cost of investing in other mutual funds.  Pro forma combined costs of investing in different classes of the Acquiring Fund after giving effect to the Reorganization of the Target Fund into the Acquiring Fund are also provided.  All costs are based upon the information set forth in the fee table above.

The Examples assume that you invest $10,000 for the time periods indicated and except as indicated, shows the expenses that you would pay if you redeem all of your shares at the end of those time periods.  The Examples also assume that your investment has a 5% return each year and that the operating expenses remain the same.

The Example reflects current fee waivers and expense reimbursements for the first year for the Target Fund and the first two years for the Acquiring Fund.  Old Mutual, the Target Fund’s former investment adviser, has contractually agreed to waive management fees and/or reimburse other expenses of the Target Fund through December 31, 2012.  Heitman has contractually agreed to waive advisory fees and/or reimburse expenses at the stated level for the Acquiring Fund for two years following the closing of the Reorganization, which is expected to occur in the second quarter of 2012.  Accordingly, the fee waivers and/or expense reimbursements applicable to the Acquiring Fund are not reflected in years three through ten of the table below.  Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

With Redemption	Old Mutual Heitman REIT Fund — Class A	Pro Forma Heitman REIT Fund — Class A	Old Mutual Heitman REIT Fund — Class Z	Pro Forma Heitman REIT Fund- Class Z	Old Mutual Heitman REIT Fund — Institutional Class	Pro Forma Heitman REIT Fund- Class Z
1 Year	$719	$719	$121	$121	$97	$121
3 Year	$1,071	$1,107	$388	$427	$341	$427
5 Year	$1,447	$1,519	$676	$754	$604	$754
10 Year	$2,499	$2,666	$1,496	$1,682	$1,358	$1,682

The Examples are not a representation of past or future expenses.  The Target Fund and Acquiring Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown.  The table and the assumption in the Examples of a 5% annual return are required by regulations of the SEC applicable to all mutual funds.  The 5% annual return is not a prediction of and does not represent the Target Fund’s or the Acquiring Fund’s projected or actual performance.

For further discussion regarding the Old Mutual Trust Board’s consideration of the fees and expenses of the Target Fund in approving the Reorganization, see the section entitled “Board Considerations” in this Proxy Statement/Prospectus.

Portfolio Turnover.  The Target Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples, affect the Target Fund’s performance.  The portfolio turnover rate of the Target Fund during the most recently completed fiscal year, expressed as a percentage of the average value of its portfolio, is shown in the table below.  The portfolio turnover rate of the Acquiring Fund is not expected to be substantially different than the turnover rate for the Target Fund for the previous year given the continuity of portfolio management.

Fund	Fiscal Year Ended	Portfolio Turnover Rate
Old Mutual Heitman REIT Fund	3/31/11	169.65%

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Expense Limitation Arrangements.  Old Mutual has contractually agreed to waive all or a portion of the Target Fund’s management fees or reimburse other expenses of the Target Fund so that the Target Fund’s total annual fund operating expenses do not exceed an agreed upon cap (the “Old Mutual Expense Limitation”).  The Old Mutual Expense Limitation will expire on December 31, 2012, unless extended by Old Mutual, and excludes interest, taxes, brokerage costs and commissions, dividends on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Target Fund’s business.  The Old Mutual expense limitation arrangement entitles Old Mutual to be reimbursed by the Target Fund for any management fees Old Mutual waives or Fund expenses that Old Mutual reimburses in any year where the Target Fund’s operating expenses are below the agreed upon expense limitation and certain other conditions are met, including that the reimbursement is made within three years of such waiver or reimbursement.

Heitman has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Acquiring Fund to the extent necessary to ensure that the Acquiring Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses” (as defined in Form N-1A) and brokerage commissions) do not exceed, as percentage of average daily net assets, 1.50% for Class A shares or 1.19% for Class Z shares of the Acquiring Fund (the “Expense Limitation”). The Expense Limitation will remain in place through the day immediately prior to the second anniversary of the closing of the Reorganization, unless the FundVantage Board approves its earlier termination. Heitman is entitled to recover, subject to approval by the FundVantage Board, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which Heitman reduced its compensation and/or assumed expenses for the Acquiring Fund. No recoupment will occur unless the Acquiring Fund’s expenses are below the Expense Limitation.  Neither Heitman nor Old Mutual will be able to recoup those fees waived or expenses reimbursed by Old Mutual with respect to the latter’s agreement to limit expenses of the Target Fund.

Comparison of Portfolio Managers

The Acquiring Fund will employ as its investment adviser the same sub-adviser as the Target Fund.  Accordingly, it is anticipated that the Acquiring Fund will be managed by the Target Fund’s portfolio management team.  As a result, the portfolio holdings of the Target Fund are not expected to change as a direct result of the Reorganization.

Timothy J. Pire, CFA, serves as Managing Director of Heitman and Lead Portfolio Manager for Heitman’s North American real estate securities strategies.  Mr. Pire has been the Lead Portfolio Manager for the Target Fund since July 1999.

Michael K. Moran serves as Vice President of Heitman and Assistant Portfolio Manager for Heitman’s North American real estate securities strategies, positions he has held since July 2009. Mr. Moran has also served as Assistant Vice President and Securities Analyst from June 2006 to July 2009.

Jeffrey D. Yurk serves as Vice President of Heitman and Assistant Portfolio Manager for Heitman’s North American real estate securities strategies, positions he has held since July 2009. Mr. Yurk has also served as Assistant Vice President and Securities Analyst from February 2004 to July 2009.

Performance of the Fund

The Acquiring Fund does not have any operating history or performance information and it is expected that upon completion of the proposed Reorganization, the Acquiring Fund will continue the historical performance information of the Target Fund.  Performance information for the Target Fund can be found in the prospectus and shareholder reports of the Target Fund, copies of which can be obtained by contacting Old Mutual.  The cover page of this Proxy Statement/ Prospectus provides contact information for Old Mutual.

Comparison of Investment Advisers and Distributors

Pursuant to the Reorganization agreement, Heitman will succeed Old Mutual as adviser to the Acquiring Fund.  Except as described below, there are no material differences between the terms of the investment advisory agreement between Heitman and the Acquiring Fund (the “FundVantage Advisory Agreement”) and the terms of the current advisory agreement between Old Mutual and the Target Fund (the “Old Mutual Advisory Agreement”).  Old

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Mutual is responsible for continuously reviewing, supervising and administering the investment program of the Target Fund for which it acts as investment adviser and also ensuring compliance with such Fund’s investment policies and guidelines.

	Target Fund	Acquiring Fund

Investment Adviser

Old Mutual serves as investment adviser and administrator to the Target Fund. Old Mutual Investment Partners, an affiliate of Old Mutual, serves as the Target Fund’s underwriter. Old Mutual is located at 4643 S. Ulster Street, 7th Floor, Denver, Colorado 80237. Old Mutual and Old Mutual Investment Partners are indirect, wholly-owned subsidiaries of Old Mutual plc, an international financial services firm based in London, England. As of December 31, 2011, Old Mutual had approximately $2 billion of mutual fund assets under management or supervision. Old Mutual has the authority to manage the Target Fund with its investment objective, policies, and restrictions, subject to general supervision of the Old Mutual Trust Board.

Heitman, a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, is the sub-adviser to the Target Fund and the adviser to the Acquiring Fund. Heitman’s parent is 50% owned by senior executives within the Heitman organization and 50% owned by Old Mutual (HFL) Inc., a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. (“OMUSH”). Heitman is an affiliate of Old Mutual. Heitman has provided investment management services to its clients since 1989. Heitman is a registered investment adviser specializing in equity securities of North American companies principally engaged in the real estate industry, including real estate investment trusts (REITs) or investments with economic characteristics similar to REITs. Heitman held discretionary management authority with respect to approximately $2.304 billion in assets as of December 31, 2011.

Sub-Adviser

Heitman, a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, is the sub-adviser to the Target Fund and the adviser to the Acquiring Fund. Heitman manages and supervises the investment of the Target Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual, the investment adviser to the Target Fund. Heitman’s parent is 50% owned by senior executives within the Heitman organization and 50% owned by Old Mutual (HFL) Inc., a wholly-owned subsidiary of OMUSH. Heitman is an affiliate of Old Mutual. Heitman has provided investment management services to its clients since 1989. Heitman is a registered investment adviser specializing in equity securities of North American companies principally engaged in the real estate industry, including real estate investment trusts (REITs) or investments with economic characteristics similar to REITs. Heitman held discretionary management authority with respect to approximately $2.304 billion in assets as of December 31, 2011.

Heitman was compensated for its services by Old Mutual, and not by the Target Fund, from the investment advisory fee Old Mutual received under the Old Mutual Advisory

None.

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	Agreement.

Administrative Services

Old Mutual provides administrative services to the Target Fund pursuant to the Old Mutual Advisory Agreement. These administrative services include, among others, overseeing the administration of Old Mutual Trust’s business and affairs, assisting Old Mutual Trust’s in selecting, coordinating the activities of, supervising and acting as liaison with any other person or agent engaged by Old Mutual Trust, assisting in developing, reviewing, maintaining and monitoring the effectiveness of Old Mutual Trust’s accounting policies and procedures, assisting in developing, implementing and monitoring Old Mutual Trust’s use of automated systems for purchase, sale, redemption and transfer of fund shares and the payment of sales charges and services fees and responding to all inquiries from the Target Fund’s shareholders or otherwise answering communications from such shareholders if such inquiries or communications are directed to Old Mutual. The advisory fee received by Old Mutual from Old Mutual Trust includes compensation for these administrative services.

The FundVantage Advisory Agreement does not include administrative services. BNY Mellon Investment Servicing (US) Inc., (“BNY Investment Servicing”) provides administrative services to the Acquiring Fund under a separate agreement and receives a separate fee for these services.

Fees

Pursuant to the Old Mutual Advisory Agreement, Old Mutual is entitled to receive a fee with respect to the average daily net assets of the Target Fund, which is computed and paid monthly.  The advisory fee payable to Old Mutual with respect to the Target Fund is equal to the advisory fee payable to Heitman with respect to the Acquiring Fund.  Such advisory fees paid by the Acquiring Fund differ from those of the Target Fund because such fees are compensation for the provision of investment advisory services provided by Heitman and not for certain administrative services provided by Old Mutual to the Target Fund.  The Acquiring Fund will pay a separate fee for such administrative services to BNY Mellon Investment Servicing.  Heitman was compensated for its services by Old Mutual, and not by the Target Fund, from the investment advisory fee Old Mutual received under the Old Mutual Advisory Agreement.  The advisory fee schedule for each of the Target Fund and the Acquiring Fund is set forth below:

	$0 to less than $300 million	0.90%
	$300 million to less than $500 million	0.85%
	$500 million to less than $750 million	0.80%
	$750 million to less than $1.0 billion	0.75%
	$1.0 billion to less than $1.5 billion	0.70%
	$1.5 billion to less than $2.0 billion	0.65%
	$2.0 billion or greater	0.60%

Distributor

Old Mutual Investment Partners, an affiliate of Old Mutual, serves as the principal underwriter of the Target Fund’s shares. Old Mutual Investment Partners is located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116. Old Mutual and Old Mutual Investment Partners are indirect, wholly-owned subsidiaries of Old Mutual plc, an international financial services firm based in London, England.

Foreside Funds Distributors LLC, (“Foreside Distributors”) located at 400 Berwyn Park, Suite 125, 899 Cassatt Road, Berwyn, Pennsylvania 19312, serves as a principal underwriter of the Acquiring Fund’s shares.

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Comparison of Other Service Providers

The following table identifies the principal service providers that service the Target Fund and the Acquiring Fund:

	Target Fund	Acquiring Fund
Accounting Services/ Administrator:	Old Mutual Capital, Inc.	BNY Mellon Investment Servicing

Sub-Administrator:	The Bank of New York Mellon	BNY Mellon Investment Servicing

Transfer Agent:	DST Systems, Inc.	BNY Mellon Investment Servicing

Custodian:	The Bank of New York Mellon	The Bank of New York Mellon

Auditor:	PricewaterhouseCoopers, LLP	PricewaterhouseCoopers, LLP

Comparison of Share Classes

Each share class of the Target Fund will be reorganized into a specific share class of the Acquiring Fund as designated in the chart below.  The Target Fund and the Acquiring Fund each offer multiple share classes.  Each such class offers a distinct structure of sales charges, distribution and service fees, and reductions and waivers thereto, which are designed to address a variety of investment needs.  In addition, some share classes have certain eligibility requirements which must be met to invest in that class of shares.  The share classes offered by the Target Fund and the share classes of the Acquiring Fund that Target Fund shareholders will receive in connection with the Reorganization are as follows:

Target Fund Share Classes	Corresponding Acquiring Fund Share Classes
Class A	Class A
Class Z	Class Z
Institutional Class	Class Z

Eligibility requirements.  Class A shares of the Target Fund are generally available for purchase by retail investors through select broker-dealers or other financial institutions that are authorized to sell shares of the Fund.  Class Z shares generally may only be purchased through certain authorized financial services firms.  Class Z shares of the Target Fund are not available to shareholders by direct purchase through the Target Fund’s transfer agent, with limited exceptions outlined in the Target Fund’s prospectus.  Institutional Class shares of the Target Fund are available for purchase by the following categories of eligible investors and require a minimum initial investment of at least $1 million in the Target Fund: (i) a bank, trust company, or other type of depository institution purchasing shares for its own account; (ii) an insurance company, registered investment company, endowment, or foundation purchasing shares for its own account; (iii) pension or profit sharing plans or the custodian for such a plan; and (iv) qualified or non-qualified employee benefit plans.  Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of Old Mutual. Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in the Target Fund, provided they sign a Letter of Intent committing them to increase that investment to a minimum investment of $1 million in that Fund within twelve months.  If an eligible investor does not invest at least $1 million in the Target Fund within twelve months, the Target Fund may convert the investor’s Institutional Class shares to Class Z shares, if available, or if Class Z shares are not available for the Target Fund, Class A shares at NAV, if available.  The Target Fund also reserves the right to close Institutional Class accounts that do not meet the investment minimum, unless such failure to meet the investment minimum occurs solely as a result of depreciation in share value.  Registered investment companies advised by Old Mutual are not subject to the Institutional Class investment minimums. Additional information about the eligibility requirements to purchase the Target Fund’s share classes is available in its prospectus and SAI.

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Class A shares of the Acquiring Fund may be purchased directly from BNY Mellon Investment Servicing or through a financial adviser. Class Z shares are available to any institution acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution. Class Z shares may not be purchased by individual investors, either directly or through brokerage accounts. If you purchase Class Z shares through an organization, you may be charged a transaction-based fee or other fee for the services of such organization.  Financial institutions may set minimum initial and additional investment requirements, may impose restrictions or may charge you fees for their services.

Additional information about the eligibility requirements to purchase the Acquiring Fund’s share classes is available in Exhibit B.

Comparison of Distribution Arrangements

Target Fund Distribution Plan and Service Plan

Distribution Plan and Service Plan.  The Target Fund, with respect to its Class A shares, has adopted a distribution plan pursuant to Rule 12b-1 (the “Old Mutual Distribution Plan”) and a service plan (the “Old Mutual Service Plan”).  Class Z and Institutional Class shares of the Target Fund have not adopted distribution plans or service plans.

Pursuant to the Old Mutual Distribution Plan for Class A shares, the Target Fund will pay to Old Mutual Investment Partners a monthly fee at an annual aggregate rate not to exceed 0.25% of average net assets attributable to Class A shares of the Target Fund, as applicable, as determined at the close of each business day during the month.  Currently, Class A shares do not pay distribution fees under the Old Mutual Distribution Plan.  Pursuant to the Old Mutual Service Plan for Class A shares, the Target Fund will pay to Old Mutual Investment Partners or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average NAV of the Class A shares of the Target Fund, as applicable, as determined at the close of each business day during the month.

Amounts paid pursuant to the Old Mutual Distribution Plan are to compensate Old Mutual Investment Partners for services provided and expenses incurred by it in connection with the offering and sale of Class A shares.  Amounts paid pursuant to the Old Mutual Service Plan are to compensate Old Mutual Investment Partners and brokers, dealers, financial institutions, 401(k) plan service providers and similar financial intermediaries for the provision of personal service to shareholders and/or the maintenance of shareholder accounts.  The Old Mutual Distribution Plan and Old Mutual Service Plan are compensation plans, which means they compensate Old Mutual Investment Partners or the third-party broker-dealer or other financial intermediary regardless of the expenses actually incurred by such persons.

Acquiring Fund’s Distribution Plan and Shareholder Services Plan

The Acquiring Fund, with respect to its Class A shares, as applicable, also has adopted a distribution plan pursuant to Rule 12b-1 (the “Acquiring Fund Distribution Plan”) and a service plan (the “Acquiring Fund Service Plan”).  Class Z shares of the Acquiring Fund has not adopted a distribution plan or service plan.

The Acquiring Fund Distribution Plan allows the Target Fund to pay distribution fees for the sale and distribution of its shares.  The Acquiring Fund Distribution Plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of the Target Fund’s Class A shares. The Acquiring Fund Service Plan allows the Target Fund to pay services fees for services provided to its shareholders.  The Acquiring Fund Service Plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of the Target Fund’s Class A shares.  Currently, Class A shares do not pay distribution fees under the Acquiring Fund Distribution Plan.  Because these fees are paid out of the Target Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Amounts paid pursuant to the Acquiring Fund Distribution Plan are to compensate the Acquiring Fund’s principal underwriter for services provided and expenses incurred by it in connection with the offering and sale of

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Class A shares such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders.  Amounts paid pursuant to the Acquiring Fund Service Plan are to compensate certain financial institutions (“Service Organizations”) such brokers, dealers, financial institutions, 401(k) plan service providers and similar financial intermediaries for the provision of personal service to shareholders and/or the maintenance of shareholder accounts.  The Acquiring Fund Distribution Plan and Acquiring Fund Service Plan are compensation plans, which means that they compensate the Acquiring Fund’s principal underwriter or the third-party broker-dealer or other financial intermediary regardless of the expenses actually incurred by such persons.

Comparison of Initial Sales Charges, Reductions and Waivers

You can buy Class A shares of the Target Fund or Class A shares of the Acquiring Fund at the offering price, which is the NAV plus an initial sales charge.  Although Class A shares of the Target Fund or the Acquiring Fund may be purchased without an initial sales charge for purchases of $1,000,000 or more, redemptions of Class A shares purchased at NAV may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if the redemption is made within twelve months of purchase.

With respect to the Acquiring Fund, if you bought Class A shares without an initial sales charge because your investments in the Target Fund were in excess of $1 million in the aggregate at the time of purchase, you may incur a CDSC of up to 1.00% if you redeem those shares within 12 months of purchasing those shares. Subsequent Class A share purchases that bring your aggregate account value to $1 million or more will also be subject to a CDSC if you redeem them within 12 months of purchasing those shares. The CDSC will not apply to purchases of Class A shares where a selling broker or dealer did not receive compensation for the sale of such shares. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them. The CDSC on Class A shares is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions. When you place an order to sell your Class A shares, the Target Fund will first redeem any shares that are not subject to a CDSC followed by those you have held the longest.

You may be able to avoid an otherwise applicable CDSC when you sell Class A shares of the Acquiring Fund. This could happen because of the way in which you originally invested in the Target Fund, because of your relationship with FundVantage or its Adviser, or for other reasons. A CDSC that would otherwise be applied may be waived, at the discretion of the Acquiring Fund. Restrictions may apply to certain accounts and certain transactions. The Target Fund may change or cancel these terms at any time.

With respect to the Target Fund, the charge will be assessed on the lesser of the value of the shares’ NAV at the time of their original purchase or the time of redemption, net of reinvested dividends and capital gains distributions.  In determining whether to charge a CDSC, Class A shares of the Target Fund are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there are no CDSCs first and, then, shares in the order of their purchase.  Similarly, for Class A shares of the Target Fund, where the redeeming investor’s dealer of record, due to the nature of the investor’s account, notifies Old Mutual Investment Partners prior to the time of investment that the dealer waives the payments otherwise payable to the dealer, the 1.00% CDSC will be waived.  CDSCs on Class A shares may be waived in additional circumstances.  Please see the Target Fund’s prospectus and SAI for additional information about their sales charges, redemptions and waivers.  Additional information about the Acquiring Fund’s sales charges, redemptions and waivers is available in Exhibit B and in the SAI relating to this Proxy Statement/Prospectus.

The initial sales charge schedules (set forth below) of the Target Fund and the Acquiring Fund are identical.  You will not pay an initial sales charge and you will not be charged a CDSC of 1.00% (if applicable) on Acquiring Fund shares that you receive in connection with the Reorganization.  However, the Acquiring Fund initial sales charges will apply to any Class A shares of the Acquiring Fund purchased after the Reorganization, unless you are eligible for a reduction or waiver of the initial sales charge.

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Target Fund	As a % of Offering	Acquiring Fund	As a % of Offering
Purchase Amount	Price	Purchase Amount	Price
Less than $50,000	5.75%	Less than $50,000	5.75%
$50,000 but less than $100,000	4.75	$50,000 but less than $100,000	4.75
$100,000 but less than $250,000	3.50	$100,000 but less than $250,000	3.50
$250,000 but less than $500,000	2.50	$250,000 but less than $500,000	2.50
$500,000 but less than $1,000,000	2.00	$500,000 but less than $1,000,000	2.00
$1,000,000 or more	0.00	$1,000,000 or more	0.00

Reductions or Waivers of Initial Sales Charges

The Target Fund and Acquiring Funds both offer reductions and waivers of the initial sales charge on Class A shares to certain eligible investors or under certain circumstances, which are similar between the Target Fund and the Acquiring Fund.  Although similar, it is possible that Target Fund shareholders who were eligible for sales charge reductions or waivers may not be eligible for such waivers on future purchases of the Acquiring Fund.  The prospectus of the Target Fund that you own includes information on purchasing Class A shares of the Target Fund with a reduced initial sales charge or without an initial sales charge.  Exhibit B includes information on the initial sales charge reductions and waivers offered by the Acquiring Fund that correspond to the Target Fund which you own.

Sales Charges, Reductions and Waivers.

Class Z and Institutional Class Shares

Class Z and Institutional Class shares of the Target Fund are not subject to an initial sales charge or a CDSC.  Class Z shares of the Acquiring Fund are not subject to an initial sales charge or a CDSC.

Comparison of Purchase and Redemption Procedures

Purchase Procedures.  The Target Fund and the Acquiring Fund each offer shares through their respective distributor on a continuous basis.

Class A shares of the Target Fund may be purchased through authorized broker-dealers or other financial intermediaries.  Class Z shares of the Target Fund generally may only be purchased through certain authorized financial services firms.  Class Z shares of the Target Fund are not available to shareholders by direct purchase through the Target Fund’s transfer agent, with limited exceptions outlined in the Target Fund’s prospectus.  Institutional Class shares of the Target Fund may be purchased through financial institutions authorized to sell shares of the Target Fund or through the Target Fund’s transfer agent.

Class A shares of the Acquiring Fund may be purchased directly from the Acquiring Fund’s transfer agent or through a financial adviser.  Class Z shares of the Acquiring Fund generally may only be purchased through an authorized financial institution that has a selling agreement in place with the Target Fund’s principal underwriter.

Financial institutions may set minimum initial and additional investment requirements, may impose restrictions or may charge you fees for their services.  The purchase price of each share of the Funds is the NAV next determined after the order is received in good order by the Funds or their respective agent.

Additional information regarding the purchase procedures of the Target Fund is available in its prospectus.  Additional information regarding the purchase procedures of the Acquiring Fund is available in Exhibit B.

Investment Minimums.  Each of the Funds has identical minimum investment amounts for Class A shares and Class Z shares.  The investment minimums of the Acquiring Fund will be waived in connection with the Reorganization for any shareholder whose account balance is less than the required minimum.  The following chart shows the investment minimums for the Funds

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Class A Shares

	Initial Investment	Additional Investment
Regular Accounts	$2,500	No minimum
Uniform Gifts/Transfer to Minor Accounts	$500	No minimum
Traditional IRAs	$2,000	No minimum
Roth IRAs	$2,000	No minimum
Coverdell Education Savings Accounts	$500	No minimum
Systematic Investment Plans I (“SIP I”)(1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

Class Z Shares

	Initial Investment	Additional Investment
Regular Accounts	$2,500	No minimum
Uniform Gifts/Transfer to Minor Accounts	$500	No minimum
Traditional IRAs	$2,000	No minimum
Roth IRAs	$2,000	No minimum
Coverdell Education Savings Accounts	$500	No minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”) (2)	No minimum	$50

Target Fund Institutional Class

Initial Investment	Additional Investment
$1 million (3), (4)	No minimum

(1)       If a SIP I is established, the minimum initial investment for the Target Fund is $500 with a monthly systematic additional investment of $25 or more.  A SIP I may be established on any type of account.

(2)       An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50.  A SIP II may be established on any type of account.

(3)       Eligible investors may purchase Institutional Class shares of the Target Fund with a minimum initial investment of $100,000 in the Target Fund, provided they sign a Letter of Intent committing them to increase that investment to a minimum investment of $1 million in that Fund within twelve months.  If an eligible investor does not invest at least $1 million in the Target Fund within twelve months, the Target Fund may convert the investor’s Institutional Class shares to Class Z shares, if available, or if Class Z shares are not available for the Target Fund, Class A shares.

(4)       Registered investment companies advised by Old Mutual are not subject to the Target Fund’s Institutional Class investment minimums.

Redemption Procedures.  Shareholders of the Target Fund may redeem shares by contacting the broker-dealer or other financial institution at which the shareholder maintains an account.  Shareholders of the Target Fund may redeem shares by telephone, by mail, by wire, by ACH, through a systematic withdrawal plan, or via the Internet.  Shareholders of the Acquiring Fund may redeem their shares through BNY Mellon Investment Servicing by telephone, by mail, by wire or through a systematic withdrawal plan.

Generally, both the Target Fund and the Acquiring Fund forward redemption proceeds as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check or by ACH, as applicable, will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

The Target Fund may impose an annual $12.00 minimum account balance charge if the value of a shareholder’s account drops below $1,000. This fee does not apply to systematic investment plans or shareholders who consent to receive account statements and regulatory filings electronically. The shareholder will be allowed at

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least 60 days, after notice from the Target Fund, to make an additional investment to bring the account value up to at least $1,000 before the annual $12.00 minimum account fee is charged. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to at least $1,000. For non-retirement accounts, if the value of a shareholder’s investment in the Target Fund falls below $500, the Target Fund may redeem the shares in the account and mail the proceeds to the shareholder. The shareholder will be provided 60 days’ prior notice of such redemption; the shares will not be redeemed if the shareholder purchases additional shares during the notice period to bring the account balance to at least $500.

For shares of the Acquiring Fund held directly through the Acquiring  Fund’s transfer agent, if after giving you 30 days’ prior written notice, your account value is still below the account minimum due to your redemptions (not including market fluctuations), the Acquiring Fund may redeem your shares and send you a check for the redemption proceeds.

Redemption Fees.  The Target Fund charges a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming or exchanging shares within ten days of purchase.  The Acquiring Fund charges a 2.00% redemption fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming within 30 days of purchase.  In determining how long shares of the Funds have been held, it is assumed that shares held by the investor for the longest period of time will be sold first.  The stated purpose of the redemption fee is to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of a Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses a Fund incurs because of the redemption or exchange.  For certain transactions listed in the Funds’ prospectuses the redemption fee is waived.  The Funds retain the redemption fee for the benefit of non-redeeming shareholders.

Additional information relating to redemption fees of the Target Fund is available in the prospectus.  Additional information relating to the redemption fees of the Acquiring Fund is available in Exhibit B.

Comparison of Exchange Privileges

Target Fund Exchange Privileges:  Shares of the Target Fund may generally be exchanged for shares of the same class of other Old Mutual Funds that offer such class of shares.  In addition, Class Z shares of the Target Fund may be exchanged for Institutional Class shares of the same Fund, subject to the investment qualifications and minimums of Institutional Class shares.  Class A shares, purchased at NAV, may be exchanged for Class Z shares of the same Fund, subject to the investment qualifications and minimums of Class Z shares.  Generally, a shareholder will not pay an initial sales charge upon the exchange of Class A shares.  However, the shareholder may be required to pay an initial sales charge when exchanging Class A shares from a Target Fund with no initial sales charge or a lower initial sales charge than the Target Fund into which the shareholder is exchanging.  If a shareholder exchanges into a Target Fund whose shares are subject to a CDSC, the Target Fund will calculate the holding period on the date of the shareholder’s original purchase and not the date of exchange.  The minimum investment requirements and redemption fees, as stated above, also apply to exchanges.

To deter excessive short term trading activity by shareholders of the Target Fund, shareholders of the Target Fund are generally limited to four exchanges out of an Old Mutual Fund per calendar year.  The Target Fund’s exchange limits and excessive trading policies do not apply to certain transactions.  The Target Fund reserves the right to reject or limit any order to purchase shares through exchange when they believe it is in the best interests of the Target Fund.  A further description of the Target Fund’s policies related to deterring excessive short-term trading activity can be found in its prospectus.

Shareholders of an Old Mutual Fund seeking to exchange their shares are subject to the exchange policies of the Old Mutual Fund into which they are seeking to exchange.  In addition, the Old Mutual Fund into which a shareholder is seeking to exchange may have different investment objectives, principal investment strategies, risks, fees (including 12b-1 fees) and other features of which shareholders should be aware before making an exchange. Additional information regarding the Target Fund, including its exchange privileges, is available in the prospectus.  The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of each prospectus.

Acquiring Fund Exchange Privileges:  None.

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Comparison of Dividend and Distribution Policies and Fiscal Years

Dividend and Distribution Policies.  The Target Fund and its Acquiring Fund have the same policies regarding the payment of dividends and distributions.  The Target Fund and its Acquiring Fund pay dividends from net investment income quarterly, if available. The Target Fund and Acquiring Fund make distributions from net realized capital gains at least annually, if available.

Additional information regarding the dividend and distribution policies of the Target Fund is available in the prospectus.  Additional information regarding the dividend and distribution policies of the Acquiring Fund is available in Exhibit B.

Fiscal Years.  It is anticipated that the Acquiring Fund may change its fiscal year end following the consummation of the Reorganization to avoid administrative and accounting complexities. As a result, the Acquiring Fund may deliver annual and semi-annual shareholder reports and updated prospectuses at a different time of the year than the Target Fund delivered this information.

Comparison of Business Structures, Shareholder Rights and Applicable Law

The Target Fund and Acquiring Fund are Delaware statutory trusts. The following is a discussion of certain important provisions of the governing instruments and governing laws of the Target Fund and its Acquiring Fund, but is not a complete description thereof. Further information about the Target Fund’s governance structure is contained in the Target Fund’s SAI and its governing documents, which are both on file with the SEC.  Further information about the Acquiring Fund’s governance structure is contained in the SAI to this Proxy Statement/Prospectus and its governing documents on file with the SEC.  Shareholders should refer to the provisions of such governing documents directly for more complete information.

Shares. When issued and paid for in accordance with the prospectus, shares of both the Target Fund and the Acquiring Fund are fully paid and non-assessable, have no preemptive or subscription rights and are freely transferable. Each share of both the Target Fund and the Acquiring Fund represents an equal interest in such Fund. Shares of each Fund are entitled to receive its pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by its Board, although such distributions may vary in amount among the classes of the Target Fund to reflect class-specific expenses. Such distributions may be in cash or in additional Fund shares. In any liquidation of the Target Fund or the Acquiring Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Target Fund, after satisfaction of all outstanding liabilities and expenses of the Target Fund.

Organization and Governing Law. The Target Fund and the Acquiring Fund are each organized as series of Delaware statutory trusts pursuant to the Delaware Statutory Trust Act.  Each Fund is governed by its Declaration of Trust (a “Declaration”) and its By-Laws, both as amended, restated or supplemented from time to time, and its business and affairs are managed under the supervision of its Board of Trustees.

Each Fund is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder.

Shareholder Meetings and Rights of Shareholders to Call a Meeting.  The Target Fund and the Acquiring Fund are not required to hold annual shareholders’ meetings under the Delaware Statutory Trust Act, or their respective Declarations or By-Laws.

The governing instruments of the Target Fund generally provide that special meetings of shareholders may be called for any purpose at any time by a majority of the Trustees. The governing instruments of the Acquiring Fund generally provide that a meeting of shareholders may be called with respect to such additional matters relating to the Trust as may be required by applicable provisions of law, including the 1940 Act, or on such other matters as the Trustees may consider necessary or desirable. In addition, the governing instruments of the Acquiring Fund provide that a special meeting of shareholders may be called for the purpose of voting on the removal of any Trustee upon the written request of shareholders owning at least 10% or more of FundVantage’s outstanding shares.

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Submission of Shareholder Proposals.  The Acquiring Fund does not have provisions in their governing instruments requiring that a shareholder provide notice to the Acquiring Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to all of the Funds, require that certain conditions be met to present any proposals at shareholder meetings, as described below under “Shareholder Proposals.” The By-Laws of the Target Fund require that certain conditions be met to present any shareholder proposals at a meeting of shareholders, including that notice be given to the Target Fund in advance of the shareholder meeting.

Quorum.  For the Target Fund, a quorum will exist if shareholders of one-third of the outstanding shares entitled to vote of the Target Fund are present at the meeting in person or by proxy.  For the Acquiring Fund, except when a larger quorum is required by applicable law, forty percent (40%) of the Shares entitled to vote on a matter shall constitute a quorum at a meeting of the Shareholders. Any shareholder meeting may be adjourned by a majority of the votes cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Number of Votes.   The governing instruments of Old Mutual Trust provide that each shareholder is entitled to one vote for each dollar (and each fractional dollar thereof) of NAV for each share that they hold. The governing instruments of the Acquiring Fund provide that each shareholder is entitled to one vote for each whole share that they hold, and a fractional vote for each fractional share that they hold. Neither the Target Fund’s governing instruments nor the Acquiring Fund’s governing instruments provide for cumulative voting.

Right to Vote.  The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters:  specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental.  Shareholders of each Fund also have the right to vote on certain matters affecting the Target Fund or a particular share class thereof under their respective governing instruments and applicable state law.  The following summarizes the matters on which Fund shareholders have a right to vote as well as the minimum shareholder vote required to approve the matter.  For matters on which shareholders of the Target Fund do not have a right to vote, the Trustees of the Target Fund may nonetheless determine to submit the matter to shareholders for approval.  Where referenced below, the phrase “Majority Shareholder Vote” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Election and Removal of Directors/Trustees.  The shareholders of all Funds are entitled to vote for the election and the removal of Trustees. For all Funds, Trustees are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected).  For all Funds, any trustee may be removed by a vote of two-thirds of the outstanding shares of such Trust.

Amendment of Governing Instruments.  Generally, the Trustees of each of the Funds have the right to amend, from time to time, the Declaration and By-Laws for the Funds. Shareholders of the Target Fund have the right to vote on any amendments to the Declaration that would amend their voting powers. Any such amendment requires the vote of a majority of the outstanding shares entitled to vote.  In addition, shareholders of the Target Fund also have the right to vote on any amendments to the Declaration that would reduce their rights to indemnification as shareholders. Any such amendment requires the vote of two-thirds of the outstanding shares entitled to vote.

For the Acquiring Fund, the Trustees shall have the power to amend the Declaration, in such manner as the Trustees may determine in their sole discretion, without the need for action by any Shareholder, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in the Declaration, provided that before adopting any such amendment without approval of the Shareholders, the Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders or that approval of the Shareholders is not required by the 1940 Act or other applicable law. If Shares of any series of FundVantage have been issued, approval of the Shareholders of such series shall be required to adopt any amendments to this Declaration which would

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adversely affect to a material degree the rights and preferences of the Shares of such Portfolio or to increase or decrease the par value of the Shares of such Portfolio.

Mergers and Reorganizations.  The governing instruments of the Target Fund provides that a merger, consolidation or other reorganization of the Target Fund (other than primarily for the purpose of changing domicile or form of organization) requires the approval of the holders of a majority of the shares cast. The Declaration of the Acquiring Fund provides that to sell, convey and transfer “Trust Property” (as defined in the Declaration) to a “Successor Entity” (as defined in the Declaration) in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such Successor Entity in which the FundVantage holds or is about to acquire shares or any other interest, only requires the approval of the Trustees and not shareholders unless required by the 1940 Act.  Any such shareholder approval requires the affirmative vote of the holders of 40% of the outstanding shares of such Fund.

Liquidation of the Funds.  The governing instruments of the Target Fund provide that a liquidation of the Target Fund (other than primarily for the purpose of changing domicile or form of organization) requires the approval of the holders of a majority of the shares cast. The Acquiring Fund may be liquidated by the Trustees without shareholder approval upon notice.

Indemnification.  The governing instruments of the Target Fund generally require the Target Fund to indemnify each of its Trustees, officers, employees and agents (“Covered Persons”) against all liabilities and expenses incurred by such Covered Person in connection with any proceeding to which such person is made a party or is threatened to be made a party by reason of the fact that such person is a Covered Person, except with respect to any matter as to which it has been determined that (i) such Covered Person did not act in good faith in the reasonable belief that his or her actions were in or not opposed to the best interests of the Target Fund; (ii) the liability arose from such Covered Person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office or the discharge of his or her functions (“Disqualifying Conduct”); or (iii) for a criminal proceeding, such Covered Person had reasonable cause to believe that his or her conduct was unlawful.

The Declaration of the Acquiring Fund provides that the Trust shall indemnify and hold harmless each and every Trustee and officer of the Trust and each former Trustee and officer of the Trust (each hereinafter referred to as a “Covered Person”) from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Covered Person’s performance of his or her duties as a Trustee or officer of the Trust or otherwise relating to any act, omission, or obligation of the Trust.

Terms of the Reorganization

The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement.  Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the form of Agreement, a copy of which is attached as Exhibit C to this Proxy Statement/Prospectus.

With respect to the Reorganization, if shareholders of the Target Fund approve the Agreement and other closing conditions are satisfied, the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of liabilities of the Target Fund and delivery by the Acquiring Fund of a number of shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate NAV equal to the value of the net assets of the Target Fund so transferred, to the Target Fund which, in turn, will be delivered to the holders of the issued and outstanding shares of the Target Fund, all determined and adjusted as provided in the Agreement.  The value of your account with the Acquiring Fund immediately after the Reorganization will be the same as the value of your account with the Target Fund immediately prior to the Reorganization.

The class or classes of Acquiring Fund shares that you will receive in connection with the Reorganization will depend on the class or classes of Target Fund shares that you hold.  The share classes that will be issued by the Acquiring Fund to the holders of the various share classes of the Target Fund are described under the “Comparison of Share Classes and Distribution Arrangements” section of this Proxy Statement/Prospectus.

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The Target Fund and Acquiring Fund have made representations and warranties in the Agreement that are customary in matters such as the Reorganization.

If shareholders approve the Reorganization and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur during the second quarter of 2012.  For a description of the vote required to approve the Agreement, see “Vote Necessary to Approve the Agreement” section of this Proxy Statement/Prospectus.  Following receipt of the requisite shareholder vote in favor of the Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be cancelled in accordance with its governing documents and applicable law.

The obligations of the Acquiring Fund and the Target Fund are subject to other conditions, including the following conditions:

•                  Acquiring Fund Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “1933 Act”) shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued;

•                  the shareholders of the Target Fund shall have approved the Agreement;

•                  the Acquiring Fund and the Target Fund have each delivered an officer’s certificate certifying that all representations and warranties set forth in the Agreement have been satisfied; and

•                  the Acquiring Fund and the Target Fund shall each have received a legal opinion that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for federal income tax purposes for the Target Fund or its shareholders or the Acquiring Fund.

If shareholders of the Target Fund do not approve the Agreement or if the Reorganization does not otherwise close, the Old Mutual Trust Board will consider what additional action to take.  Old Mutual has stated that it does not intend to remain in the mutual fund asset management business in the long-term, so the Old Mutual Trust Board would need to seek a new investment adviser for the Target Fund, unless the Target Fund was otherwise reorganized, merged or liquidated.

The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the Closing does not occur on or before September 13, 2012 or if one or more of the parties shall have materially breached its obligations under the Agreement.  The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization, including any investment in the shares that are applicable to you as a Target Fund shareholder.  It is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date hereof and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local or foreign tax consequences of the Reorganization.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Target Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Target Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from the law firm of Pepper Hamilton LLP substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications and

22

assumptions with respect to the Reorganization, for federal income tax purposes, upon consummation of the Reorganization, although not free from doubt:

1.  The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for the Acquiring Fund’s assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund shares, followed by the distribution of such Acquiring Fund shares by the Target Fund in liquidation to the shareholders of the Target Fund in exchange for their Target Fund shares, all as provided in the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

2.  Under Code Section 361, no gain or loss will be recognized by the Target Fund (i) upon the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund or (ii) upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in liquidation, as contemplated in the Agreement.

3.  Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund shares as contemplated in the Agreement.

4.  Under Code Section 362(b), the tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization.

5.  Under Code Section 1223(2), the holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund.

6.  Under Code Section 354, no gain or loss will be recognized by the Target Fund shareholders upon the exchange of all of their Target Fund shares solely for the Acquiring Fund shares in the Reorganization.

7.  Under Code Section 358, the aggregate tax basis of the Acquiring Fund shares to be received by the Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor.

8.  Under Code Section 1223(1), a Target Fund shareholder’s holding period for the Acquiring Fund shares to be received will include the period during which the Target Fund shares exchanged therefor were held, provided that the shareholder held the Target Fund shares as a capital asset on the date of the Reorganization.

Pepper Hamilton LLP will express no opinion as to (1) the effect of the Reorganization on (A) the Target Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Target Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Target Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

No private letter ruling has been or will be sought from the IRS with respect to the federal income tax consequences of the Reorganization.  Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court.  If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to its Acquiring Fund and each shareholder of the Target

23

Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Upon filing its first federal tax return, the Acquiring Fund intends to elect to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and their shareholders.

General Limitation on Capital Losses.  Capital losses realized by the Target Fund in taxable years beginning before December 22, 2010 can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains, subject to an annual limitation if there is a more than 50% “change in ownership” of the Target Fund.  If, as is anticipated, at the time of the closing of the Reorganization the Acquiring Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of the Target Fund as a result of the Reorganization.  However, the capital losses of the Acquiring Fund, as the successor in interest to the Target Fund, may subsequently become subject to an annual limitation as a result of sales of Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

In addition, if the Acquiring Fund changes its fiscal year end following the consummation of a Reorganization, the short taxable year resulting from such a change in fiscal year is counted as one full year for purposes of the eight year carryforward period for capital losses. This may cause the capital loss carryovers, if any, of the Acquiring Fund to expire earlier than they otherwise would.

As of March 31, 2011, the Target Fund had capital loss carryforwards expiring in the year set forth below (000):

	Capital Loss Carryforwards	Expiration Date
Old Mutual Heitman REIT Fund*	$14,888	2017

* Reflects fund activity for tax purposes based on the Target Fund’s March 31, 2011 tax reporting year.

Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.  You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances.  You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization.

You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganization in light of your individual circumstances including the applicability and effect of possible changes in any applicable tax laws.

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Financial Highlights of the Target Fund

The financial highlights table is intended to help you understand the financial performance for the Fund’s shares, including per share information for a single Fund share.  “Total Return” in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information shown below is that of the Target Fund. The information provided has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the financial statements of the Target Fund, is included in the Target Fund’s annual report for the fiscal year ended March 31, 2011. The information provided for the six month period ended September 30, 2011 is unaudited. The Target Fund’s annual report is available upon request by calling 1-888-772-2888.

	For the Six Months Ended Sept. 30,	For the Fiscal Year Ended March 31,
Class A	2011	2011		2010	2009	2008	2007
Net Asset Value Beginning Of Period	$8.61	$7.06		$3.65	$9.08	$15.34	$14.28
Net Investment Income (Loss) (1)	$0.04	$0.05		$0.11	$0.20	$0.29	$0.08
Realized and Unrealized Gains or (Losses) On Securities	$(1.06)	$1.58		$3.42	$(5.49)	$(3.07)	$2.57
Total from Operations	$(1.02)	$1.63		$3.53	$(5.29)	$(2.78)	$2.65
Dividends from Net Investment Income	$(0.03)	$(0.05)		$(0.12)	$(0.14)	$(0.29)	$(0.26)
Distributions From Capital Gains	$—	$—		$—	$—	$(3.19)	$(1.33)
Return Of Capital	$—	$(0.03	)(3)	$—	$—	$—	$—
Total Dividends and Distributions	$(0.03)	$(0.08)		$(0.12)	$(0.14)	$(3.48)	$(1.59)
Redemption Fees	$—	$—		$—	$—	$—	$—
Net Asset Value End Of Period	$7.56	$8.61		$7.06	$3.65	$9.08	$15.34
Total Return†	(11.85)%	23.16%		97.55%	(58.85)%	(19.05)%	18.89%
Net Assets End Of Period (000)	$4,332	$5,293		$9,457	$4,333	$10,438	$389
Ratio Of Net Expenses To Average Net Assets*	1.50%	1.50%		1.50%	1.40%	1.50%	1.50%
Ratio Of Gross Expenses To Average Net Assets*	1.74%	1.75%		1.63%	1.95%	1.64%	2.71%
Ratio Of Net Investment (Loss) To Avg. Net Assets*	0.86%	0.58%		1.92%	2.78%	3.14%	0.56%
Portfolio Turnover Rate†	59.62%	169.65%		182.26%	86.69%	66.23%	67.95%

(1)   Per share amounts for the year or period are calculated based on average outstanding shares.

(2)   Not Used

(3)   Historically, the Old Mutual Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

†      Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by Old Mutual during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charge.

*      Ratios for periods of less than one year have been annualized.

	For the Six Months Ended Sept. 30,	For the Fiscal Year Ended March 31
Class Z	2011	2011		2010	2009	2008	2007
Net Asset Value Beginning Of Period	$8.66	$7.10		$3.67	$9.12	$15.34	$14.28
Net Investment Income (Loss) (1)	$0.05	$0.06		$0.12	$0.21	$0.09	$0.12
Realized and Unrealized Gains or (Losses) On Securities	$(1.06)	$1.60		$3.44	$(5.50)	$(2.85)	$2.57
Total from Operations	$(1.01)	$1.66		$3.56	$(5.29)	$(2.76)	$2.69
Dividends from Net Investment Income	$(0.05)	$(0.06)		$(0.13)	$(0.16)	$(0.27)	$(0.30)
Distributions From Capital Gains	$—	$—		$—	$—	$(3.19)	$(1.33)
Return Of Capital	$—	$(0.04	)(3)	$—	$—	$—	$—
Total Dividends and Distributions	$(0.05)	$(0.10)		$(0.13)	$(0.16)	$(3.46)	$(1.63)
Redemption Fees	$—	$—		$—	$—	$—	$—
Net Asset Value End Of Period	$7.60	$8.66		$7.10	$3.67	$9.12	$15.34
Total Return†	(11.74)%	23.59%		98.07%	(58.68)%	(18.90)%	19.20%
Net Assets End Of Period (000)	$46,511	$49,863		$41,059	$23,233	$68,843	$181,763
Ratio Of Net Expenses To Average Net Assets*	1.15%	1.19%		1.25%	1.07%	1.25%	1.25%
Ratio Of Gross Expenses To Average Net Assets*	1.20%	1.24%		1.32%	1.23%	1.36%	1.30%
Ratio Of Net Investment (Loss) To Avg. Net Assets*	1.23%	0.75%		2.20%	2.97%	0.71%	0.79%
Portfolio Turnover Rate†	59.62%	169.65%		182.26%	86.69%	66.23%	67.95%

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(1)   Per share amounts for the year or period are calculated based on average outstanding shares.

(2)   Not Used

(3)   Historically, the Old Mutual Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

†      Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by Old Mutual during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charge.

*      Ratios for periods of less than one year have been annualized.

	For the Six Months Ended	For the Fiscal Year Ended March 31
Institutional Class	Sept. 30, 2011	2011		2010	2009	2008	2007 (2)
Net Asset Value Beginning Of Period	$8.61	$7.06		$3.65	$9.06	$15.34	$15.00
Net Investment Income (Loss) (1)	$0.06	$0.08		$0.12	$0.17	$0.32	$0.10
Realized and Unrealized Gains or (Losses) On Securities	$(1.05)	$1.59		$3.44	$(5.41)	$(3.07)	$0.40
Total from Operations	$(0.99)	$1.67		$3.56	$(5.24)	$(2.75)	$0.50
Dividends from Net Investment Income	$(0.06)	$(0.07)		$(0.15)	$(0.17)	$(0.34)	$(0.16)
Distributions From Capital Gains	$—	$—		$—	$—	$(3.19)	$—
Return Of Capital	$—	$(0.05	)(3)	$—	$—	$—	$—
Total Dividends and Distributions	$(0.06)	$(0.12)		$(0.15)	$(0.17)	$(3.53)	$(0.16)
Redemption Fees	$—	$—		$—	$—	$—	$—
Net Asset Value End Of Period	$7.56	$8.61		$7.06	$3.65	$9.06	$15.34
Total Return†	(11.61)%	23.86%		98.52%	(58.56)%	(18.85)%	3.37%
Net Assets End Of Period (000)	$4,082	$10,962		$12,780	$2,304	$24,318	$—
Ratio Of Net Expenses To Average Net Assets*	0.95%	0.95%		0.95%	0.91%	0.95%	0.96%
Ratio Of Gross Expenses To Average Net Assets*	1.16%	1.13%		1.22%	1.31%	1.26%	2,435.56%
Ratio Of Net Investment (Loss) To Avg. Net Assets*	1.33%	1.07%		1.92%	2.06%	3.98%	2.22%
Portfolio Turnover Rate†	59.62%	169.65%		182.26%	86.69%	66.23%	67.95%

(1)   Per share amounts for the year or period are calculated based on average outstanding shares.

(2)   Class commenced operations on December 20, 2006.

(3)   Historically, the Old Mutual Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

†      Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by Old Mutual during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charge.

*      Ratios for periods of less than one year have been annualized.

BOARD CONSIDERATIONS

At multiple in-person and telephonic meetings held in 2012, the Old Mutual Trust Board discussed and ultimately approved the Reorganization. At these meetings, the Old Mutual Trust Board considered information provided by Old Mutual, Heitman and FundVantage regarding, among other things: Heitman’s and FundVantage’s organization and personnel; business strategy; ownership structure; financial strength; affiliations (including other asset management affiliations); asset management oversight and compliance practices and capabilities; and legal and

26

regulatory matters.  The parties discussed FundVantage’s financial resources, depth in resources, and capabilities and experience in administering a mutual fund platform such as FundVantage.

The parties discussed the benefits of aligning the Target Fund with FundVantage. The Old Mutual Trust Board considered that as part of the Reorganization, FundVantage and its service providers would provide Fund shareholders with administrative and client servicing services that are currently provided by Old Mutual and its affiliates.

The parties discussed the challenges of moving the Target Fund on to the FundVantage operating platform, with particular emphasis on ensuring that portfolio management operations properly migrate to FundVantage as part of the Reorganization, to ensure uninterrupted services for shareholders and the opportunity for the Target Fund to potentially recognize savings from economies of scale when such savings occur.  In this discussion, the Board noted the significant overlap in service providers between the Target Fund and FundVantage.  The Board discussed with Old Mutual and FundVantage the Reorganization and its foreseeable short and long term effects on the Target Fund shareholders.

The members of the Old Mutual Trust Board who are not “interested persons” of the Target Fund, as that term is defined in the 1940 Act, conferred separately with their independent counsel about the Reorganization.  The Board also considered information from Old Mutual regarding alternatives to the Reorganization that were considered and rejected by Old Mutual.

Old Mutual and OMUSH agreed to indemnify the independent Trustees of the Target Fund for any losses arising from the Reorganization and the termination of the Old Mutual Advisory Agreement with respect to the Target Fund, except to the extent either a) the Trustee has acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with Old Mutual Trust, or b) in the case of a criminal proceeding, that he had a reasonable cause to believe that his conduct was unlawful.

In connection with the Board’s review of the Reorganization, Old Mutual and FundVantage advised the Board about a variety of matters, including, but not limited to:

(1) the reputation, financial strength and resources of FundVantage and its service providers;

(2) the Acquiring Fund and the Target Fund have the same investment objective and similar principal investment strategies and risks;

(3) the current investment sub-adviser to the Target Fund will become the investment adviser to the Acquiring Fund and the current portfolio management team will remain in place for the Acquiring Fund after the Reorganization;

(4) the management fee rate charged to the Target Fund is the same as the advisory fee rate charged to the Acquiring Fund, although the Target Fund’s management fee includes compensation for certain administrative services for which the Acquiring Fund will pay a separate additional fee to BNY Mellon Investing Servicing (US) Inc., a third-party administrator;

(5) Heitman Real Estate Securities LLC (“Heitman”), the adviser to the Acquiring Fund, will provide a two-year contractual expense limitation that will limit the total annual fund operating expenses of the Acquiring Fund to an amount no greater than the expense limitations in place for the Target Fund prior to the Reorganization;

(6) the transition from the Target Fund’s current service providers to post-Reorganization service providers will not have any foreseeable adverse effect on shareholders;

(7) Heitman and/or its affiliates will pay all expenses of the Target Fund and the Acquiring Fund in connection with the Reorganization;

(8) while the pro forma gross total annual fund operating expenses  of the Acquiring Fund  were projected to be higher than those of the Target Fund, the Reorganization would be in the best interests of shareholders  because (a) Heitman has contractually agreed to limit total annual fund operating expenses of the Acquiring Fund for a two-year period from and after the Reorganization by waiving advisory fees and reimbursing expenses, and (b) if the Target Fund remained on the Old Mutual platform it would pay higher gross total annual fund operating expenses than the Acquiring Fund because (i) the other mutual funds on the Old Mutual platform have been slated to be liquidated or reorganized off of the platform and, accordingly, the Target Fund would no longer benefit from the reduction in expenses from economies of scale of a multi-series trust, and (ii) the current investment adviser of the Target Fund was not willing to continue to support the Fund or to continue expense reimbursement and fee waiver arrangements after they expire on December 31, 2012; and

(9) the Reorganization is intended to be a tax-free transaction for federal income tax purposes.

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In its deliberations, the Old Mutual Trust Board considered all information it received, as described above, as well as advice and analysis from its counsel. The Old Mutual Trust Board considered the Reorganization and the impact of the Reorganization on the Target Fund and its shareholders.  The Old Mutual Trust Board concluded, based on all of the information presented, that the Reorganization was in the best interest of the Target Fund and that shareholders will not be diluted as a result thereof and to recommend that Target Fund shareholders approve the Reorganization.

ADDITIONAL INFORMATION ABOUT ACQUIRING FUND AND TARGET FUND

Where to Find More Information

For more information with respect to the Acquiring Fund, (i) see “Acquiring Fund’s Investment Objective, Principal Investment Strategies, Risks and Management” in Exhibit A for more information about the investment objective, principal investment strategies, risks and management of the Acquiring Fund; and (ii) see “Additional Information Regarding the Acquiring Fund” in Exhibit B for more information on purchasing and selling shares, pricing of shares, the Acquiring Fund’s dividends and distributions policy and tax information.

For more information with respect to the Target Fund concerning the following topics, please refer to the following sections of the Target Fund prospectus, which have been made a part of this Proxy Statement/Prospectus by reference:  (i) see “Fund Summaries” for more information about the performance of the Target Fund; (ii) see “The Investment Adviser and Sub-Advisers” for more information about the management of the Target Fund; (iii) see “About Your Investment — Your Share Price” for more information about the pricing of shares of the Target Fund; (iv) see “Distributions and Taxes” for more information about the Target Fund’s dividends and distributions policy and the tax consequences to shareholders of various transactions in shares of the Fund; and (v) see “Financial Highlights” for more information about the Target Fund’s financial performance.

INFORMATION ON VOTING

Voting Process

We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Old Mutual Trust Board is soliciting your proxy to vote at the Meeting and at any adjournments of the Meeting.  Target Fund shareholders may vote by appearing in person at the Meeting, however, you do not need to attend the Meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card, vote by telephone or vote through a website established for that purpose.

Shareholders of record of the Target Fund as of the close of business on the Record Date are entitled to vote at the Meeting.  The number of outstanding shares of the Target Fund’s Class A shares, Class Z shares and Institutional shares on March 5, 2012, is 520,728 shares, 5,715,842 shares, and 655,116 shares, respectively.  Each share held entitles a shareholder to one vote for each dollar (and a proportionate fractional vote for each fractional dollar) of NAV of shares held by the shareholder.

Your proxy will have the authority to vote and act on your behalf at the Meeting and any adjournment of the Meeting.  If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Fund in writing to the address of the Target Fund set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that you have revoked your proxy.  In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote in person.  However, if your shares are held through a broker-dealer or other financial intermediary, you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

Quorum Requirement and Adjournment

A quorum of shareholders is necessary to hold a valid meeting of the Target Fund.  With respect to the Reorganization, the presence in person or by proxy of one-third of the outstanding shares of the Target Fund entitled to vote at the Meeting will constitute a quorum.

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Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the proposed Reorganization.  Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you.  A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.  The proposal described in this Proxy Statement/Prospectus is considered “non-routine” for purposes of determining broker non-votes.

Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum. Except as noted below, if a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve a proposal are not received, the person(s) presiding over the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting to allow for further solicitation of votes.  The persons named as proxies will vote those proxies that they are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Vote Necessary to Approve the Agreement

The Board has unanimously approved the Reorganization, subject to shareholder approval.  For the Target Fund, shareholder approval of the Reorganization requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of 50% of the outstanding shares of the Target Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Target Fund.  Abstentions and broker non-votes are not considered votes “FOR” the Reorganization at the Meeting.  As a result, abstentions and broker non-votes have the same effect as a vote against the Reorganization because approval of the Reorganization requires the affirmative vote of a percentage of either the shares present at the Meeting or the outstanding shares of the Target Fund.

Proxy Solicitation

The Target Fund expects to solicit proxies principally by mail, but may also solicit proxies by telephone, facsimile, telegraph or personal interview.  Old Mutual Trust officers will not receive any additional or special compensation for solicitation activities.  The Target Fund has engaged the services of Broadridge Financial Services, Inc. (“Broadridge” or “Solicitor”) to assist in the solicitation of proxies for the Meeting.  Solicitor’s fees and costs are expected to be approximately $7,800.  Proxies are expected to be solicited principally by mail, but the Target Fund or Solicitor, or their agents, may also solicit proxies by telephone, facsimile or personal interview.  Although Broadridge representatives are permitted to answer questions about the voting process and may read any recommendation set forth in this Proxy Statement/Prospectus, they are not permitted to recommend to shareholders how to vote. The Target Fund’s officers will not receive any additional or special compensation for any such solicitation.  Heitman and/or its affiliates will bear 100% of the Target Fund’s solicitation costs.

Under the agreement with Solicitor, the Solicitor will be paid a project management fee as well as solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining shareholders’ telephone numbers, and providing additional materials upon shareholder request.

Other Matters

The officers of the Target Fund are not aware of any matters to be presented at the Meeting other than as is discussed in this Proxy Statement/Prospectus.  If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with their best judgment.

CAPITALIZATION

The following tables set forth, for the Reorganization, the total net assets, number of shares outstanding and NAV per share. This information is generally referred to as the “capitalization” of the Target Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after it has combined with the Target

29

Fund.  The following tables are as of February 23, 2012 and assume that the Reorganization has taken place.  The capitalizations will be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

As of February 23, 2012	Old Mutual Heitman REIT Fund	Heitman REIT Fund(1)	Pro Forma Adjustments(2)		Combined Fund (pro forma)
Net assets (all classes)	$64,613,209	N/A	N/A		$64,613,209
Class A net assets	$4,876,608	N/A	N/A		$4,876,608
Class A shares outstanding	521,402	N/A	N/A		521,402
Class A net asset value per share	$9.35	N/A	N/A		$9.35
Class Z net assets	$53,604,895	N/A	$6,131,705	(3)	$59,736,600
Class Z shares outstanding	5,697,632	N/A	650,572	(3)	6,348,204
Class Z net asset value per share	$9.41	N/A	0.00		$9.41
Institutional Class net assets	$6,131,705	N/A	$(6,131,705	)(3)	0
Institutional Class shares outstanding	655,116	N/A	(655,116	)(3)	0
Institutional Class net asset value per share	$9.36	N/A	$(9.36	)(3)	$0.00

(1)  The Heitman REIT Fund is a newly-organized fund that has been created for purposes of the Reorganization and therefor no estimated capitalization is available.

(2)  Heitman and/or its affiliates will bear 100% of the Reorganization expenses, which are expected to be approximately $206,000.

(3)  Reflects the exchange of Institutional Class shares of the Target Fund for Class Z shares of the Acquiring Fund.

OWNERSHIP OF SHARES

Security Ownership of Large Shareholders

Listed below is the name, address and percent ownership of each person who, as of March 5, 2012, to the best knowledge of the Target Fund owned 5% or more of the outstanding shares of each class of the Old Mutual Heitman REIT Fund.  A shareholder who owns beneficially 25% or more of the outstanding securities of the Target Fund is presumed to “control” the Target Fund as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.

The Acquiring Fund is a newly organized shell fund created to acquire the assets and assume the liabilities of the Target Fund and as of the date of this Proxy Statement/Prospectus the Acquiring Fund does not have any shareholders.

Fund and Class	Percentage of Class Held

Old Mutual Heitman REIT Fund — Class A

Pershing LLC P O Box 2052 Jersey City, NJ 07303-2052	17.83%

Charles Schwab & Company Inc Special Custody Acct FBO Cust Reinv Attn Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	13.59%

Old Mutual Heitman REIT Fund — Class Z

United Nations Joint Staff - Pension Plan C/O Ernest Hunt Investment Management Service 1 DHP 885 Second Ave 20th Fl New York, NY 10017	41.94%

Charles Schwab & Company Inc Reinvest Account Attention Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	8.32%

T Rowe Price Trust Co Cust FBO Retirement Plans Po Box 17215 Baltimore, MD 21297-1215	6.46%

Gary S & Barbara M Vandeweghe Tr The Vandeweghe Living Trust San Jose, CA 95127-1615	5.61%

National Financial Services Corp. For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center New York, NY 10281	5.23%

Old Mutual Heitman REIT Fund — Institutional Class

Old Mutual Asset Allocation Moderate Growth Portfolio 4643 S. Ulster Street, Suite 700 Denver, CO 80237-2865	41.93%

Old Mutual Asset Allocation Growth Portfolio 4643 S. Ulster Street, Suite 700 Denver, CO 80237-2865	36.25%

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Fund and Class	Percentage of Class Held

Old Mutual Asset Allocation Balanced Portfolio 4643 S. Ulster Street, Suite 700 Denver, CO 80237-2865	21.84%

*Neither Old Mutual Trust nor FundVantage has knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Trustees

To the best of the knowledge of the Target Fund, the ownership of shares of the Target Fund by executive officers and trustees of the Target Fund as a group constituted less than 1% of each outstanding class of shares of the Target Fund as of March 5, 2012.

DISSENTERS’ RIGHTS

If the Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law.  Shareholders of the Target Fund, however, have the right to redeem their shares at NAV subject to applicable CDSCs and/or redemption fees (if any) until the Closing Date of the Reorganization. After the Reorganization, Target Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at NAV subject to applicable CDSCs and/or redemption fees (if any).

SHAREHOLDER PROPOSALS

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Target Fund hereafter called should send the proposal to the Target Fund at the Target Fund’s principal offices so that it is received within a reasonable time before the proxy materials are printed and mailed.  If the proposed Reorganization is approved and completed for the Target Fund, shareholders of the Target Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the notice requirements of the Acquiring Fund.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the Meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.

INFORMATION FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION

This Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto filed by the Target Fund and, with respect to the Target Fund only, annual and semiannual reports filed by the Target Fund, as the documents have been filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act.  The prospectus and SAI of Old Mutual Trust, dated July 26, 2011, as amended from time to time, are hereby incorporated by reference into this Proxy Statement/Prospectus.  The SEC file number of the registrant of Old Mutual Trust’s registration statement, which contains the Target Fund’s prospectus and related SAI is 881-04391.

The Acquiring Fund and the Target Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and in accordance therewith, the Acquiring Fund files reports and other information with the SEC.  Reports, proxy material, registration statements and other information filed

31

(including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge at the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549, or obtained free of charge from the SEC’s website at www.sec.gov.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing to the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549.

32

EXHIBIT A

ACQUIRING FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND MANAGEMENT

Investment Objective

The Fund seeks to provide investors with a high total return consistent with reasonable risk. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval upon notice to shareholders. There is no guarantee the Fund will achieve its investment objective.

Principal Investment Strategies

To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including REITs or investments with economic characteristics similar to REITs. This policy is non-fundamental and may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.  Heitman, the Fund’s investment adviser, considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. The equity securities in which the Fund may invest include common and preferred stocks.

Heitman pursues a growth at a reasonable price investment philosophy and seeks companies with strong growth in earnings and dividends, reasonable valuation metrics, and low risk to earnings and dividends. Most companies in the investable universe specialize in a particular property type such as office, retail, or apartments and some of these companies focus on a particular geographic region.

For each company in the investable universe, Heitman assesses real estate markets, property portfolio, balance sheet structure, growth strategies, and management quality to develop inputs for our security valuation models. Heitman uses proprietary security valuation models to identify relative mispricings in the public market. Heitman also uses an intrinsic value model to assess the value of real estate owned. Heitman selects securities which are expected to deliver strong total returns and generally expects to hold between 30 and 50 securities.

Additional Information on REITs. A REIT is a separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

The real estate industry is particularly sensitive to: (i) economic factors, such as interest rate changes, tight credit markets, or recessions; (ii) over-building in one particular area, changes in zoning laws, or changes in neighborhood values; (iii) increases in property taxes; (iv) casualty and condemnation losses; and (v) regulatory limitations on rents. The value of real property, and the REITs that invest in it, may decrease during periods of volatility in the credit markets.

REITs may expose the fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

The investments and strategies discussed above are those that Heitman will use under normal market conditions.  The Fund also may use other strategies and engage in other investment practices, which are described in the Fund’s Statement of Additional Information (“SAI”).

Temporary Defensive Positions

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a larger than normal portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents.  The Adviser will determine when market conditions warrant temporary defensive measures.  Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.

Portfolio Composition

The Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of the Fund’s “assets” in certain types of investments suggested by its name (the “80% Policy”). The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

Principal Risks

The Fund is subject to the principal risks summarized below.  These risks could adversely affect the Fund’s net asset value, yield and total return.  It is possible to lose money by investing in the Fund:

•                  Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Adviser’s determination of an investment’s value or the Adviser may misgauge that value.

•                  Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors. The Fund concentrates its investments in certain real estate related industries, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. Real estate industries are particularly sensitive to the following economic factors: decreases in demand due to economic recessions; increases in supply due to overbuilding; interest rate changes; changes in zoning laws; changes in neighborhood values; increases in property taxes; casualty and condemnation losses; and regulatory limitations on rents.

•                  REITS Risk. REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are dependent upon specialized management skills, have limited diversification and are generally dependent on their ability to generate cash flow to make distributions to shareholders.

•                  Portfolio Turnover Risk. The Fund may sell its securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund’s best interest to do so. These transactions will increase the Fund’s “portfolio turnover.” High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI, which is available, free of charge, by calling 855-HEITMAN ((855) 434-8626).  The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at www.sec.gov.

Management of the Fund

The Board of Trustees of the Trust supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

Investment Adviser

Heitman Real Estate Securities LLC (“Heitman” or the “Adviser”), is a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606. Heitman manages and supervises the investment of the Fund’s assets on a discretionary basis. Heitman has provided investment management services to its clients since 1989. Heitman is an SEC registered investment adviser specializing in publicly traded equity securities of North American companies principally engaged in the real estate industry, including real estate investment trust (REIT) or investments with economic characteristics similar to REITs.  As of December 31, 2011, the Adviser had approximately $2.304 billion in assets under management.

A discussion of the basis for the Board of Trustees’ approval of the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, is available in the Fund’s semi-annual report to shareholders.

Portfolio Managers

Timothy J. Pire, CFA, serves as Managing Director of Heitman and Lead Portfolio Manager for Heitman’s North American real estate securities strategies, positions he has held since July 1999. Mr. Pire owns an equity interest in Heitman LLC, the parent company of Heitman, and has been analyzing REIT securities and securities of other publicly traded companies principally engaged in the real estate industry since 1992.

Michael K. Moran serves as Vice President of Heitman and Assistant Portfolio Manager for Heitman’s North American real estate securities strategies, positions he has held since July 2009. Mr. Moran has also served as Assistant Vice President and Securities Analyst from June 2006 to July 2009.

Jeffrey D. Yurk serves as Vice President of Heitman and Assistant Portfolio Manager for Heitman’s North American real estate securities strategies, positions he has held since July 2009. Mr. Yurk has also served as Assistant Vice President and Securities Analyst from February 2004 to July 2009.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of the Fund.

EXHIBIT B

ADDITIONAL INFORMATION REGARDING ACQUIRING FUND

SHAREHOLDER INFORMATION

Pricing Of Shares

The price of the Fund’s shares is based on its net asset value (“NAV”).  The Fund values its assets, based on current market values when such values are available.  The NAV per share of the Fund is calculated as follows:

Value of Assets Attributable to the Shares
NAV	=	–	Value of Liabilities Attributable to the Shares
Number of Outstanding Shares

The Fund’s NAV per share is calculated once daily at the close of regular trading on the Exchange (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business).  The Exchange is generally open on Monday through Friday, except national holidays.  The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price.  Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price.  If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close.  Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees.  Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service.  Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.  Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share.  Foreign securities may trade on weekends or other days when the Fund does not calculate NAV.  As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.  Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.  The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods.  In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser.  On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee.  The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.  However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets.  In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available.  Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations.  The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

Purchase of Shares

Share Classes

The Trust offers Class A shares, Class Z shares and Institutional Class shares of the Fund. Each Class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Class A shares of the Fund may be purchased through authorized broker-dealers or other financial intermediaries.  Class Z shares of the Fund generally may only be purchased through certain authorized financial services firms.  Class Z shares of the Fund are not available to shareholders by direct purchase through the Fund’s transfer agent, except: persons or entities who are the beneficial owners of, and who have continuously maintained since June 4, 2007, an investment in Class Z shares of any retail mutual fund currently advised by the Adviser (“Grandfathered Investment”) and any person or entity listed in the account registration of a Grandfathered Investment, such as joint owners, trustees, custodians, and designated beneficiaries.  Institutional Class shares of the Fund may be purchased through financial institutions authorized to sell shares of the Fund or through the Fund’s transfer agent.  If you purchase Class Z or Institutional Class shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

Class A	Class Z	Institutional Class
Initial sales charge of 5.75% or less	No initial sales charge	No initial sales charge
Deferred sales charge may apply (1)	No deferred sales charge	No deferred sales charge
Higher annual expenses than Class Z and Institutional Class shares because of distribution and service fees.	Lower annual expenses than Class A because no distribution and service fees.	Lower annual expenses than Class A because no distribution or service fees.

(1)          A 1.00% contingent deferred sales charge (“CDSC”) may apply for investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid) and shares are redeemed within 12 months after initial purchase.  The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”), did not pay a commission to the selling broker-dealer.  Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

Shares representing interests in the Fund are offered continuously for sale by the Underwriter.  You can purchase Class A shares, Class Z shares or Institutional Class shares of the Fund through certain broker-dealers or directly through the transfer agent of the Fund, as discussed below.  Shares of the Fund are offered only to residents of states in which the shares are registered or qualified.  No share certificates are issued in connection with the purchase of Fund shares.  The Fund reserves the right to waive the minimum initial investment requirement for any investor.

CLASS A SHARES

Distribution Plan

The Board of Trustees, on behalf of the Fund’s Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders.  Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges.  The distribution plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of the Fund’s Class A shares.  Currently, the Fund is not paying the Rule 12b-1 fee.

Service Plan

The Board of Trustees, on behalf of the Fund’s Class A shares, has adopted a service plan that allows the Fund to pay service fees for the services provided to its shareholders.  Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment.  The service plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of the Fund’s Class A shares.

Front-End Sales Charge

Sales of Class A shares of the Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

Class A Shares —

Front-End Sales Charge

Amount of Single Transaction	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Amount Invested	Dealer Concession as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	1.75%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	0.00%	0.00%	0.00%

The Underwriter may pay a dealer concession to those selected dealers who have entered into an agreement with the Underwriter.  The dealer’s concession depends on which class of shares you choose and may be changed from time to time.  Currently, on Class A shares, dealers receive the concession set forth in the table above.  Certain dealers also may receive the shareholder service fee.  On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund during a specified period of time.  A dealer who receives all or substantially all of the sales charge may be considered an “underwriter” under the Securities Act of 1933, as amended.  The Underwriter may pay selected dealers a commission on purchases of $1 million or more.  The CDSC will only apply to those purchases of Class A shares of $1 million or more where the Underwriter paid this commission to the selling broker-dealer.  If the Underwriter pays such a commission, the CDSC will be retained by the Underwriter as reimbursement for its previous commission payments.

Contingent Deferred Sales Charge (“CDSC”)

You may be subject to a CDSC if you sell Class A shares of the Fund.  If you bought Class A shares without an initial sales charge because your investments in the Fund aggregated over $1 million at the time of purchase, you may incur a CDSC of up to 1.00% if you redeem those shares within 12 months of purchasing those shares.  Subsequent Class A share purchases that bring your aggregate account value to $1 million or more will also be subject to a CDSC if you redeem them within 12 months of purchasing those shares.  The CDSC will not apply to purchases of Class A shares where a commission was not paid by the Underwriter.  Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

The CDSC on Class A shares is applied to the net asset value at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions.  When you place an order to sell your Class A shares, the Fund will first redeem any shares that are not subject to a CDSC followed by those you have held the longest.

You may be able to avoid an otherwise applicable CDSC when you sell Class A shares of the Fund.  This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Trust, the Underwriter or the Adviser, or for other reasons.  A CDSC that would otherwise be applied may be waived, at the discretion of the Fund, for certain sales in connection with agreements by a dealer to waive or return their commissions.  Restrictions may apply to certain accounts and certain transactions.  The Fund may change or cancel these terms at any time.

Reduced Sales Charges

You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above.  The sales charge for purchases of the Fund’s Class A shares may also be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below.  To qualify for a reduced sales charge, you are responsible for notifying your dealer or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), as transfer agent.  Certain transactions in Class A shares may be made at NAV as described below.  If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees.  These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at broker-dealers (rather than opening an account directly with the Fund’s transfer agent).  To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee), either directly or through their registered representative or financial intermediary, as applicable, must identify and provide information to the Fund’s transfer agent regarding eligibility for these privileges.  Stated differently, investors must identify to the Fund’s transfer agent, either directly or through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible.  It is the responsibility of the shareholder, either directly or through their registered representative and/or financial intermediary, to ensure that the shareholder obtains the proper “breakpoint” discounts.

In order for the Fund to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Fund’s transfer agent with the applicable account numbers.  For purposes of identifying Fund accounts opened directly with the transfer agent, you or your registered representative must provide the Fund’s transfer agent with either the applicable account numbers or the applicable tax identification numbers.

Right of Accumulation.  You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation.  If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of the Fund.  The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested.  The reduced sales charge is applicable only to current purchases.  It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

Letter of Intent.  You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge.  The first investment cannot be made more than 90 days prior to the date of the Letter of Intent.  Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied.  During the term of the Letter of Intent, BNY Mellon Investment Servicing will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased.  The escrowed shares will be released when the full amount indicated has been purchased.  If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time.  It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time the Letter of Intent is submitted that there are prior purchases that may apply.

For more information on reduced sales charges, please call the Fund at 855-HEITMAN ((855) 434-8626) or consult your broker or financial intermediary.

Sales at Net Asset Value

The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients of the Adviser or its affiliates; (2) officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser and its affiliates and certain employee benefit plans for employees of the Adviser; (4) officers, directors and employees of the administrator, transfer agent, underwriter and custodian and members of their immediate families; (5) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Adviser; (6) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients; (7) broker-dealers who have entered into selling agreements with the Adviser for their own accounts; and (8) participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Fund.

CLASS Z SHARES

Sales of the Fund’s Class Z shares are not subject to a front-end sales charge or a Rule 12b-1 fee.  Class Z shares are only available to individuals who can meet the required investment minimum.  Class Z shares of the Fund generally may only be purchased through certain authorized financial services firms.  If you purchase Class Z shares through an organization, you may be charged a transaction-based fee or other fee for the services of such organization.

INSTITUTIONAL CLASS SHARES

Sales of the Fund’s Institutional Class shares are not subject to a front-end sales charge or a Rule 12b-1 fee. The following investors (eligible investors) qualify to purchase Institutional Class shares with a minimum initial investment of at least $1 million in a Fund:

•                                          A bank, trust company, or other type of depository institution purchasing shares for its own account;

•                                          An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account; Pension or profit sharing plans or the custodian for such a plan; and

•                                          Qualified or non-qualified employee benefit plans.

Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of Heitman.  Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund provided they sign a Letter of Intent (“LOI”), committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months. Heitman reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.

If you are an eligible investor and do not invest at least $1 million in the Fund within twelve months, you will cease to be an eligible investor and the Fund may convert your Institutional Class shares to Class Z shares.  The Fund shall notify you of any proposed conversion so that you may increase your Institutional Class account balance to the required minimum.  If you purchase Institutional Class shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

To Open An Account

By Mail

Complete the application and mail it to BNY Mellon Investment Servicing at the address noted below, together with a check payable to the Fund.  Please make sure your check is for at least $2,500 with respect to Class A and Class Z shares, and at least $1,000,000 with respect to Institutional Class shares.  Mail the application and your check to:

Regular Mail:	Overnight Mail:
Heitman REIT Fund	Heitman REIT Fund
FundVantage Trust	FundVantage Trust
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9829	4400 Computer Drive
Providence, RI 02940-8029	Westborough, MA 01581-1722
855-HEITMAN ((855) 434-8626)

The Fund will only accept checks drawn on U.S. currency on domestic banks.  The Fund will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

The Fund does not generally accept investments by non-U.S. persons.  Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of additional due diligence.  Please contact the Fund at 855-HEITMAN ((855) 434-8626) for more information.

By Wire

To make a same-day wire investment, call toll free 855-HEITMAN ((855) 434-8626) before 4:00 p.m. Eastern time.  An account number will be assigned to you.  Please make sure your wire is for at least $2,500 with respect to Class A and Class Z shares,  and $1,000,000 with respect to Institutional Class shares.  The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that day’s price per share.  Your bank may charge a wire fee.

Individual Retirement Account Investments

You may invest in the Fund through the individual retirement accounts including the following: (i) traditional Individual Retirement Accounts (“IRAs”); (ii) Savings Incentive Match Plan for Employees (“SIMPLE IRAs”); (iii) Spousal IRAs; (iv) Roth Individual Retirement Accounts (“Roth IRAs”); (v) Coverdell Education Savings Accounts (“Education IRAs”); and (vi) Simplified Employee Pension Plans (“SEP IRAs”).  You should consult your tax adviser to determine whether a retirement plan is appropriate for you.

To Add To An Account

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check.  Mail the slip and your check to:

Regular Mail:	Overnight Mail:
Heitman REIT Fund	Heitman REIT Fund
FundVantage Trust	FundVantage Trust
c/o BNY Mellon Investment Servicing	c/o BNY Mellon Investment Servicing
P.O. Box 9829	4400 Computer Drive
Providence, RI 02940-8029	Westborough, MA 01581-1722
855-HEITMAN ((855) 434-8626)

By Wire

Call toll-free 855-HEITMAN ((855) 434-8626).  The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing.  Call your bank with instructions under “To Open An Account — By Wire.”  Your bank may charge a wire fee.

Systematic Investment Plans

You may open a Systematic Investment Plan I (SIP I) account for Class A and Class Z shares with a $500 initial purchase and a $25 monthly Investment or a Systematic Investment Plan  II (SIP II) account for Class A and Class Z shares  with no initial minimum and a $50 monthly investment. These plans  are not available for Institutional Class shares. If you have an existing account that does not include the Systematic Investment Plan, you can contact the Fund at 855-HEITMAN ((855) 434-8626) to establish a Systematic Investment Plan. The Systematic Investment Plans provide a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a monthly minimum amount of $25 for a SIP I account and $50 for a SIP II account. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Systematic  Investment  Plan Section  found on the application or contact the Fund’s  transfer  agent at 855-HEITMAN ((855) 434-8626).

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”).  To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account.  Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares.  ACH purchases will be effective at the closing price per share on the business day after the order is placed.  The Fund may alter, modify or terminate this purchase option at any time.

Purchase Price

Class Z and Institutional Class shares of the Fund are sold at the NAV next determined after receipt of the request in good order.  Class A shares of the Fund are sold at the offering price, which is the NAV next determined after the request is received in good order, plus a sales charge of up to 5.75%.  “Good order” means that the purchase request is complete and includes all required information.

Financial Intermediaries

You may purchase shares of the Fund through a financial intermediary who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.  “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement.  If you purchase shares through a financial intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests.  Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order.  Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee.  Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf.  Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Networking and Sub-Transfer Agency Fees.  The Fund may also directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts.  Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary.  Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving.  From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.  These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates.  The payments described above may differ and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts.  The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries.  The Adviser and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this prospectus.  At least annually, the Adviser will report to the Board of Trustees such information regarding these payments as is reasonably requested by the Board.  These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support.  Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary.  The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases.  The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid.  A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares.  You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy Class A shares.  Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.  From time to time, some financial institutions may be reallowed up to the entire sales charge.  Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

Reinvestment Privilege for Class A Shares

For a period of 60 days after you sell Class A shares of the Fund, you may reinvest your redemption proceeds in Class A shares of the Fund at NAV.  You, your broker or your financial adviser must notify the Fund’s transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment.  The Fund may require documentation to support your eligibility.

Rights Reserved by the Fund

The Fund reserves the right to:

•                                          reject any purchase order;

•                                          suspend the offering of shares;

•                                          vary the initial and subsequent investment minimums;

•                                          waive the minimum investment requirement for any investor; and

•                                          redeem accounts with balances below the minimum after 30 days’ written notice.

Market Timing and Frequent Trading Policy

The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position.  The Fund is not designed to accommodate market timing or short-term trading.  Frequent or excessive trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund’s investment portfolio is generally referred to as “market timing.”  Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund.  These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.  Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances and trading in portfolio securities, each of which may increase expenses and decrease performance.  This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to the Fund and its shareholders, the Fund (i) charges a redemption fee of 2.00% on shares redeemed within 30 days of purchase, and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Fund believes are engaging in similar trading activity that, in the judgment of the Fund or the Adviser, may be disruptive to the Fund.  The Fund will not be liable for any loss resulting from rejected purchase orders.  No waivers of the provisions of this policy established to detect and deter marking timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Fund has developed criteria that are used to identify trading activity that may be excessive.  The Fund’s Chief Compliance Officer (“CCO”) reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of market timing or similar trading practices.  If, in its judgment, the Fund detects or otherwise becomes aware of excessive, short-term trading, the Fund may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund.  The Fund may modify its procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances.  The Fund will apply the criteria in a manner that, in the Fund’s judgment, will be uniform.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent.  These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts.  If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person.  If necessary, the Fund may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary.  Financial intermediaries may also monitor their customers’ trading activities in the Fund.  The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Fund.  If a financial intermediary fails to enforce the Fund’s excessive trading policies, the Fund may take certain actions, including terminating the relationship.

Redemption of Shares

You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Fund’s transfer agent, BNY Mellon Investment Servicing, or through your broker-dealer.  The price you receive will be the NAV next calculated after receipt of the request in good order.  “Good order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary.  The Fund charges a redemption fee of 2.00% on proceeds of shares redeemed within 30 days following their acquisition (see “Redemption Fee”).

Redemption Fee

The Fund charges a redemption fee of 2.00% on proceeds of shares redeemed within 30 days following their acquisition.  The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds.  Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last.  The fee will be paid directly to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund.  This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account.

The redemption fee will not be charged on the following transactions:

1.               Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Code and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

2.               Redemptions requested within 30 days following (a) the death of a shareholder; or (b) the post-purchase “disability” or “hardship” (as such terms are defined by the IRC or the rules and regulations thereunder) of the shareholder or as required by law (i.e., a divorce settlement);

3.               Redemptions initiated by the Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of the Fund);

4.               Shares acquired through the reinvestment of distributions (dividends and capital gains);

5.               Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder;

6.               Redemptions in connection with periodic or automatic portfolio rebalancing arrangements of certain wrap accounts or funds of funds; and

7.               Redemptions for systematic withdrawal plans for which the shareholder can present documentation verifying that the redemptions are mandatory and/or not at the discretion of the shareholder. Such cases will be reviewed and accommodated on a case by case basis.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared.  The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.  The Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss.  The Trust reserves the right to make a “redemption in kind” payment in portfolio securities rather than cash.

To Redeem From Your Account

By Mail

To redeem your shares by mail:

•                  Write a letter of instruction that includes: the name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•                  Include all signatures and any additional documents that may be required.

Mail your request to:

Regular Mail:	Overnight Mail:
Heitman REIT Fund	Heitman REIT Fund
FundVantage Trust	FundVantage Trust
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9829	4400 Computer Drive
Providence, RI 02940-8029	Westborough, MA 01581-1722
855-HEITMAN ((855) 434-8626)

•                  A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

•                  The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

•                  The Fund requires a medallion signature guarantee if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free 855-HEITMAN ((855) 434-8626).  The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account.  To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account.  The Fund and BNY Mellon Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner.  BNY Mellon Investment Servicing has established security procedures to prevent unauthorized account access.  Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine.  The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or BNY Mellon Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction.  The Fund and BNY Mellon Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.  The Fund reserves the right to refuse a wire redemption if it is believed advisable to do so.  If you redeem your shares by wire transfer, BNY Mellon Investment Servicing charges a fee (currently $10.00) for each wire redemption.  You may also have your redemption proceeds sent to your bank via ACH.  BNY Mellon Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Systematic Withdrawal Plan

Once you have established an account, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis.  Call toll-free 855-HEITMAN ((855) 434-8626) for information on the Systematic Withdrawal Plan and to request a form to start the Systematic Withdrawal Plan.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear.  The Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Fund may require that a subsequent request be submitted.  The Fund charges a redemption fee of 2.00% on proceeds of shares redeemed within 30 days following their acquisition (see “Redemption of Shares - Redemption Fee”).

Late Trading

Late Trading is the practice of buying or selling fund shares at the closing price after the Fund’s NAV has been set for the day.  Federal securities laws governing mutual funds prohibit late trading.  The Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

Transaction Policies

Timing of Purchase or Sale Requests

All requests received in good order by BNY Mellon Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV.  Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV.  All investments must be in U.S. dollars.  Purchase and redemption orders are executed only on days when the Exchange is open for trading.  If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), the policies and fees may be different than those described here.  Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares.  It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund.  You will not be charged any additional fees by the Fund (other than those described in this prospectus) if you purchase or redeem shares directly through the Fund.

Account Minimum

You must keep at least $500 worth of shares in your Class A or Class Z account to keep the account open.  If, after giving you 30 days’ prior written notice, your account value is still below $500 due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds.  Institutional Class shares require a minimum balance of $1,000,000.

Medallion Signature Guarantees

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes.  A medallion signature guarantee helps protect against fraud.  A medallion signature guarantee is required if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.  When the Fund requires a signature guarantee, a medallion signature must be provided.  A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association.  The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP).  Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted.  Please call the Fund’s shareholder servicing group toll-free at 855-HEITMAN ((855) 434-8626) for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Fund to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund.  Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted.  After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified.  The Fund and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization.  For further information, please call the Fund’s shareholder servicing group toll-free at 855-HEITMAN ((855) 434-8626).

Shareholder Services

Your Account

If you have questions about your account, including purchases, redemptions and distributions, call the Fund’s shareholder servicing group from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time.  Call toll-free at 855-HEITMAN ((855) 434-8626).

Account Statements

The Fund provides you with these helpful services and information about your account:

•                                          a confirmation statement after every transaction;

•                                          quarterly account statements for Class A and Class Z shares reflecting transactions made during the quarter;

•                                          monthly account statements for Institutional Class shares reflecting transactions made during the month;

•                                          an annual account statement reflecting all transactions for the year; and

•                                          tax information, which will be mailed each year by the Internal Revenue Service (the “IRS”) deadline, currently January 31, a copy of which will also be filed with the IRS, if necessary.

Financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.

The Fund provides the above shareholder services without charge but may charge for special services such as requests for historical transcripts of accounts.

Delivery of Shareholder Documents

To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call toll-free at 855-HEITMAN ((855) 434-8626) or, if your shares are held through a financial institution, please contact the financial institution directly.  The Fund will begin sending you individual copies within 30 days after receiving your request.

Distributions

Dividends from the net investment income, if any, are declared and paid quarterly to you and distributions of net capital gain, if any, are declared and paid annually to you.  Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

More Information About Taxes

The tax information in this prospectus is provided for general information only and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Fund intends to qualify annually to be treated as a regulated investment company (a “RIC”) under the Code. As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code. If for any taxable year the Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% (for taxable years beginning prior to January 1, 2013); and (2) all distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of the Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you hold the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

Medicare Contribution Tax. Under current law, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes. This Prospectus does not discuss the state and local tax consequences of an investment in the Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations is included in the Fund’s SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in the Fund on your tax situation.

EXHIBIT C

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) dated as of April     , 2012, by and among:  (i) OLD MUTUAL FUNDS II, a Delaware statutory trust (“Old Mutual Trust”), on behalf of the Old Mutual Heitman REIT Fund (the “Target Fund”); and (ii) FUNDVANTAGE TRUST, a Delaware statutory trust (“FundVantage”), on behalf of the Heitman REIT Fund (the “Acquiring Fund”) (collectively, the “Parties” and each, a “Party”). Heitman Real Estate Securities LLC, a Delaware limited liability company (“HRES”), joins this Agreement solely for purposes of agreeing to be bound by paragraphs 7.1, 7.2, 9.2, 10.5, 10.13 and 10.14. Capitalized terms not otherwise defined herein shall have the meaning set forth in Article XI hereof.

RECITALS:

A.            The following chart shows (i) the Target Fund and its classes of shares and (ii) the Acquiring Fund with its classes of shares:

Target Fund, a series of Old Mutual Trust and Classes	Acquiring Fund, a series of FundVantage and Corresponding Classes
Old Mutual Heitman REIT Fund	Heitman REIT Fund
Class A	Class A
Class Z	Class Z
Institutional Class	Class Z

B.            The Target Fund and the Acquiring Fund are each a separate series of an open-end, registered investment company of the management type.

C.            The Target Fund and the Acquiring Fund are each authorized to issue shares of beneficial interest.

D.            The Parties intend this Agreement to be, and adopt it as, a plan of reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

E.             The reorganization shall consist of:  (1) the transfer of all of the Fund Assets of the Target Fund to the Acquiring Fund in exchange for the shares of the Corresponding Class of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Target Fund’s Liabilities, and (2) the distribution of the Corresponding Class shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired to holders of shares of the Target Fund, in complete liquidation and termination of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

F.             The Board of Trustees of Old Mutual Trust (the “Old Mutual Board”), including a majority of trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (“Independent Trustees”) of Old Mutual Trust, has determined with respect to the Target Fund that: (1) participation in the Reorganization is in the best interests of the Target Fund and its shareholders, and (2) the value of the interests of existing shareholders of the Target Fund will not be diluted as a result of its effecting the Reorganization.

G.            The Board of Trustees of FundVantage (the “FundVantage Board”), including a majority of Independent Trustees of FundVantage, has determined with respect to the Acquiring Fund that: (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, if any, and (2) the value of the interests of existing shareholders, if any, of the Acquiring Fund will not be diluted as a result of its effecting the Reorganization.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, and HRES to the extent indicated above, intending to be legally bound hereby, agree as follows:

THE REORGANIZATION

1.1           The Reorganization.  In accordance with the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated By-laws, as they may be amended from time to time, of Old Mutual Trust (the “Old Mutual Governing Documents”), at the Effective Time, upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, the Target Fund shall assign, deliver and otherwise transfer all Fund Assets, subject to all of the liabilities of the Target Fund (the “Liabilities”), to the Acquiring Fund, and the Acquiring Fund shall assume all of the Liabilities of the Target Fund.  In consideration of the foregoing, the Acquiring Fund, at the Effective Time shall deliver to the Target Fund full and fractional (to the third decimal place) shares of the Acquiring Fund.  The aggregate number of shares of each class of the Acquiring Fund shall be determined by dividing (a) the value of the Fund Assets attributable to the class of the Target Fund, net of the Target Fund’s Liabilities attributable to such class (computed as of the Valuation Time in the manner set forth in paragraph 2.1), by (b) the net asset value of one share of the corresponding class of the Acquiring Fund shares (computed as of the Valuation Time in the manner set forth in paragraph 2.2).  Holders of each class of shares of the Target Fund will receive shares of the Corresponding Class of the Acquiring Fund. At and after the Effective Time, all of the Fund Assets of the Target Fund shall become and be included in the Fund Assets of the Acquiring Fund and the Liabilities of the Target Fund shall become and be the liabilities of and shall attach to the Acquiring Fund.  At and after the Effective Time, the Liabilities of the Target Fund may be enforced only against the Acquiring Fund to the same extent as if such liabilities had been incurred by the Acquiring Fund subject to any defense and/or set off that the Target Fund was entitled to assert immediately prior to the Effective Time and further subject to any defense and/or setoff that FundVantage or the Acquiring Fund may from time to time be entitled to assert.

1.2           The Target Fund Assets.

(a)       At least ten Business Days prior to the Valuation Time, the Target Fund will provide the Acquiring Fund with a schedule of the securities and other assets and Liabilities of the Target Fund.  Prior to the execution of this Agreement, the Acquiring Fund has provided the Target Fund with a copy of its current investment objective, investment policies, principal investment strategies, and restrictions and will provide the Target Fund with a written notice of any changes thereto through the Valuation Time.  The Target Fund reserves the right to sell any of the securities or other assets shown on the schedule it provides to the Acquiring Fund pursuant to this paragraph 1.2(a) in the ordinary course as necessary to meet distribution and redemption requirements prior to the Valuation Time but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund may purchase in accordance with its stated investment objective and policies.

(b)       At least five Business Days prior to the Valuation Time, the Acquiring Fund will advise the Target Fund of any investments of the Target Fund shown on the Target Fund’s schedule provided pursuant to paragraph 1.2(a) which the Acquiring Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions; (ii) under applicable Law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund’s Fund Assets.  Under such circumstances, to the extent practicable, the Target Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser or sub-adviser responsible for the portfolio management of the Target Fund, dispose of such investments prior to the Valuation Time.  Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portfolio securities or other investments of the Target Fund, if, in the reasonable judgment of the

Old Mutual Board or the Target Fund’s investment adviser or sub-adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund and its shareholders.

1.3           Assumption of Liabilities.  The Target Fund will, to the extent permissible and consistent with its own investment objectives and policies, use its best efforts to discharge all of the Liabilities of the Target Fund prior to or at the Effective Time.  The Acquiring Fund will assume all of the Liabilities of the Target Fund.

1.4           Distribution of Acquiring Fund Shares.  Immediately upon receipt, the Target Fund will distribute the Corresponding Class shares of the Acquiring Fund received by the Target Fund from the Acquiring Fund pursuant to paragraph 1.1  pro rata to the record holders of shares of the Target Fund.  Such distribution will be accomplished by transferring the Acquiring Fund Shares then credited to the Target Fund’s account on the Books and Records of the Acquiring Fund to open accounts on the Books and Records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of record holders of the Target Fund and representing the respective pro rata number of the Acquiring Fund Shares due to such record holder.  All issued and outstanding shares of the Target Fund will, without further notice, be cancelled promptly by the Target Fund on the Target Fund’s Books and Records.  Any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Acquiring Fund Shares issued to the Target Fund in accordance with paragraph 1.1 above.  In addition, each record holder of the Target Fund shall have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its shares of the Target Fund at or before the Valuation Time.

1.5           Liquidation of the Target Fund.  As soon as conveniently practicable after the distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 has been made, the Target Fund shall take, in accordance with Delaware law, the 1940 Act and the Old Mutual Governing Documents, all such other steps as may be necessary or appropriate to effect a complete liquidation and termination of the Target Fund.

1.6           Transfer Taxes.  Any transfer taxes payable on issuance of the Acquiring Fund Shares in a name other than that of the record holder of the Target Fund shares on the Target Fund’s Books and Records shall be paid by the Person to whom such Acquiring Fund Shares are issued and transferred, as a condition of that transfer.

VALUATION

1.7           Net Asset Value of the Target Fund.  The net asset value of a share of each class of the Target Fund shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on the date thereof, using the valuation procedures described in the then-current prospectus and statement of additional information of the Target Fund as supplemented from time to time, or such other valuation procedures as shall be mutually agreed upon by the parties.

1.8           Net Asset Value of the Acquiring Fund.  The net asset value per share of each Corresponding Class of the Acquiring Fund shall be the net asset value per share of the Corresponding Class of the Target Fund as of the Valuation Time.  The net asset value of the Acquiring Fund and the Target Fund will be determined by using the valuation procedures described in the then-current prospectus and statement of additional information of the Target Fund as supplemented from time to time, or such other valuation procedures as shall be mutually agreed upon by the parties.

1.9           Determination of Net Asset Value.  All computations of net asset value and the value of securities transferred under this Article II shall be made by BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), sub-administrator for the Target Fund, in accordance with its regular practice and the requirements of the 1940 Act.

1.10         Valuation Time.  “Valuation Time” shall mean 4:00 PM Eastern Time of the Business Day preceding the Effective Time.

EFFECTIVE TIME AND CLOSING

1.11         Effective Time and Closing.  Subject to the terms and conditions set forth herein, the Reorganization shall occur immediately prior to the opening of business on May 21, 2012, or on such other date as may be mutually agreed in writing by an authorized officer of each Party (the “Effective Time”).  To the extent any Fund Assets are, for any reason, not transferred at the Effective Time, the Target Fund shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practical date thereafter.  The closing of the Reorganization shall be held in person, by facsimile, by e-mail or by such other communication means as may be mutually agreed by the Parties, at the Effective Time (the “Closing”).

1.12         Transfer and Delivery of Fund Assets.  The Target Fund shall direct The Bank of New York Mellon (“Target Fund Custodian”), as custodian for the Target Fund, to deliver to the Acquiring Fund at the Closing, or promptly thereafter, consistent with commercially reasonable standards, a certificate of an authorized officer certifying that: (a) Target Fund Custodian delivered the Fund Assets of the Target Fund to the Acquiring Fund at the Effective Time; and (b) all necessary taxes in connection with the delivery of such Fund Assets, including all applicable foreign, federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made.

1.13         Acquiring Fund Share Records. The Acquiring Fund shall deliver to an officer of Old Mutual Trust at the Closing a confirmation evidencing that:  (a) the appropriate number of Acquiring Fund Shares have been credited to the account of the Target Fund on the Books and Records of the Target Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of record holders of the Target Fund shares on the Books and Records of the Acquiring Fund pursuant to paragraph 1.4.

1.14         Postponement of Valuation Time and Effective Time.  If immediately prior to the Valuation Time:  (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund is closed to trading, or trading thereupon is restricted, or (b) trading or the reporting of trading on such market is disrupted so that, in the judgment of an appropriate officer of the Target Fund or the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Valuation Time and Effective Time shall be postponed until the first Business Day that is a Friday after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be mutually agreed in writing by an authorized officer of each Party.

REPRESENTATIONS AND WARRANTIES

1.15         Representations and Warranties of Old Mutual Trust.  Old Mutual Trust, on behalf of the Target Fund, hereby represents and warrants to FundVantage, on behalf of the Acquiring Fund, as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

(a)       Old Mutual Trust is a statutory trust duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Target Fund.  The Target Fund has full power under the Old Mutual Governing Documents to conduct its business as it is now being conducted and to own the properties and assets it now owns.  The Target Fund has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on the Target Fund.

(b)       The execution, delivery and performance of this Agreement by the Target Fund and the consummation of the transactions contemplated herein will have been duly and validly authorized by the Old Mutual Board, and the Old Mutual Board has approved the Reorganization and has resolved to recommend the Reorganization to the shareholders of the Target Fund and to call a meeting of shareholders of the Target Fund for the purpose of approving this Agreement and the Reorganization contemplated hereby.  Other than the approval by the requisite vote of the shareholders of the outstanding shares of the Target Fund in accordance with the provisions of the Old Mutual Governing Documents, applicable Delaware Law and the 1940 Act, no other action on the part of the Target Fund or its shareholders is necessary to authorize the execution, delivery and performance of this Agreement by the Target Fund or the consummation of the Reorganization contemplated herein.  This Agreement has been duly and validly executed and delivered by Old Mutual Trust on behalf of the Target Fund and assuming due authorization, execution and delivery hereof by FundVantage on behalf of the Acquiring Fund, is a legal, valid and binding obligation of Old Mutual Trust, as it relates to the Target Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

(c)       The authorized capital of the Target Fund consists of an unlimited number of shares of beneficial interest with no par value per share.  Each share represents a fractional undivided interest in the Target Fund.  The issued and outstanding shares of the Target Fund are duly authorized, validly issued, fully paid and non-assessable.  There are no outstanding options, warrants or other rights of any kind to acquire from the Target Fund any shares of any series or equity interests of the Target Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Target Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares. The Target Fund has no share certificates outstanding.

(d)       The Target Fund has no subsidiaries.

(e)       Except for consents, approvals, or waivers to be received prior to the Effective Time, including shareholder approval by the Target Fund, and upon the effectiveness of the Registration Statement, the execution, delivery and performance of this Agreement by Old Mutual Trust on behalf of the Target Fund does not, and the consummation of the transactions contemplated herein will not:  (i) violate or conflict with the terms, conditions or provisions of the Old Mutual Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which Old Mutual Trust is a party or by which Old Mutual Trust or the Target Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which Old Mutual Trust is a party or by which Old Mutual Trust or the Target Fund is bound, (iii) result in a breach or violation by Old Mutual Trust or the Target Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body other than such documents as are necessary to terminate the Target Funds as a series of a Delaware statutory trust.

(f)        (i)            Prior to the execution of this Agreement, the Target Fund has delivered or made available to FundVantage true and complete copies of the Target Fund’s audited statements of assets and liabilities as of March 31, 2011, and unaudited statements of assets and liabilities as of September 30, 2011, or a later date if available prior to the date hereof, and the related audited schedules of investments, statements of income and changes in net assets and financial highlights for the periods then ended.

(ii)           Except as set forth in the notes thereto, all such financial statements were prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Target Fund as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments.

(iii)          To the best of the Target Fund’s Knowledge, except as reflected or reserved against in the statement of assets and liabilities included in the Target Fund’s audited financial statements as of March 31, 2011, and unaudited financial statements as of September 30, 2011, or in the notes thereto, or as previously disclosed in writing to FundVantage, there are no liabilities against, relating to or affecting the Target Fund, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Target Fund.  In particular, since September 30, 2011 to the best of the Target Fund’s Knowledge and except as disclosed in writing to FundVantage, there has not been any change in the financial condition, properties, assets, liabilities or business of the Target Fund that would have a Material Adverse Effect on the Target Fund or its properties or assets other than changes occurring in the ordinary course of business.

(g)       As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable Law, and to the best of the Target Fund’s Knowledge, there have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the date hereof which would have a Material Adverse Effect on the Target Fund or its properties or assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(h)       The minute books and other similar records of Old Mutual Trust as made available to FundVantage prior to the execution of this Agreement contain a true and complete record in all material respects of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Target Fund, the Old Mutual Board and committees of the Old Mutual Board.  The stock transfer ledgers and other similar records of the Target Fund as made available to FundVantage prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the shares of the Target Fund.

(i)        The Target Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(j)        Except as set forth in writing to the Acquiring Fund, there is no Action or Proceeding pending against the Target Fund or, to the best of the Target Fund’s Knowledge, threatened against, relating to or affecting, Old Mutual Trust or the Target Fund.

(k)       No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of Old Mutual Trust or the Target Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

(l)        Old Mutual Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect and the Target Fund is a separate series of Old Mutual Trust duly designated in accordance with applicable provisions of the Old Mutual Governing Documents and in compliance in all material respects with the 1940 Act and its rules and regulations.

(m)      With respect to periods on or after December 31, 2005, all federal and other tax returns and reports of the Target Fund and, with respect to periods prior to December 31, 2005, to the Knowledge of the Target Fund all federal and other tax returns and reports of the Target Fund, required by Law to have been filed were timely filed (giving effect to extensions) and are or were true, correct and complete in all material respects as of the time of their filing.  With respect to periods on or after December 31, 2005, all known taxes of the Target Fund which are due and payable (whether or not shown on any tax return) and, with respect to periods prior to December 31, 2005, to the Knowledge of the Target Fund all taxes of the Target Fund which are or were due and payable (whether or not shown on any tax return), have been timely paid in full or provision has been made for payment thereof.  The Target Fund is not liable for taxes of any person other than itself and is not a party to or otherwise bound by any tax sharing, allocation, assumption or indemnification agreement or arrangement.  With respect to periods on or after December 31, 2005, all of the Target Fund’s tax liabilities and, with respect to periods prior to December 31, 2005, to the Knowledge of the Target Fund the Target Fund’s tax liabilities, shall have been adequately provided for on its Books and Records in respect of all periods ended on or before the date of such Books and Records.  With respect to periods on or after December 31, 2005, the Target Fund has not and, with respect to periods prior to December 31, 2005, to the Knowledge of the Target Fund the Target Fund has not, had any tax deficiency or liability asserted against it or question with respect thereto raised, and no dispute, audit, investigation, proceeding or claim concerning any tax liabilities of the Target Fund has been raised by the Internal Revenue Service or by any other governmental authority in writing, and to the Target Fund’s Knowledge, no such dispute, audit, investigation, proceeding or claim is pending, being conducted or claimed.

(n)       The Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Sections 851 et seq. of the Code in respect of each taxable year since the commencement of operations, and shall continue to meet such requirements at all times through the Effective Time.  The Target Fund has not at any time since its inception been liable for and is not now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code.  The Target Fund has no other tax liability (foreign, state, local), except as accrued on the Target Fund’s Books and Records.  The Target Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.

(o)       The Target Fund is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

(p)       Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(q)       The Target Fund has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made.

(r)        The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(s)       Except as otherwise disclosed to the Acquiring Fund, the Target Fund has not previously been a party to a tax-free reorganization under the Code within the preceding twelve months.

(t)        The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(u)       All issued and outstanding shares of the Target Fund have been offered and sold by the Target Fund in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the 1933 Act and under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to the Acquiring Fund in writing.  Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid.  The Target Fund is not subject to any “stop order” and is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold.

(v)       The current prospectus and statement of additional information of the Target Fund, including amendments and supplements thereto, and each prospectus and statement of additional information of the Target Fund used at all times during the past three years prior to the date of this Agreement conform, or conformed at the time of its or their use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, as of their dates of distribution to the public, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.  The Target Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Target Fund.

(w)      The combined proxy statement and prospectus and statement of additional information (collectively, the “Proxy Statement/Prospectus”) to be included in FundVantage’s registration statement on Form N-14 (the “Registration Statement”) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to Old Mutual Trust or the Target Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement.  Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to Old Mutual Trust or the Target Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that Old Mutual Trust makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to FundVantage or the Acquiring Fund, including information furnished by FundVantage to the Target Fund specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto or otherwise publicly available on FundVantage’s website or the SEC’s public disclosure system.

(x)        Except as previously disclosed in writing to FundVantage, at the Effective Time, the Target Fund will have good and marketable title to the Fund Assets and full right, power, and authority to sell, assign, transfer and, upon delivery and payment for the Fund Assets, deliver such Fund Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof (other than any Fund Assets consisting of restricted securities) or as otherwise disclosed to FundVantage at least fifteen Business Days prior to the Effective Time, provided that the Acquiring Fund will acquire Fund Assets that are segregated or pledged as collateral for the Target Fund’s short sale and derivative positions (if any), including without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Fund Assets.

(y)       Old Mutual Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

(z)        Except as disclosed in writing to the Acquiring Fund, to the best of the Target Fund’s Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Target Fund or its properties or assets other than changes occurring in the ordinary course of business.

1.16         Representations and Warranties of FundVantage.  FundVantage, on behalf of the Acquiring Fund, hereby represents and warrants to the Target Fund as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

(a)       FundVantage is a statutory trust duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Acquiring Fund.  The Acquiring Fund has full power under FundVantage’s Agreement and Declaration of Trust, as amended from time to time, and By-laws (“FundVantage Governing Documents”) to conduct its business as it is now being conducted and to own properties and assets for itself.  The Acquiring Fund will prior to the Effective Time have all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business.

(b)       The execution, delivery and performance of this Agreement by FundVantage on behalf of the Acquiring Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by FundVantage Board and FundVantage Board has approved the Reorganization.  No action on the part of the shareholders of the Acquiring Fund is necessary to authorize the execution, delivery and performance of this Agreement by FundVantage on behalf of the Acquiring Fund or the consummation of the Reorganization.  This Agreement has been duly and validly executed and delivered by FundVantage on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery hereof by Old Mutual Trust on behalf of the Target Fund, is a legal, valid and binding obligation of FundVantage, as it relates to the Acquiring Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

(c)       The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest without par value.  As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class.  As of the Valuation Time, the outstanding shares of beneficial interest of the Acquiring Fund will consist solely of shares having the characteristics described in the Acquiring Fund’s prospectus effective at such time.  There are no outstanding options, warrants or other rights of any kind to acquire from the Acquiring Fund any shares of any series or equity interests of the Acquiring Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Acquiring Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares.

(d)       Except for consents, approvals, or waivers to be received prior to the Effective Time, including shareholder approval by the Target Fund, and upon the effectiveness of the Registration Statement, the execution, delivery and performance of this Agreement by FundVantage on behalf of the Acquiring Fund does not, and the consummation of the transactions contemplated herein will not:  (i) violate or conflict with the terms, conditions or provisions of FundVantage Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which FundVantage is a party or by which FundVantage or the Acquiring Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which FundVantage is a party or by which FundVantage or the Acquiring Fund is bound, (iii) result in a breach or violation by FundVantage or the Acquiring Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

(e)       Except as set forth in writing to the Target Fund, there is no Action or Proceeding pending against FundVantage or the Acquiring Fund or, to the best of FundVantage’s Knowledge, threatened against, relating to or affecting, FundVantage or the Acquiring Fund.

(f)        No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of FundVantage or the Acquiring Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

(g)       FundVantage is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect, and the Acquiring Fund is a separate series of FundVantage duly designated in accordance with the applicable provisions of FundVantage Governing Documents and in and compliance in all material respects with the 1940 Act and its rules and regulations.

(h)       The Acquiring Fund is, and will at the Effective Time be, a new series portfolio of FundVantage created within the last 12 months, and such Acquiring Fund will not have had any assets (other than assets required to meet the requirements of Section 14(a) of the 1940 Act or other seed capital) or operations at any time prior to the Effective Time.

(i)        The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Effective Time, shall not have carried on any business activity (other than such activities as are customary to the organization of a new series prior to its commencement of investment operations).  It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes.  However, upon filing its first federal income tax return at the completion of its first taxable year, the Acquiring Fund shall elect to be a “regulated investment company” under Subchapter M of the Code and until such time shall take all steps reasonably necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.  The Acquiring Fund is and will at the Effective Time be treated as a separate corporation under Section 851(g) of the Code.

(j)        The shares of the Acquiring Fund to be issued and delivered to the Target Fund for the account of the Target Fund (and to be distributed immediately thereafter to its shareholders) pursuant to the terms of this Agreement will have been duly authorized at the Effective Time and, when so issued and delivered, will be registered under the 1933 Act, duly and validly issued, fully paid and non-assessable and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(k)       As of the Valuation Time, the Acquiring Fund’s prospectus and statement of additional information will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(l)        The Proxy Statement/Prospectus to be included in the Registration Statement and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to FundVantage and the Acquiring Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement.  Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to FundVantage and the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that FundVantage makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to Old Mutual Trust or the Target Fund and furnished by the Target Fund to FundVantage specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

(m)      FundVantage has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

(n)       The Acquiring Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(o)       Except as disclosed in writing to the Target Fund, to the best of the Acquiring Fund’s Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Acquiring Fund other than changes occurring in the ordinary course of business.

(p)       FundVantage is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

(q)       The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by HRES or its Affiliates.

COVENANTS AND AGREEMENTS

1.17         Conduct of Business.  After the date of this Agreement and at or prior to the Effective Time, the Parties will conduct the businesses of the Target Fund and the Acquiring Fund only in the ordinary course and in accordance with this Agreement.  It is understood that such ordinary course of business with respect to the Target Fund shall include (a) the declaration and payment of customary dividends and other distributions; (b) shareholder purchases and redemptions; (c) the continued good faith performance by the investment adviser, sub-adviser, administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with the Target Fund and applicable Law; and (d) the continued compliance with the Target Fund’s prospectus and statement of additional information.  It is understood that such ordinary course of business with respect to the Acquiring Fund shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations.  No Party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. It is the intention of the parties that the transaction contemplated by this Agreement with respect to the Target Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code.  None of the Parties to this Agreement shall take any action or cause any action to be taken that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

1.18         Shareholders’ Meeting.  Old Mutual Trust will call, convene and hold a meeting of shareholders of the Target Fund as soon as practicable, in accordance with applicable Law and the Old Mutual Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the Proxy Statement/Prospectus, and for such other purposes as may be necessary or desirable.  In the event that, insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Old Mutual Governing Documents and applicable Law, and as set forth in the Proxy Statement/Prospectus in order to permit further solicitation of proxies.

1.19         Proxy Statement/Prospectus and Registration Statement.  The Parties will cooperate with each other in the preparation of the Proxy Statement/Prospectus and Registration Statement and cause the Registration Statement to be filed with the SEC in a form satisfactory to the Parties and their respective counsel as promptly as practicable.  Upon effectiveness of the Registration Statement, the Target Fund will cause the Proxy Statement/Prospectus to be delivered to shareholders of the Target Fund entitled to vote on this Agreement and the transactions contemplated herein in accordance with the Old Mutual Governing Documents.  Each Party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholder meeting of the Target Fund to consider the approval of this Agreement and the transactions contemplated herein. If, at any time prior to the Effective Time, a Party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the Party discovering the item shall notify the other Parties and the Parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

1.20         Information.  The Parties will furnish to each other, and each other’s accountants, legal counsel and other representatives, as appropriate, throughout the period prior to the Effective Time, all such documents and other information concerning the Target Fund and the Acquiring Fund, respectively, and their business and properties as may reasonably be requested by the other Party.  Such cooperation shall include providing copies of reasonably requested documents and other information.  Each Party shall make its employees and officers available on a mutually convenient basis to provide an explanation of any documents or information provided hereunder to the extent that such Party’s employees are familiar with such documents or information.

1.21         Notice of Material Changes.  Each Party will notify the other Parties of any event causing a Material Adverse Effect to such Party as soon as practicable following such Party’s Knowledge of any event causing such a Material Adverse Effect.

1.22         Financial Statements.  At the Closing, the Target Fund will deliver to the Acquiring Fund an unaudited statement of assets and liabilities of the Target Fund, together with a schedule of portfolio investments as of and for the interim period ending at the Valuation Time.  These financial statements will present fairly in all material respects the financial position and portfolio investments of the Target Fund as of the Valuation Time in conformity with U.S. generally accepted accounting principles applied on a consistent basis, and there will be no material contingent liabilities of the Target Fund not disclosed in said financial statements.  These financial statements shall be certified by the Treasurer of Old Mutual Trust as, to the best of his or her Knowledge, complying with the requirements of the preceding sentence.  The Target Fund also will deliver to the Acquiring Fund at the Effective Time (i) the detailed tax-basis accounting records for each security or other investment to be transferred to the Acquiring Fund hereunder, which shall be prepared in accordance with the requirements for specific identification tax-lot accounting and clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security to be transferred to the Acquiring Fund and (ii) a statement of earnings and profits of the Target Fund for federal income tax purposes that shall be carried over by the Target Fund as a result of Code Section 381 and which shall be certified by an officer of the Target Fund.

1.23         Other Necessary Action.  The Parties will each take all necessary action and use their reasonable best efforts to complete all filings, obtain all governmental and other consents and approvals and satisfy any other provision required for consummation of the transactions contemplated by this Agreement.

1.24         Books and Records.  Upon reasonable notice, each Party will make available to each other Party for review any Books and Records which are reasonably requested by such other Party in connection with this Reorganization.

1.25         Issued Shares.  The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund (and to be distributed immediately thereafter to its shareholders) pursuant to this Agreement, will have been duly authorized at the Effective Time.  Said shares when issued and delivered will be registered under the 1933 Act, will be duly and validly issued, fully paid and non-assessable.  No shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.  The shareholders of the Target Fund shall not pay any front-end or deferred sales charge in connection with the Reorganization.  The contingent deferred sales charge (“CDSC”) applicable to Class A shares of the Acquiring Fund issued in connection with the Reorganization will be calculated based on the CDSC schedule of Class A shares of the Target Fund and, for purposes of calculating the CDSC, recipients of such Class A shares of the Acquiring Fund shall be deemed to have acquired such shares on the date(s) that the corresponding shares of the Target Fund were acquired by the shareholder.

1.26         Liquidation of Target Fund.  Old Mutual Trust and the Target Fund agree that the liquidation and termination of the Target Fund shall be effected in the manner provided in the Old Mutual Governing Documents in accordance with applicable Law, and that on and after the Effective Time, the Target Fund shall not conduct any business except in connection with its liquidation and termination, or the satisfaction of any provisions of this Agreement as set forth in Section 10.5.

1.27         Final Tax Returns and Forms 1099 of Target Fund.  After the Effective Time, except as otherwise agreed to by the parties, the Target Fund shall or shall cause its agents to prepare any federal, state or local returns, including any Forms 1099, required to be filed by the Target Fund with respect to the taxable year ending on or prior to the Effective Time and for any prior periods or taxable years and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

1.28         Regulatory Filings.  Old Mutual Trust and the Target Fund agree to file all necessary or appropriate reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Effective Time with respect to Old Mutual Trust and the Target Fund.

CONDITIONS PRECEDENT

1.29         Conditions Precedent to Obligations of Old Mutual Trust.  The obligation of Old Mutual Trust, on behalf of the Target Fund to conclude the transactions provided for herein shall be subject, at its election, to the performance by FundVantage and the Acquiring Fund of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by Old Mutual Trust in writing:

(a)       All representations and warranties of FundVantage, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that FundVantage shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

(b)       The Acquiring Fund shall have furnished to the Target Fund the opinion of Pepper Hamilton LLP dated as of the Effective Time, substantially to the effect that:

(i)            FundVantage is a statutory trust, validly existing under Delaware Law, and has power under FundVantage Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-1A;

(ii)           FundVantage is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iii)          the Acquiring Fund Shares to be issued and delivered by FundVantage pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided herein, will be validly issued, fully paid and non-assessable under Delaware Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

(iv)          except as disclosed in writing to the Target Fund, such counsel knows of no material legal proceedings pending or threatened in writing against FundVantage;

(v)           this Agreement has been duly authorized, executed and delivered by FundVantage on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery by Old Mutual Trust on behalf of the Target Fund, constitutes a valid and legally binding obligation of FundVantage, on behalf of the Acquiring Fund, enforceable against FundVantage in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally, fraudulent conveyance, receivership, and to general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(vi)          the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the SEC;

(vii)         the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, FundVantage Governing Documents or any material agreement or instrument pertaining to the Acquiring Fund identified as an Exhibit in Part C of the registration statement on Form N-1A last filed by FundVantage;

(viii)        the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material violation by FundVantage or the Acquiring Fund of any terms, conditions, or provisions of any federal securities Law or Delaware Law as it relates to voluntary associations; and

(ix)           to the knowledge of such counsel, no consent, approval, authorization, or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware Law.

In rendering such opinion, Pepper Hamilton LLP may rely upon certificates of officers of FundVantage and of public officials as to matters of fact.

(c)       The Acquiring Fund shall have furnished to the Target Fund a certificate of the Acquiring Fund, signed by the President or Vice President and Treasurer of FundVantage, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i)            To the best of their Knowledge, the representations and warranties of FundVantage in this Agreement are true and correct in all material respects on and as of the Effective Time and FundVantage has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

(ii)           no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or, to FundVantage’s Knowledge, threatened in writing.

(d)       An officer of Old Mutual Trust shall have received the confirmation from the Acquiring Fund required under paragraph 3.3 of this Agreement.

(e)       The Acquiring Fund shall have duly executed and delivered to the Target Fund such assumptions of Liabilities and other instruments as the Target Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of all of the Liabilities of the Target Fund by the Acquiring Fund.

1.30         Conditions Precedent to Obligations of FundVantage.  The obligation of FundVantage, on behalf of the Acquiring Fund, to conclude the transactions provided for herein shall be subject, at its election, to the performance by Old Mutual Trust and the Target Fund of all of their obligations to be performed by them hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by FundVantage in writing:

(a)       All representations and warranties of Old Mutual Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that the Target Fund and Old Mutual Trust shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

(b)       The Target Fund shall have furnished to the Acquiring Fund the opinion of Stradley Ronon Stevens & Young, LLP dated as of the Effective Time, substantially to the effect that:

(i)            Old Mutual Trust is a statutory trust, validly existing and in good standing under the Delaware Statutory Trust Act, and has power under the Old Mutual Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-1A;

(ii)           Old Mutual Trust is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iii)          all issued and outstanding shares of the Target Fund as of the Effective Time are duly authorized, validly issued, fully paid and non-assessable under Delaware Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

(iv)          except as disclosed in writing to the Acquiring Fund, such counsel knows of no material legal proceedings pending or threatened in writing against Old Mutual Trust;

(v)           this Agreement has been duly authorized, executed and delivered by Old Mutual Trust on behalf of the Target Fund and, assuming due authorization, execution and delivery by FundVantage on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of Old Mutual Trust, on behalf of the Target Fund, enforceable against Old Mutual Trust in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally, fraudulent conveyance, receivership, and to general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(vi)          the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material breach of the terms or provisions of, or constitute a material default under, the Old Mutual Governing Documents or any material agreement or instrument pertaining to the Target Fund identified as an Exhibit in Part C of the registration statement on Form N-1A last filed by Old Mutual Trust;

(vii)         the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material violation by the Target Fund of any terms, conditions, or provisions of any federal securities Law or the Delaware Statutory Trust Act; and

(viii)        to the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware Law and such authorizations and filings as are necessary to terminate the Target Funds as series of a Delaware statutory trust.

In rendering such opinion, Stradley Ronon Stevens & Young, LLP may rely upon certificates of officers of Old Mutual Trust and of public officials as to matters of fact.

(c)       The Target Fund shall have furnished to the Acquiring Fund the unaudited statements required by paragraph 5.6.

(d)       The Target Fund shall have furnished to the Acquiring Fund a certificate of the Target Fund, signed by the President or Vice President and Treasurer of Old Mutual Trust, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i)            to the best of their Knowledge, the representations and warranties of Old Mutual Trust in this Agreement are true and correct in all material respects on and as of the Effective Time and Old Mutual Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

(ii)           since the date of the most recent financial statements of the Target Fund included in the Proxy Statement/Prospectus (or any supplement thereto), there has been no Material Adverse Effect on the business of the Target Fund (other than changes in the ordinary course of business, including, without limitation, dividends and other distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in the Proxy Statement/Prospectus (or any supplement thereto).

(e)       The Target Fund shall have duly executed and delivered to FundVantage such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Target Fund’s custodian and instructions to FundVantage’s transfer agent (“Transfer Documents”) as FundVantage may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund of all of the right, title and interest of the Target Fund in and to the respective Fund Assets of the Target Fund.  In each case, the Fund Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

(f)        The Acquiring Fund shall have received:  (i) a certificate of an authorized signatory of Target Fund Custodian, as custodian for the Target Fund, stating that the Fund Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from The Bank of New York Mellon, as custodian for the Acquiring Fund, stating that the Fund Assets of the Target Fund have been received; and (iii) a certificate of an authorized signatory of the Target Fund confirming that the Target Fund has delivered its records containing the names and addresses of the record holders of each series of the Target Fund shares and the number and percentage (to three decimal places) of ownership of each series of the Target Fund shares owned by each such holder as of the close of business at the Valuation Time.

(g)       At the Valuation Time and Effective Time, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable Law, there shall have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the Valuation Time and Effective Time, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act.  At the Valuation Time and Effective Time, all Liabilities chargeable to the Target Fund which are required to be reflected in the net asset value per share of a share class of the Target Fund in accordance with applicable Law will be reflected in the net asset value per share of the Target Fund.

(h)       Except for those agreements set forth on Schedule 6.2(h), the Target Fund’s agreements with each of its service contractors shall have terminated at the Effective Time, and each Party has received assurance that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

1.31         Other Conditions Precedent.  Unless waived in writing by the Parties with the consent of their respective boards of trustees, the consummation of the Reorganization is subject to the fulfillment, prior to or at the Effective Time, of each of the following conditions:

(a)       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Old Mutual Governing Documents, applicable Delaware Law and the 1940 Act.  Notwithstanding anything herein to the contrary, neither Old Mutual Trust nor FundVantage may waive the conditions set forth in this paragraph 6.3(a).

(b)       The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been pending or threatened in writing.

(c)       Each of the Acquiring Fund and the Target Fund shall have received a favorable opinion of Pepper Hamilton LLP substantially to the effect that, for federal income tax purposes:

(i)            The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for the Acquiring Fund’s assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares, followed by the distribution of such Acquiring Fund Shares by the Target Fund in liquidation to the Target Fund shareholders in exchange for their Target Fund shares, all as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)           Under Code Section 361, no gain or loss will be recognized by the Target Fund (i) upon the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Target Fund to the Target Fund shareholders in liquidation, as contemplated in this Agreement;

(iii)          Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund Shares as contemplated in this Agreement;

(iv)          Under Code Section 362(b), the tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization;

(v)           Under Code Section 1223(2), the holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund;

(vi)          Under Code Section 354, no gain or loss will be recognized by the Target Fund shareholders upon the exchange of all of their Target Fund shares solely for the Acquiring Fund Shares in the Reorganization;

(vii)         Under Code Section 358, the aggregate tax basis of the Acquiring Fund Shares to be received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

(viii)        Under Code Section 1223(1), a Target Fund shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which the Target Fund shares exchanged therefor were held, provided that the Target Fund shareholder held the Target Fund shares as a capital asset on the date of the Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Target Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (B) any Target Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Target Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Pepper Hamilton LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 6.3(c).

(d)       At the Effective Time, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, and there shall be no proceedings pending that would seek to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  No Action or Proceeding against the Target Fund or FundVantage or their respective officers or trustees shall be threatened in writing or pending before any court or other Governmental or Regulatory Body in which it will seek, or seeks to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

EXPENSES

1.32         HRES (or any Affiliate thereof) will bear and pay, in such proportion as may be agreed upon by such parties, all fees and expenses associated with the Parties’ participation in the Reorganization without regard to whether the Reorganization is consummated.  Reorganization expenses include, without limitation, obtaining shareholder approval of the Reorganization.

1.33         All such fees and expenses so borne and paid by HRES and/or their Affiliates shall be solely and directly related to the transactions contemplated by this Agreement and shall be paid directly by HRES and/or their Affiliates to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187.

AMENDMENTS AND TERMINATION

1.34         Amendments.  The Parties may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of shareholders of the Target Fund at which action upon this Agreement and the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the shareholders of the Target Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner that would materially and adversely affect the rights of such shareholders without their further shareholder approval.  Nothing in this paragraph 8.1 shall be construed to prohibit the Parties from amending this Agreement to change the Valuation Time or Effective Time.

1.35         Termination.  Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time:

(a)       by the mutual written consent of the Parties;

(b)       by Old Mutual Trust (i) following a material breach by FundVantage of any of its representations, warranties or covenants contained in this Agreement, provided that FundVantage shall have been given a period of 10 Business Days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.1 and 6.3 are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon FundVantage or the Acquiring Fund;

(c)       by FundVantage (i) following a material breach by Old Mutual Trust of any of its representations, warranties or covenants contained in this Agreement, provided that Old Mutual Trust shall have been given a period of 10 Business Days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.2 and 6.3 (other than 6.3(a) if the shareholder meeting has been duly adjourned to a date prior to the Final Effective Time) are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon Old Mutual Trust or the Target Fund;

(d)       by either FundVantage or Old Mutual Trust by written notice to the other following a determination by the terminating Party’s Board that the consummation of the Reorganization is not in the best interest of its shareholders; or

(e)       by either FundVantage or Old Mutual Trust if the Effective Time does not occur by September 13, 2012 (the “Final Effective Time”), unless extended by mutual agreement and evidenced by a writing signed by an authorized officer of each Party.

If a Party terminates this Agreement in accordance with this paragraph 8.2, there shall be no liability for damages on the part of any Party, or the trustees or officers of such Party.

PUBLICITY; CONFIDENTIALITY

1.36         Publicity.  Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree in writing, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law or otherwise reasonably deemed necessary or appropriate by authorized officers of the Funds, on the written advice of counsel, in which case the Party issuing such statement or communication shall advise the other Parties prior to such issuance.

1.37         Confidentiality.  (a) (i)The Parties (together with HRES for purposes of this paragraph 9.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and Affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(ii) HRES will, and will cause its parent Heitman LLC and all of its subsidiaries and its and their board members, officers, employees, representatives, and agents (with HRES collectively, the “HRES Parties”) to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of any HRES Party; (iv) if it was already known to a HRES Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b)   In the event of a termination of this Agreement,

(i)    the Parties agree that they along with their board members, employees, representative agents and Affiliated Persons shall, and shall cause their Affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and Affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) if it was already known to such Party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

(ii)   HRES agrees that it shall, and shall cause the other HRES Parties to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and Affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such HRES Party; (iii) if it was already known to such HRES Party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

MISCELLANEOUS

1.38         Entire Agreement.  This Agreement (including any schedules delivered pursuant hereto, which are a part hereof) constitutes the entire agreement of the Parties with respect to the matters covered by this Agreement.  This Agreement supersedes any and all prior understandings, written or oral, between the Parties and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

1.39         Notices.  All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, by overnight courier, by facsimile, telecopied (if confirmed) or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows (notices or other communication sent via e-mail shall not constitute notice):

If to Old Mutual Trust:

Joan R. Gulinello, Esq.

Old Mutual Asset Management

200 Clarendon Street

53rd Floor

Boston, MA 02116

Telephone No.: (617) 369-7379

Facsimile No.: (617) 369-7479

E-mail: jgulinello@oldmutualus.com

With a copy (which shall not constitute notice) to:

Matthew R. DiClemente, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA  19103

Telephone: (215) 564-8173

Facsimile No.: (215) 564-8120

E-mail: mdiclemente@stradley.com

If to FundVantage:

FundVantage Trust

301 Bellevue Parkway

Wilmington, DE 19809

Attention:  Joel Weiss

Telephone No.:  (302) 791-1851

Facsimile No.:  (302) 791-2639

E-mail:    joel.weiss@bnymellon.com

With a copy (which shall not constitute notice) to:

John M. Ford, Esq.

Pepper Hamilton LLP

3000 Two Logan Square

Eighteenth and Arch Streets

Philadelphia, PA 19103-2799

Telephone No.:  (215) 981-4009

Facsimile No.:  (215) 981-4750

E-mail:    fordjm@pepperlaw.com

If to HRES:

Heitman Real Estate Securities LLC

191 North Wacker Drive, Suite 2500

Chicago, IL 60606

Attention:  Timothy J. Pire

Telephone No.:  (312) 849-1456

Facsimile No.:  (312) 849-4141

E-mail:    timothy.pire@heitman.com

With copies (which shall not constitute notice) to:

Heitman Real Estate Securities LLC

191 North Wacker Drive, Suite 2500

Chicago, IL 60606

Attention:  Chief Compliance Officer

Telephone No.:  (312) 855-6523

Facsimile No.:  (312) 849-4141

E-mail:    roger.smith@heitman.com

and

Michele Gibbons, Esq.

Jones Day

717 Texas

Houston, TX 77002

Telephone No.:  (212) 901-7313

Facsimile No.:  (212) 755-7306

E-mail:    mitchgibbons@jonesday.com

1.40         Waiver.  The failure of either Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either Party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.  Except as provided in paragraph 6.3(a), a Party may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized officer of the waiving Party).

1.41         Assignment.  This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of all other Parties.  Nothing herein express or implied is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.

1.42         Survival.  Except as provided in the next sentence, the respective representations, warranties and covenants contained in this Agreement and in any certificates or other instruments exchanged at the Effective Time as provided in Article VI hereto shall not survive the consummation of the transactions contemplated hereunder.  The covenants in paragraphs 1.3, 1.5, 5.10, 5.11, 5.12, 7.1, 7.2, 9.2, 10.9, 10.13 and 10.14, and this paragraph 10.5 shall survive the consummation of the transactions contemplated hereunder; provided however, that the covenants in paragraphs 7.1, 7.2 and 9.2 with respect to HRES shall survive the consummation of the transactions contemplated hereunder for a period of three years from the Effective Time.

1.43         Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

1.44         Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

1.45         Governing Law.  This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to its principles of conflicts of Laws.

1.46         Further Assurances.  Subject to the terms and conditions herein provided, each of the Parties hereto shall use its reasonable best efforts to take, or cause to be taken, such action to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Reorganization contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to each Party hereto each of the items required under this Agreement as a condition to such Party’s obligations hereunder.  In addition, the Target Fund shall deliver or cause to be delivered to FundVantage at the Closing, the Books and Records of the Target Fund (regardless of whose possession they are in).

1.47         Beneficiaries.  Nothing contained in this Agreement shall be deemed to create rights in Persons not Parties (including, without limitation, any shareholder of the Acquiring Fund or the Target Fund).

1.48         Validity.  Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

1.49         Effect of Facsimile Signature.  A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

1.50         FundVantage Liability.  The name “FundVantage Trust” is the designation of the trustees for the time being under an Agreement and Declaration of Trust of the Trust dated August 28, 2006, as amended through February 8, 2012, and all Persons dealing with FundVantage or the Acquiring Fund must look solely to the property of FundVantage or the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of FundVantage.  No other portfolio of FundVantage shall be liable for any claims against the Acquiring Fund.  The Parties, along with HRES, specifically acknowledge and agree that any liability of FundVantage under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other portfolio of FundVantage shall be liable with respect thereto.

1.51         Old Mutual Trust Liability.  The name “Old Mutual Funds II” is the designation of the trustees for the time being under an Agreement and Declaration of Trust, dated March 1, 2006, as amended through May 20, 2011, and all Persons dealing with Old Mutual Trust or the Target Fund must look solely to the property of Old Mutual Trust or the Target Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of Old Mutual Trust.  No other portfolio of Old Mutual Trust shall be liable for any claims against the Target Fund.  The Parties, along with HRES, specifically acknowledge and agree that any liability of Old Mutual Trust under this Agreement with respect to the Target Fund, or in connection with the transactions contemplated herein with respect to the Target Fund, shall be discharged only out of the assets of the Target Fund and that no other portfolio of Old Mutual Trust shall be liable with respect thereto.

DEFINITIONS

As used in this Agreement, the following terms have the following meanings:

“Action or Proceeding” means any action, suit or proceeding by any Person, or any investigation or audit by any Governmental or Regulatory Body.

“Acquiring Fund” has the meaning specified in the preamble.

“Acquiring Fund Shares” has the meaning specified in paragraph 1.4.

“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

“Affiliated Person” shall mean, with respect to any Person, an “affiliated person” of such Person as such term is defined in Section 2(a)(3) of the 1940 Act.

“Agreement” has the meaning specified in the preamble.

“Books and Records” means a Parties’ accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by the Parties with respect to the Target Fund or the Acquiring Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder.

“Business Day” means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

“Closing” has the meaning specified in paragraph 3.1.

“Corresponding Class” means (i) with respect to Class A of the Target Fund, Class A of the Acquiring Fund, and (ii) with respect to Class Z and Institutional Class of the Target Fund, Class Z of the Acquiring Fund.

“Code” has the meaning specified in the recitals.

“HRES” has the meaning specified in the preamble.

“Effective Time” has the meaning specified in paragraph 3.1.

“Fund Assets” means all properties and assets of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, but not limited to, any claims that the Target Fund may have against any Person), litigation proceeds of any type (including, without limitation, proceeds resulting from litigation involving portfolio securities as well as market timing/late trading actions or settlements) and receivables (including dividend and interest receivable), goodwill and other intangible property, Books and Records, and all interests, rights, privileges and powers, owned by the Target Fund, and any prepaid expenses shown on the Target Fund’s books at the Valuation Time, excluding the Target Fund’s rights under this Agreement.

“Governmental or Regulatory Body” means any court, tribunal, or government or political subdivision, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

“Independent Trustees” has the meaning specified in the recitals.

“BNY Mellon” has the meaning specified in paragraph 2.4.

“Knowledge” means (i) with respect to Old Mutual Trust and the Target Fund, the actual knowledge after reasonable inquiry of Old Mutual Trust’s trustees or officers and HRES in its capacity as sub-adviser to the Target Fund; and (ii) with respect to FundVantage and the Acquiring Fund, the actual knowledge after reasonable inquiry of FundVantage’s trustees or officers.

“Law” means any law, statute, rule, regulation or ordinance of any Governmental or Regulatory Body.

“Liabilities” means all liabilities of the Target Fund.

“Material Adverse Effect” as to any Person means a material adverse effect on the business, results of operations or financial condition of such Person.  For purposes of this definition, a decline in net asset value of the Target Fund or Acquiring Fund arising out of its investment operations or declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of shares representing interests in such fund, shall not constitute a “Material Adverse Effect.”

“Target Fund” has the meaning specified in the preamble.

“Old Mutual Board” has the meaning specified in the recitals.

“Old Mutual Trust” has the meaning specified in the preamble.

“NYSE” means New York Stock Exchange.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Order” means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

“Party” and “Parties” each has the meaning specified in the preamble.

“Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

“Protected Persons” has the meaning specified in paragraph 9.2.

“Proxy Statement/Prospectus” has the meaning specified in paragraph 4.1(p).

“Registration Statement” has the meaning specified in paragraph 4.1(p).

“Reorganization” has the meaning specified in the recitals.

“Target Fund” has the meaning specified in the preamble.

“Old Mutual Governing Documents” has the meaning specified in paragraph 1.1.

“SEC” means the U.S. Securities and Exchange Commission.

“FundVantage” has the meaning specified in the preamble.

“FundVantage Board” has the meaning specified in the recitals.

“FundVantage Governing Documents” has the meaning specified in paragraph 4.3(a).

“Transfer Documents” has the meaning specified in paragraph 6.2(e).

“Valuation Time” has the meaning specified in paragraph 2.5.

IN WITNESS WHEREOF, the Parties and HRES have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

OLD MUTUAL FUNDS II, on behalf of the Old Mutual Heitman REIT Fund

By:
Name:
Title:

FUNDVANTAGE TRUST, on behalf of the Heitman REIT Fund

By:
Name:
Title:

HEITMAN REAL ESTATE SECURITIES LLC

By:
Name:
Title:

Solely for purposes of agreeing to be bound by Paragraphs 7.1, 7.2, 9.2, 10.5, 10.13 and 10.14

PART B

STATEMENT OF ADDITIONAL INFORMATION
April 9, 2012

to the

Registration Statement on Form N-14 Filed by:

FundVantage Trust

On behalf of:

	Class A	Class Z
Heitman REIT Fund	OARTX	OBRTX

301 Bellevue Parkway

 Wilmington, DE 19809
(302) 791-1851

Relating to the May 16, 2012 Special Meeting of Shareholders of the Old Mutual Heitman REIT Fund:

	Class A	Class Z	Institutional Class
Old Mutual Heitman REIT Fund	OARTX	OBRTX	OIHRX

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Joint Proxy Statement/Prospectus dated April 9, 2012, relating specifically to the Special Meeting of Shareholders of the Old Mutual Heitman REIT Fund (the “Old Mutual Heitman Fund” or the “Target  Fund”), to be held on May 16, 2012 (the “Proxy Statement/Prospectus”).  Copies of the Proxy Statement/Prospectus may be obtained at no charge by contacting Old Mutual Funds at 888-772-2888 or by writing to P.O. Box 219534, Kansas City, MO 64121-9534.

INTRODUCTION

This Statement of Additional Information relates to the proposed reorganization of the Old Mutual Heitman Fund, a series of Old Mutual Funds II (“OMF II”), into the Heitman REIT Fund (the “Fund” or the “Acquiring Fund”), a series of FundVantage Trust (“FundVantage”).  The proposed reorganization involves (i) the transfer of all of the assets of the Old Mutual Heitman Fund to the Acquiring Fund and the assumption of all of the liabilities of the Old Mutual Heitman Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the subsequent pro rata distribution of shares of the Acquiring Fund to the Old Mutual Heitman Fund shareholders, and (iii) the termination and complete liquidation of the Old Mutual Heitman Fund.

Target Fund	Acquiring Fund
Old Mutual Heitman REIT Fund	Heitman REIT Fund

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

INCORPORATION BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

1.               Statement of Additional Information of OMF II dated July 26, 2011 (filed via EDGAR on July 26, 2011, Accession No. 0000775180-11-000047) (the “OMF II SAI”).

2.               The audited financial statements and related report of the independent registered public registered accounting firm included in the Annual Report to Shareholders of OFM II for the fiscal year ended March 31, 2011 (filed via EDGAR on June 7, 2011, Accession No. 0000775180-11-000035).

3.               The unaudited financial statements included in the Semi-Annual Report to Shareholders of OMF II for the fiscal period ended September 30, 2011 (filed via EDGAR on December 1, 2011, Accession No. 0000775180-11-000119).

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial information has not been prepared for the Reorganization because the Old Mutual Heitman Fund is being reorganized into a newly organized series with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Old Mutual Heitman Fund. The Acquiring Fund will adopt the financial statements and financial history of the Old Mutual Heitman Fund upon consummation of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on August 28, 2006.  The Trust is a series trust authorized to issue separate series or classes of shares of beneficial interest (“Shares”).  The Trust has established the Fund as a separate series of the Trust.  This SAI only relates to the Fund. The Fund issues Class A, Class Z and Institutional Class shares.  The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  Heitman Real Estate Securities LLC (“Heitman” or the “Adviser”) serves as investment adviser to the Fund.

The Fund operated as the Old Mutual Heitman REIT Fund, a series of Old Mutual Funds II (the “Predecessor Fund”).  It is currently contemplated that before the Fund commences operations, substantially all of the assets of the Predecessor Fund will be transferred to the Fund in a tax-free reorganization (the “Reorganization”).  If approved by shareholders of the Predecessor Fund, the Reorganization will occur on or about May 21, 2012.  As a result of the Reorganization, the performance and accounting history of the Predecessor Fund will be assumed by the Fund.  Financial and performance information included herein is that of the Predecessor Fund.

INVESTMENT POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

BANK OBLIGATIONS.  Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.  The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.  Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

BANKERS’ ACCEPTANCES. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

CERTIFICATES OF DEPOSIT. Certificates of deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

TIME DEPOSITS. Time deposits are bank deposits for fixed periods of time. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which may vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

BORROWING.  The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.  This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 33-1/3% of the Fund’s total assets.  The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.  Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund.  To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Board of Trustees of the Trust (“Board” or “Trustees”), equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.  Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of the Fund’s portfolio.  Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.  The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions.  A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price.  Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.  The Fund typically will segregate or “earmark” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements.  However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.  To the extent that positions in reverse repurchase agreements are not covered through the segregation or “earmarking” of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 33-1/3% of the Fund’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects.  In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price.  A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Fund’s obligation under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund.  As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings.  Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.  The Fund’s obligation under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

COMMERCIAL PAPER.  The Fund may invest in commercial paper.  Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations and other entities in order to finance their current operations.

COMMON STOCK.  Common stock represents an equity (ownership) interest in a company or other entity.  This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations.  Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, the Fund can lose money through its stock investments.

CONVERTIBLE SECURITIES.  The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such it is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

CORPORATE DEBT SECURITIES.  Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

The Fund may invest in “below-investment grade” or “high yield” fixed income securities commonly known to investors as “high yield bonds” or “junk bonds.”  Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities, may incur additional expenses to seek recovery of its respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.  The Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield and distressed company securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting debt securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by the Fund, the Fund may retain the security if the Adviser deems it in the best interest of shareholders.

DEBT SECURITIES.  Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS.  American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions.  ADRs may be available through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary.  An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.  Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

DERIVATIVE INSTRUMENTS.  In pursuing its investment objective, the Fund may, to the extent permitted by its investment objective and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of its overall investment strategies. The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to interest rates, commodities and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that such instruments are consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.  If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed.  If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all.  Also, suitable derivative transactions may not be available in all circumstances.  The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments.  While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of the Fund to close out or to liquidate its derivatives positions.  In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.  If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes.  The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

The Fund may sell naked or covered call options to enhance income and may also sell or buy put options on individual securities to gain exposure or manage risk. In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.  The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.  The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund.  The premium received for an option written by the Fund is recorded as a deferred credit.  The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes.  There are several risks associated with transactions in options on securities and on indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option.  If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that the Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If the Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities and security or commodity indexes. The Fund may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies and it is expected that other futures contracts will be developed and traded in the future. The Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

The Fund may purchase and write call and put futures options.  Futures options possess many of the same characteristics as options on securities and indexes (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

The Trust anticipates filing a claim for exclusion from the definition of “commodity pool operator” on behalf of the Fund, with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”), whereby the Fund would not be deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and thus, would not be subject to registration or regulation as such under the CEA. The Adviser is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to its service as investment adviser to the Fund.

Limitations on Use of Futures and Futures Options.  The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with the custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn interest income on its initial margin deposits.  A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing the daily NAV, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, the Fund may “cover” their position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the futures contract.  Alternatively, the Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract.  With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract.  By setting aside assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio and may require liquidation of portfolio positions when it is not advantageous to do so.  However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio securities.  Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The requirements for qualification as a regulated investment company (“RIC”) provided under the Internal Revenue Code of 1986, as amended (“IRC”) also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.  See “Taxation of the Fund.”

Risks Associated with Futures and Futures Options.  There are several risks associated with the use of futures contracts and futures options as hedging techniques.  A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted.  To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of U.S. Government securities.  Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets.  The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that the Fund would remain obligated to meet margin requirements until the position is closed.  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Tax Risk. The Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC, the Fund must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. Accordingly, the Fund’s ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Fund does invest in these types of securities and the income is not determined to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Fund” below for additional information related to these restrictions.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities and credit and event-linked swaps. The Fund may also invest in currency exchange rate swap agreements. The Fund may also enter into options on swap agreements (“swap options” or “swaptions”).

The Fund may enter into swap transactions for any legal purpose consistent with their investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities representing a particular index.  A “quanto” or “differential” swap combines both an interest rate and a currency transaction.  Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Fund may also enter into swap options.  A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  The Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

The Fund may also enter into credit default swap agreements.  The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund.  The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, such Fund may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.  As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event.  As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.  The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.  A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date.  If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.  The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).  In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis.  In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).  Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio.  Such segregation or “earmarking” will not limit the Fund’s exposure to loss.  The Fund’s ability to enter into swap agreements may, in the future, be prohibited and/or limited as a result of legislative or regulatory changes.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the ability of the Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines).  Certain restrictions imposed on the Fund by the IRC may limit the Fund’s ability to use swap agreements and, if investments in the swaps are made, may cause the Fund to fail to qualify as a RIC.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments.  The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.  Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.  If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.  In addition, swap transactions may be subject to the Fund’s limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest.  The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes or other economic factors in establishing swap positions for the Fund.  If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment.  This could cause substantial losses for the Fund.  While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in the Fund’s other investments.  Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.  To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-

dealer, futures commission merchant, natural person, or regulated foreign person.  To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million.  In addition, an eligible swap transaction must meet three conditions.  First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms.  Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations.  The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Synthetic Equity Swaps. The Fund may also enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rated based on the notional amount. The notional amount is not invested in the reference security. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and the Fund will either pay or receive the net amount. The Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, certain funds seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by the Fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by the Fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which the Fund invests; (iv) the Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of the Fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Risk of Potential Government Regulation of Derivatives.  It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy and could ultimately prevent the Fund from being able to achieve its investment objective. In 2008, multiple committees of the U.S. Congress have held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon.  The CFTC also investigated allegations of price manipulation in certain commodity markets.  Some Members of Congress introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While no current regulatory or legislative activity is anticipated to have a direct, immediate effect upon the Fund, it is not possible to predict the course of future legislation or regulation in this area.  It is possible that if certain proposed measures were to become law, they could potentially limit or completely restrict the ability of the Fund to use certain instruments as a part of its investment strategy.  Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments.

EMERGING MARKETS. The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investment in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Fund may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, the Fund may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described in “Derivative Instruments.”

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

FOREIGN SECURITIES.  The Fund may invest in foreign securities, including securities from issuers located in emerging market countries. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that the Fund will lose money.  In addition to equity securities, foreign investments of the Fund may include:  (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper.  Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Currency Risk and Exchange Risk.  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Market Risk.  A fund that may invest in foreign securities offers the potential for more diversification than a fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States or otherwise adversely affect the Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.

Public Availability of Information.  In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.  Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange (the “Exchange”).  Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund.  Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States.  The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt.  In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States.  The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Sovereign Debt. The Fund may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Emerging Capital Markets.  As discussed in the Prospectus, the Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy.  Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund.  In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled.  There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Fund may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars.  Some of these instruments may have the characteristics of futures contracts.  In addition, the Fund may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance.  These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Derivatives” and “Foreign Currency and Related Transactions.”

ILLIQUID SECURITIES.  The Fund may not knowingly invest more than 15% of its net assets in illiquid securities.  The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid.  The Board of Trustees has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board.  The Adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board.  If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund’s Adviser to the Board of Trustees.

INFLATION-PROTECTED DEBT SECURITIES.  The Fund may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Treasury Inflation Protected Securities (“TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if the Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INVESTMENT COMPANY SECURITIES AND EXCHANGE—TRADED FUNDS.  The Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange-traded funds (“ETFs”).  Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC Staff interpretations thereof, or applicable exemptive relief granted by the SEC.  These limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies.  As a shareholder in an investment company, the Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.  Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF.  Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale.  Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.”  Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so.  The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.

Termination Risk. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events.  For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider.  Also, the

ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names.  If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities.  In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the Adviser believes that, in the event of the termination of an ETF, the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

MONEY MARKET FUNDS.  The Fund may invest in money market mutual funds.  Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC Staff interpretations thereof, or applicable exemptive relief granted by the SEC.  (See “Investment Company Securities and Exchange Traded Funds” above.)

MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities. The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Since September 6, 2008, FNMA and FHLMC have been under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as conservator.  It is not known when or how the conservatorships will be terminated or what changes to FNMA’s and FHLMC’s business structures will be made during or following the termination of the conservatorships.

On February 11, 2011, the Treasury and the U.S. Department of Housing and Urban Development released their report to Congress on reforming America’s housing finance market. The report provides that the Obama Administration will work with FHFA to determine the best way to responsibly reduce FNMA’s and FHLMC’s role in the market and ultimately wind down both institutions.  Based on quarterly loss figures, in August 2011 both FNMA and FHLMC requested additional support from the U.S. Treasury. In November 2011, FHLMC also requested additional support from the U.S. Treasury. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the FNMA’s and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government.

FNMA and FHLMC are each subject to investigations by the Department of Justice and SEC, and each is a party to a number of lawsuits.  Each of FNMA and FHLMC may be required to pay substantial judgments, settlements or penalties and incur significant expenses in connection with these investigations and lawsuits, which could have a material adverse effect on each of their businesses, results of operations, financial condition, liquidity and net worth.  Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether.  Importantly, the future of the entities is in question as the U.S. Government considers multiple options regarding the future of FNMA and FHLMC.

Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non- governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.

However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Limitations,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, the Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Consistent with their investment objectives and policies, the Fund also may invest in other types of asset-backed securities.

MUNICIPAL SECURITIES. The Fund may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities (collectively, “municipal securities”) to obtain funds for various public purposes such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from Federal income tax, dividends paid by the Fund to its shareholders may not be tax-exempt. See “Taxation of the Fund” for more information. A brief description of some typical types of municipal securities follows:

General Obligation Securities. General Obligation Securities are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads and water and sewer systems.

Revenue or Special Obligation Securities. Revenue or Special Obligation Securities are backed by the revenues of a specific project or facility — tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the issuer’s ability, without obligation, to make up deficits in the reserve fund.

Municipal Lease Obligations. Municipal Lease Obligations may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Fund will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

Bond Anticipation Notes. Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

Tax Anticipation Notes. Tax Anticipation Notes finance the working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable by these specific future taxes.

Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

Industrial Development Bonds (“IDBs”) and Private Activity Bonds (“PABs”). IDBs and PABs are specific types of revenue bonds issued on or on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal and industrial or commercial facilities. PABs generally are IDBs issued after April 15, 1986. These obligations are included within the term “municipal bonds” if the interest paid on them is exempt from Federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed or some form of credit enhancement such as a letter of credit or insurance. See “Taxation of the Fund” for a summary of some of the federal income tax consequences to shareholders of the Fund investing in PABs.

Resource Recovery Bonds. Resource Recovery Bonds are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

Tax-Exempt Commercial Paper and Short-Term Municipal Notes. Tax-Exempt Commercial Paper and Short-Term Municipal Notes provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the FHA by way of FNMA or GNMA.

Put Bonds. Put Bonds are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date.

PREFERRED STOCK.  The Fund may invest in preferred stocks.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

RATINGS AS INVESTMENT CRITERIA. In general, the ratings of the nationally recognized statistical ratings organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings may be used as initial criteria for the selection of portfolio securities, but the Fund also will rely upon the independent advice of their investment advisers to evaluate potential investments. Among the factors that may be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Subsequent to its purchase, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events may require sale of such securities, but the investment adviser may consider such events in its determination of whether such fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or because of a corporate reorganization, the Fund may attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES.  The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries.  Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities.  The Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries.  It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Fund intends to invest will be traded on a national securities exchange or in the over-the-counter market.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate.  If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders.  REITs are subject to management fees and other expenses, and so the Fund, when investing in REITs, will bear their proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents.  Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments.  Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors.  These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act.  Furthermore, REITs are not diversified and are heavily dependent on cash flow.

REPURCHASE AGREEMENTS.  The Fund may invest in repurchase agreements.  A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security.  While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of the Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the Adviser.  Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Fund’s investment limitations.

RESTRICTED SECURITIES.  Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration.  The Fund is subject to an investment limitation on the purchase of illiquid securities.  Restricted securities, including securities eligible for resale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation.  This determination is to be made by the Adviser pursuant to guidelines adopted by the Board of Trustees.  Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades.  In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund’s investment restrictions having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities.

Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. The Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed 33-1/3% of the Fund’s assets.

SECURITIES LENDING.  For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund.  The Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.  Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent.  The Fund may pay lending fees to the party arranging the loan.

SHORT SALES.  The Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments, to gain exposure to or adjust exposure to various market sectors, to offset potential declines in long positions in similar securities or otherwise take advantage of market conditions.  A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.  The Fund does not intend to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated or “earmarked” assets exceeds one-third of the value of the Fund’s assets.  This percentage may be varied by action of the Trustees.  A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.  The Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

U.S. GOVERNMENT OBLIGATIONS.  The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations.  This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of FNMA, FHLMC, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks.  In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.  Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.

U.S. Government securities also include securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on the debt issued by private entities through the earlier of the maturity date of the debt or June 30, 2012.

VARIABLE AND FLOATING RATE SECURITIES.  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades.  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.  A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

RIGHTS OFFERINGS AND WARRANTS TO PURCHASE SECURITIES.  The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS.  The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  When such purchases are outstanding, the Fund will segregate or “earmark” until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price.  Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations and takes such fluctuations into account when determining its NAV.  Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments.  If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security.  If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.  The Fund may dispose of or renegotiate a transaction after it is entered into and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss.  There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

ZERO COUPON BONDS.  The Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity.  Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently.  The IRC requires that the Fund accrue interest income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to tax and to continue to maintain its status as a RIC under the IRC.  Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the distribution requirements applicable to the Fund under the IRC.  See “Taxation of the Fund.”

TEMPORARY DEFENSIVE POSITIONS.  The Fund may, without limit, invest in U.S. Government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position.  The result of this action may be that the Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund.. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains.  During the Fund’s fiscal years ended March 31, 2010 and March 31, 2011, the portfolio turnover rate for the Fund was 182.26% and 169.65%, respectively.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures regarding the disclosure of securities holdings of the Fund.  The policies and procedures are designed to allow disclosure of the Fund’s holdings information where it is deemed appropriate for the Fund’s operations or it is determined to be useful to the Fund’s shareholders without compromising the integrity or performance of the Fund.  Except when there are legitimate business purposes for selective disclosure of the Fund’s holdings, the Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis.  The Board of Trustees provides ongoing oversight of the Trust’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.  Any deviation to this policy as well as any corrective action undertaken to address such deviations must be reported to the Trust’s CCO, at its next quarterly Board meeting or sooner, in his determination.

The Fund may, but is not required to, post its schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund.  Such schedule of investments must be as of a date at least 30 days prior to its posting on the website.  In addition to their schedule of investments, the Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund’s top ten holdings, and a percentage breakdown of the Fund’s investments by country, sector and industry.  This additional information must be as of a date at least 30 days prior to its posting on a website.  After any Fund holdings information becomes publicly available (by posting on the website or otherwise); it may be mailed, e-mailed or otherwise transmitted to any person.

The Fund’s portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Trust’s policy on selective disclosure of portfolio holdings.

The Board of Trustees of the Trust, or a committee thereof, may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

Before any non-public disclosure of information about the Fund’s holdings, the Trust’s CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security.  The Trust may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund’s policies and procedures and any applicable confidentiality agreement.

The Fund may distribute or authorize the distribution of information about its holdings that is not publicly available (on a website or otherwise) to the Fund’s, or its Adviser’s employees and affiliates that provide services to the Fund.  The Fund may also distribute or authorize the distribution of information about the Fund’s holdings that is not publicly available (on a website or otherwise) to the Fund’s service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired Adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of the Fund’s assets and minimize impact on remaining shareholders of the Fund.

Each of the following third parties has been approved to receive portfolio holdings information: (i) the Fund’s administrator and accounting agent; (ii) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing the Fund’s reports or regulatory filings; (iv) the Fund’s custodian in connection with its custody of the Fund’s assets; (v) if applicable, a proxy voting service; or (vi) disclosure to a ranking or rating agency, such as Lipper, Inc., Morningstar, Inc., Moody’s, S&P and Fitch Ratings, Inc. (“Fitch”).  Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Fund’s portfolio holding information without specific authorization.  The Adviser and the Fund’s service providers have also established procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies.

As required by the federal or state securities laws, including the 1940 Act, the Fund discloses portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Under no circumstances may the Fund or the Adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

INVESTMENT LIMITATIONS

The following Fundamental Investment Limitations may not be changed without approval by the holders of a majority of the Fund’s outstanding voting shares. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.  Several of these Fundamental Investment Limitations include the defined terms “1940

Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Fund.

FUNDAMENTAL INVESTMENT LIMITATIONS

1.               The Fund is a “diversified company” as defined in the 1940 Act. This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the “1940 Act Laws, Interpretations, and Exemptions.”(1)  This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations, and Exemptions.

2.               The Fund may not borrow money or issue senior securities, defined below, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3.               The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

4.               The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5.               The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

6.               The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

7.               The Fund will concentrate its investments in the real estate industry. Except with respect to the Fund’s investment policy to concentrate in the REIT industry, the Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS

The Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment limitation may be amended by the Board of Trustees without a vote of shareholders.

1.               In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.               In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from a bank or broker-dealer. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when borrowings exceed 5% of the Fund’s total assets.

3.               In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets.

(1)          The defined term “1940 Act Laws, Interpretations, and Exemptions” means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Funds

Except for borrowing under Non-Fundamental Restriction number 2, the foregoing limitations will apply at the time of the purchase of a security.

TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust.  Each person listed under “Interested Trustees” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act.  Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below.  The address of each Trustee and officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES(2)

Stephen M. Wynne Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	34

Copeland Trust (registered investment company) (1 portfolio); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios); Trustee of Widener

(2)  Prior to March 31, 2012, BNY Mellon Asset Servicing, BNY Mellon Investment Servicing (US) Inc. and the Underwriter were under the common control of The Bank of New York Mellon Corporation.  Accordingly, Ms. Wolcott and Mr. Wynne may be deemed “interested persons” of the Underwriter and the Trust as that term is defined in the 1940 Act because of their current or former positions with BNY Mellon Asset Servicing or BNY Mellon Investment Servicing (US) Inc.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
					University
Nancy B. Wolcott Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	34	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc.; BNY Mellon Investment Servicing Trust Company

INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC 2005 to 2006.	34	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	34	None

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	34

American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; Swift Mandatory Common Exchange Security Trust

EXECUTIVE OFFICERS

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joel Weiss Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
James Shaw Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
Jennifer M. Shields Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
Salvatore Faia Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES.  The basic responsibilities of the Trustees are to monitor the Trust and its funds’ financial operations and performance, oversee the activities and legal compliance of the Adviser and other major service providers, keep themselves informed and exercise their business judgment in making decisions important to the Trust’s proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders.  The Board of Trustees is comprised of five individuals, two of whom may be deemed to be Interested Trustees (Mr. Wynne and Ms. Wolcott).  The remaining Trustees are Independent Trustees.  The Board of Trustees meets multiple times during the year (but at least quarterly) to review the investment performance of the funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Board of Trustees has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board of Trustees and the identification of information to be presented to the Board of Trustees with respect to matters to be acted upon by the Board of Trustees. The Chairman also presides at all meetings of the Board of Trustees and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-Laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below.  Based on a review of the Board of Trustees and its function, the Trustees have determined that the leadership structure of the Board of Trustees is appropriate and that the Board’s role in the risk oversight of the Trust, as discussed below, allows the Board of Trustees to effectively administer its oversight function.

The Board of Trustees has an Audit Committee, a Nominating Committee and a Governance Committee.  The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE.  The Audit Committee is comprised of Messrs. Christian, Mansur and Puglisi, each of whom is an Independent Trustee.  Mr. Mansur serves as the chairman of the Audit Committee.  The Board of Trustees has adopted a written charter (the “Audit Committee Charter”) for the Audit Committee. Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent registered public accountants; (2) review and approve the scope of the independent registered public accountants’ audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants’ certifications; and (4) review with such independent registered public accountants the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls.  The Audit Committee meets at least two times per year.  The Audit Committee met three times during the Trust’s fiscal year ended April 30, 2011.

NOMINATING COMMITTEE.  The Nominating Committee is comprised of Messrs. Christian, Mansur and Puglisi.  Mr. Puglisi serves as the chairman of the Nominating Committee.  The Board has adopted a written charter for the Nominating Committee.  The Nominating Committee is responsible for assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust.  The Nominating Committee meets at least once a year.  The Nominating Committee met twice during the Trust’s fiscal year ended April 30, 2011.

The Nominating Committee develops a list of nominees, even when there is no current or anticipated vacancy on the Board, for consideration by the Board of Trustees when appropriate.  The Nominating Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board Membership. The Nominating Committee will consider nominee candidates recommended by shareholders.  Shareholders who wish to recommend individuals for consideration by the Nominating Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 760 Moore Road, King of Prussia, PA 19406.  Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any).  The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected.  Recommendations must be received in a sufficient time, as determined by the Nominating Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board.  Upon the written request of shareholders holding at least a 5% interest in the Trust’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

GOVERNANCE COMMITTEE.  The Governance Committee is comprised of Messrs. Mansur and Wynne.  Mr. Wynne serves as the chairman of the Governance Committee.  The Governance Committee is responsible for formulating a statement of corporate governance and reviewing certain regulatory and compliance matters of the Trust.  The Governance Committee meets at least once a year.  The Governance Committee met three times during the Trust’s fiscal year ended April 30, 2011.

TRUSTEE QUALIFICATIONS.  The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.

The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each nominee: Mr. Wynne is the former Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing, a provider of transfer agency, accounting and administrative services to mutual funds, and former Chief Executive Officer of PNC Global Investment Servicing; Ms. Wolcott is the current Executive Vice President of US Funds Services, BNY Mellon Asset Servicing, a provider of transfer agency, accounting and administrative services to mutual funds, and former Executive Vice President of PNC Global Investment Servicing;  Mr. Christian served as the Executive Vice President of Wilmington Trust and currently serves as the Trustee to other mutual fund complexes; Mr. Mansur is a Professor of Finance, School of Business Administration, at Widener University; and Mr. Puglisi is the Managing Director of Puglisi & Associates, which provides financial, administrative and consulting services, and serves as a director for various other businesses.

In its periodic self-assessment of the effectiveness of the Board of Trustees, the Board of Trustees considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust and its funds.  The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board of Trustees or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Trustees as a whole than would otherwise be the case.

RISK OVERSIGHT.  Through its direct oversight role, and indirectly through its Committees, of officers and service providers, the Board of Trustees performs a risk oversight function for the Trust and its funds consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Trust and its funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the investment advisers, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the funds, to review and discuss the activities of the Trust and its funds and to provide direction with respect thereto; and (5) engaging the services of the CCO of the Trust to test the compliance procedures of the Trust and its service providers.

SECURITY AND OTHER INTERESTS.  The following table sets forth the equity securities in the Fund and in all funds overseen by the Trustees within the Trust Complex that the Trustees beneficially owned as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
Interested Trustees
Stephen M. Wynne	None	None
Nancy B. Wolcott	None	None
Independent Trustees
Robert J. Christian	None	$50,001-$100,000
Iqbal Mansur	None	None
Donald J. Puglisi	None	None

As of the date of this SAI, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, the Adviser or the Underwriter, or of any of their respective affiliates.  Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

COMPENSATION.  In addition to the fees below, the Trust reimburses the Trustees for their related business expenses.  The following table sets forth the aggregate compensation paid to each of the Trustees for the Trust’s fiscal year ended April 30, 2011.

Name of Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust Complex
ROBERT J. CHRISTIAN	$29,125	$0	$0	$29,125
IQBAL MANSUR	$29,500	$0	$0	$29,500
DONALD J. PUGLISI	$28,000	$0	$0	$28,000
STEPHEN M. WYNNE	$9,625	$0	$0	$9,625

CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, each of the Trust, the Adviser and the Underwriter has adopted a code of ethics (each, a “Code” and together, the “Codes”).

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Adviser, the Underwriter or the Trust.  Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder.  Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions.  Under each Code adopted by the Adviser and Underwriter, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the Codes including information about any material violations of the Codes.  The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.

PROXY VOTING

The Board of Trustees has adopted the Adviser’s proxy voting procedures and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the Adviser, subject to the Board of Trustees’’ continuing oversight.  In exercising its voting obligations, the Adviser is guided by general fiduciary principles.  It must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to the Fund.  The Adviser will consider the factors that could affect the value of the Fund’s investment in its determination on a vote.

The Adviser’s proxy voting procedures establish a protocol for voting of proxies in cases in which the Adviser or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund or that could compromise the Adviser’s independence of judgment and action in voting the proxy in the best interest of the Fund’s shareholders.  The Adviser believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or Trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders.  The Adviser’s proxy voting policies and procedures are attached herewith as Appendix B.  The Fund is required to file annually its proxy voting record on Form N-PX with the SEC.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge by request by calling the Fund at 855-HEITMAN ((855) 434-8626); or (ii) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of March 5, 2012, no persons or entities owned, of record or beneficially, more than 5% of the outstanding equity securities of the Fund. As of March 5, 2012, officers and Trustees of the Trust owned individually and together less than 1% of the Fund’s outstanding shares. As of March 5, 2012, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of the Predecessor Fund were as follows:

Fund and Class	Percentage of Class Held

Old Mutual Heitman REIT Fund — Class A

Pershing LLC P O Box 2052 Jersey City, NJ 07303-2052	17.83%

Charles Schwab & Company Inc Special Custody Acct FBO Cust Reinv Attn Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	13.59%

Old Mutual Heitman REIT Fund — Class Z

United Nations Joint Staff - Pension Plan C/O Ernest Hunt Investment Management Service 1 DHP 885 Second Ave 20th Fl New York, NY 10017	41.94%

Charles Schwab & Company Inc Reinvest Account Attention Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	8.32%

T Rowe Price Trust Co Cust FBO Retirement Plans Po Box 17215 Baltimore, MD 21297-1215	6.46%

Gary S & Barbara M Vandeweghe Tr The Vandeweghe Living Trust San Jose, CA 95127-1615	5.61%

National Financial Services Corp. For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center New York, NY 10281	5.23%

Old Mutual Heitman REIT Fund — Institutional Class

Old Mutual Asset Allocation Moderate Growth Portfolio 4643 S. Ulster Street, Suite 700 Denver, CO 80237-2865	41.93%

Old Mutual Asset Allocation Growth Portfolio 4643 S. Ulster Street, Suite 700 Denver, CO 80237-2865	36.25%

Old Mutual Asset Allocation Balanced Portfolio 4643 S. Ulster Street, Suite 700 Denver, CO 80237-2865	21.84%

INVESTMENT ADVISORY SERVICES

Heitman Real Estate Securities LLC (“HRES” or the “Adviser”), is a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606. HRES manages and supervises the investment of the Fund’s assets on a discretionary basis. HRES has provided investment management services to its clients since 1989. HRES is a wholly-owned subsidiary of Heitman LLC, a Delaware limited liability company (“HRES-Parent”).  HRES-Parent is 50% owned by senior executives within HRES-Parent’s organization and 50% owned by Old Mutual (HFL) Inc., a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. HRES is an affiliate of Old Mutual Capital. HRES is an SEC registered investment adviser specializing in publicly traded equity securities of North American companies principally engaged in the real estate industry, including real estate investment trusts (REIT) or investments with economic characteristics similar to REITs.  The Adviser considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. The equity securities in which the Fund may invest include common and preferred stocks.  As of December 31, 2011, HRES had $2.304 billion in assets under management.

Pursuant to an investment advisory agreement between the Trust and the Adviser (the “Investment Advisory Agreement”), the Adviser manages the assets of the Fund.  The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund.  The Investment Advisory Agreement may be terminated either by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, in either case on 60 days’ written notice without penalty, and the Investment Advisory Agreement may be terminated by the Adviser on 90 days’ written notice without penalty.  The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee, paid monthly, comprising 0.90% of the average daily net assets of the Fund.  HRES has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses in order to limit “Total Annual Fund Operating Expenses,” excluding extraordinary expenses, brokerage commissions, interest and “Acquired Fund Fees and Expenses,” to, as a percentage of average daily net assets of 1.50% with respect to Class A shares, 1.19% with respect to Class Z shares and 0.95% with respect to Institutional Class shares (the “Expense Limitation”).  The Expense Limitation will remain in place through the day immediately prior to the second anniversary of the Reorganization, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.  Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Under the terms of the Investment Advisory Agreement, the Adviser agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund, securities and other investments consistent with the Fund’s objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable Federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities.  Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund.  The Trust and/or the Adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of personnel of the Adviser performing services for the Fund relating to research, statistical and investment activities are paid by the Adviser.

Additionally, the Adviser has agreed to compensate, at its own expense and out of its own legitimate profits, the Underwriter for, among other services: (i) entering into selling and/or service agreements to assist in facilitating the distribution of the Fund’s shares; (ii) preparing and executing selling and service agreements; (iii) preparing quarterly Rule 12b-1 reports to the Board of Trustees of the Trust; and (iv) reviewing and submitting to the Financial Industry Regulatory Authority (“FINRA”) the Fund’s advertising and sales literature.

The front-end sales load reallowed to dealers as a percentage of the offering price of the Fund’s Class A shares is described in the Prospectus.

For the fiscal years ended March 31, 2009, 2010 and 2011, the Predecessor Fund paid management fees to the predecessor investment adviser of $629,136, $427,729 and $557,543, respectively, and the predecessor investment adviser waived net fees and expense of $203,280, $51,031, and $59,642.  For the fiscal years ended March 31, 2009, 2010 and 2011, HRES as the Predecessor Fund’s investment sub-adviser received sub-advisory fees from the Predecessor Fund’s investment adviser of $253,868, $261,373 and $318,198, respectively.

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of a group of investment professionals employed by the Adviser.  The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:

(i)             “Other Accounts Managed.” Other accounts managed by the portfolio managers who are responsible for the day-to-day management of the Fund as of December 31, 2011;

(ii)          “Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed.  These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager.  Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)       “Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s portfolio managers from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts as of December 31, 2011; and

(iv)      “Ownership of Securities.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Fund as of December 31, 2011.

Other Accounts Managed:  The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Messrs. Pire, Moran and Yurk, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of December 31, 2011:

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Timothy J. Pire
Other Registered Investment Companies:	None	None	None	None
Other Pooled Investment Vehicles:	7	$1,466.6	None	None
Other Accounts:	24	$567	2	$121.7
Michael K. Moran
Other Registered Investment Companies:	None	None	None	None
Other Pooled Investment Vehicles:	4	$1,103.5	None	None
Other Accounts:	20	$490.6	2	$121.7
Jeffrey D. Yurk
Other Registered Investment Companies:	None	None	None	None
Other Pooled Investment Vehicles:	4	$1,103.5	None	None

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Other Accounts:	20	$490.6	2	$121.7

Material Conflicts of Interest.  HRES attempts to minimize conflicts of interest. HRES’s portfolio trading policy prohibits any allocation of trades in a manner that proprietary accounts, affiliated accounts or any particular client or group of clients receives more favorable treatment than other clients. HRES often purchases and sells the same security at the same price and time for more than one client because (i) HRES generally recommends similar strategies for its various accounts, (ii) HRES only recommends a limited number of real estate related securities, and (iii) numerous clients have similar investment objectives and similar portfolios. HRES typically allocates trades among the client accounts on a pro-rata basis.

Compensation.  Heitman LLC, the parent company of HRES, instituted a new two-tiered compensation/incentive structure for HRES personnel in 2010.

The first tier consists of the 16 senior employees, including HRES’s lead portfolio manager, who hold a 50% equity interest in the business. Equity ownership provides a carrot for retention of key personnel and, equally important, this structure creates alignment of interest between Heitman LLC and HRES’s partners and the firm’s clients. The total compensation of the firm’s partners is tied directly to the performance of the investments under their collective management and the degree to which client objectives have been met.

The second tier is for those employees who are not in the equity ownership pool, including the assistant portfolio managers. Compensation for these professionals comes in the form of salaries, which are evaluated annually against the market, and bonus compensation based on the achievement of enterprise, business unit and individual performance goals. Additional forms of compensation include awarding employees promote interests in funds or performance-oriented incentive fees, as well as offering the opportunity to invest in the sponsor capital position for many of the firm’s investment vehicles. HRES’s compensation structure strives to align our employees with overall firm performance as well as to enhance their personal wealth creation.

Ownership of Shares of the Fund.  As of December 31, 2011, the portfolio managers held shares of the Fund as follows:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Timothy J. Pire	$10,001 - $50,000
Michael K. Moran	$1 - $10,000
Jeffrey D. Yurk	None

ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies, preparing notices, agendas and resolutions for quarterly Board of Trustees meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files and providing executive and administrative services to support the Independent Trustees.  BNY Mellon Investment Servicing also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities and preparing and filing federal and state tax returns on behalf of the Trust.  In addition, BNY Mellon Investment Servicing prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust.  The accounting services performed by BNY Mellon Investment Servicing include determining the NAV per share of the Fund and maintaining records relating to the securities transactions of the Fund.  BNY Mellon Investment Servicing is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation. For the fiscal years ended March 31, 2009, 2010 and 2011, the Predecessor Fund’s former investment adviser paid sub-administration fees to BNY Mellon Servicing of $35,448, $ 38,944, and $49,544, respectively.

ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania, PA 19103, serves as the independent registered public accounting firm to the Fund.

LEGAL COUNSEL.  Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIAN.  The Bank of New York Mellon (the “Custodian”) located at One Wall Street, New York, New York 10286, serves as the Fund’s custodian.  The Custodian’s services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts and causing proxies to be executed.

TRANSFER AGENT.  BNY Mellon Investment Servicing, 4400 Computer Dr., Westborough, MA 01581-1722, serves as the Trust’s Transfer Agent and Dividend Paying Agent.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the Fund’s portfolio transactions and the allocation of brokerage commission.  The Adviser has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund.  Where possible, the Adviser deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

It is the objective of the Adviser to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved.  While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.  Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Adviser may receive orders for transactions by the Fund.  Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement and the expense of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Adviser in servicing all of its accounts and such research may or may not be useful to the Adviser in connection with the Fund.  In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser, and the Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients.

Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities.  However, affiliated persons of the Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser.  Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security.  If purchases or sales of securities by the Adviser for the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Adviser acts as investment adviser or sub- adviser) arise for consideration at or about the same time, transactions in such securities will be made, insofar as are feasible, for the respective funds and clients in a manner deemed equitable to all.  Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The additional compensation to financial intermediaries described in the Prospectus may be calculated based on factors determined by the Adviser and its affiliates from time to time, including: the value of the Fund’s shares sold to, or held by, a financial intermediary’s customers; gross sales of the Fund’s shares by a financial intermediary; or a negotiated lump sum payment.

In addition to the additional cash payments to financial intermediaries described in the Prospectus, subject to applicable FINRA rules and regulations, the Adviser and its affiliates may provide compensation to financial intermediaries that may enable the Adviser and its affiliates to sponsor or participate in educational or training programs, sales contests and other promotions involving the sales representatives and other employees of financial intermediaries in order to promote the sale of the Fund’s shares.  The Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of financial intermediaries and their sales representatives and other employees in connection with such educational or training programs, sales contests and other promotions.  These payments may vary with each such event.

DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Foreside Funds Distributors LLC (the “Underwriter”), located at 400 Berwyn Park, Suite 125, 899 Cassatt Rd., Berwyn, PA 19312, serves as a principal underwriter of the Fund’s shares pursuant to an Underwriting Agreement with the Trust. Pursuant to the terms of the Underwriting Agreement, the Underwriter is granted the right to facilitate the sale of the shares of the Fund as agent for the Trust.  Shares of the Fund are offered continuously.

Under the terms of the Underwriting Agreement, the Underwriter agrees to use efforts deemed appropriate by the Underwriter to solicit orders for the sale of shares of the Fund and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation.  To the extent that the Underwriter receives fees under the Rule 12b-1 Plan, the Underwriter will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the Class A Shares as may be required pursuant to the plan.  Moreover, to the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Fund, the Underwriter will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Fund as may be required pursuant to such plan.  The Underwriter receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Fund’s Class Z or Institutional Class Shares.  The Trustees of the Trust, including a majority of Independent Trustees, have determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Trust, the Fund and the shareholders of the Fund’s Class A Shares.

The Underwriting Agreement has an initial term of two years and continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Fund shares.

The Underwriting Agreement terminates automatically in the event of an assignment.  The Underwriting Agreement is also terminable without payment of any penalty with respect to the Fund (i) (by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to a Rule 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days’ written notice to the Underwriter; or (ii) by the Underwriter on sixty (60) days’ written notice to the Fund.  The Underwriter will be compensated for distribution services according to the Rule 12b-1 Plan regardless of the Underwriter’s expenses.  If such compensation exceeds the Underwriter’s expenses, the Underwriter may realize a profit from these arrangements.

The Rule 12b-1 Plan provides that the Underwriter will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders.  Additionally, the Underwriter may pay certain financial institutions (“Service Organizations”) such as banks or broker-dealers who have entered into servicing agreements with the Underwriter and other financial institutions for distribution and shareholder servicing activities.

The Rule 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.25% on an annualized basis of the Class A Shares of the Fund’s average net assets, except with respect to limitations set from time to time by the Board of Trustees.  Currently, the Fund is not paying any Rule 12b-1 fees.

Under the Rule 12b-1 Plan, if any payments made by the Adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by the Fund of the distribution of its Class A Shares, such payments are authorized.  The Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan.  No preference for instruments issued by such depository institutions is shown in the selection of investments.

SHAREHOLDER SERVICES PLAN

The Board of Trustees has adopted a shareholder service plan (“Service Plan”) with respect to Class A Shares of the Fund authorizing the Fund to pay service providers an annual fee not exceeding 0.25% of such Fund’s average daily net assets of its Class A Shares to compensate service providers, including affiliates of Heitman who maintain a service relationship with the Fund.  Service activities provided under this plan include, among other things,: (i) establishing and maintaining accounts and records relating to clients of a service provider; (ii) answering shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of the Class A Shares of the Fund may be effected and other matters pertaining to such class of share’s services; (iii) providing for the necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assisting shareholders in arranging for processing of purchase, redemption and exchange transactions; (v) arranging for the wiring of portfolio proceeds; (vi) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (vii) integrating periodic statements with other shareholder transactions; and (viii) providing such other related services as the shareholder may request.

CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers separate classes of shares of the Fund: Class A, Class Z and Institutional Class Shares of the Fund.  The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of the Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class A Shares bear Rule 12b-1 distribution expenses and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees.  Accordingly, the NAV of the Class A Shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held.  Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable.  Each class takes separate votes on matters affecting only that class.

The Fund does not hold an annual meeting of shareholders.  The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund’s outstanding shares.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES.  Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.

REDEMPTION OF SHARES.  Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the Prospectus.

PRICING OF SHARES.  For the Fund, the NAV per share of the Fund is determined by dividing the value of the Fund’s net assets by the total number of the Fund’s shares outstanding.  This determination is made by BNY Mellon Investment Servicing, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day the Fund is open for business.  The Fund is open for business on days when the Exchange is open for business.

In valuing the Fund’s assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued.  Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price.  Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively.  Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued.  If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price.  The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price.  Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market.  Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others.  Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

DIVIDENDS

The Fund intends to distribute substantially all of its net investment income, if any.  Dividends from such net investment income are declared and paid quarterly to the shareholders.  Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

The Fund’s dividends and distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund.  A dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution.  A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income tax.

A statement will be sent to you after the end of each year detailing the tax status of your distributions.  Please see “Taxation of the Fund” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.

TAXATION OF THE FUND

The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The summary discussion that follows is not tax advice and may not be relied upon by any shareholder. The summary is based upon current provisions of the IRC, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein. The summary applies only to beneficial owners of the Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of the Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. Shareholders are urged and advised to consult their own tax adviser with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

GENERAL. The Fund has elected, and intends to continue to qualify for, taxation as a RIC under the IRC. By qualifying as a RIC, the Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by the Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by a shareholder without the concurrent receipt of cash. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that the Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of such Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, such regulations have not been issued.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest. The Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Fund’s ability to invest in commodity related derivative transactions may be limited by the Qualifying Income Requirement. The Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the IRC. In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, the Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporation shareholders.

EXCISE TAX. If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Fund may, in certain circumstances, be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when an investment adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. For losses arising from tax years beginning before December 22, 2010, the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For capital losses realized with respect to tax years of the Fund beginning after December 22, 2010, the Fund may carry capital losses forward indefinitely. For capital losses realized in taxable years beginning after December 22, 2010, the excess of the Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s net taxable year. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Fund cannot carry back or carry forward any net operating losses.

MLPs. The Fund intends to invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Requirement, but the Fund’s investment in one or more of such qualified publicly traded partnerships is limited to no more than 25% of the value of the Fund’s assets.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. The Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Fund will be required to include OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by the Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent the election by the Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payments in cash on such securities during the year.

The Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by the Fund’s governing documents, through borrowing the amounts required to be distributed. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by the Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election,” will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require the Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of the Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount the Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by the Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which the Fund may invest. Offsetting positions held by the Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If the Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

In circumstances where the Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

SWAPS AND DERIVATIVES. As a result of entering into swap or derivative agreements, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark to market such swaps or derivatives annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while the Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the IRC in order for each Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in swap agreements and certain derivatives.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon the Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or other such contract, acquisition of the underlying property or substantially identical property by the Fund will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. The Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares. To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a

“qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, the Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of it would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by it even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund will furnish its shareholders with a written statement providing the amount of the foreign taxes paid by it that will “pass-through” for the year, if any. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITS. The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of such RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax-exempt-shareholders. See “Tax-Exempt Shareholders.”

DISTRIBUTIONS. Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long- term capital gain regardless of the length of time they have held their shares of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of the Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such noncorporate shareholders in taxable years beginning before January 1, 2013. The Fund’s distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of the Fund may be eligible for the dividends received deduction with respect to the Fund’s distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Under current law, beginning in 2013, a new 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisers for more information.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges shares of the Fund within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of shares of the Fund.

BACKUP WITHHOLDING. The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of the Fund if (i) the shareholder fails to furnish the Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to “backup withholding,” or (iii) the IRS or a broker has notified the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.

Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged and advised to consult their own tax advisers as to the state and local tax rules affecting investments in the Fund.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund, capital gains dividends, and, with respect to taxable years beginning before January 1, 2012, short-term capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

For taxable years beginning before January 1, 2012, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by the Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC’s net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend, the Fund must furnish a statement to shareholders in which it designates a distribution as such.

Distributions of the Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs, among other entities and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing the Fund with a properly completed Form W-8BEN).

All non-U.S. shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

After December 31, 2013, recently enacted rules will require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain U.S.-source payments, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S. source interest or dividends (“Withholding Payments”) made after December 31, 2013.

The IRS has issued proposed guidance with respect to these new rules. Pursuant to that guidance, distributions and redemption payments made by the Fund after December 31, 2013 to a shareholder will be Withholding Payments and therefore subject to the new 30% withholding requirement. Withholding Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding unless such shareholder enters into an agreement with the IRS. Withholding Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation as it requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediaries regarding the application of the new reporting and withholding regime to their investments in the Fund. These requirements remain subject to material changes resulting from any future guidance. Shareholders are urged and advised to consult with their own tax adviser regarding the application of this new reporting and withholding regime to their own situation.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS. A shareholder that owns directly or indirectly more than 50% by vote or value of the Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund as a result of the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

It is possible that a tax-exempt shareholder of the Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax-exempt shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisers with respect to the tax consequences of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.